As filed with the Securities and Exchange Commission on August 21, 2024

Securities Act File No. 333-

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.	☐
Post-Effective Amendment No.	☐

ARES STRATEGIC INCOME FUND

(Exact name of registrant as specified in charter)

245 Park Avenue, 44th Floor

New York, NY 10167

(212) 750-7300

(Address and telephone number, including area code, of principal executive offices)

Joshua M. Bloomstein

General Counsel

Ares Strategic Income Fund

245 Park Avenue, 44th Floor

New York, NY 10167

(Name and address of agent for service)

COPIES TO:

Monica J. Shilling Kirkland & Ellis LLP 2049 Century Park East, 37th Floor Los Angeles, California 90067 (310) 552-4200	Nicole M. Runyan Kirkland & Ellis LLP 601 Lexington Avenue New York, New York 10022 (212) 446-4800

Approximate Date of Proposed Public Offering: As soon as practicable after this registration statement becomes effective and upon completion of the transactions described in the enclosed document.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this preliminary prospectus is not complete and may be changed. We may not complete exchange offers until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell nor does it seek an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED AUGUST 21, 2024

PRELIMINARY PROSPECTUS

Ares Strategic Income Fund

Offer to Exchange

$700,000,000 aggregate principal amount of 6.350% Notes due 2029

For

$700,000,000 aggregate principal amount of 6.350% Notes due 2029

Registered under the Securities Act of 1933, as amended

Ares Strategic Income Fund (the “Fund,” “we,” “us,” or “our”) is a closed-end management investment company organized as a Delaware statutory trust. We have elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “Investment Company Act”). We are offering to exchange all of our outstanding 6.350% Notes due 2029 (the “Restricted Notes”) that were issued in transactions not requiring registration under the Securities Act of 1933, as amended (the “Securities Act”) on June 5, 2024, for an equal aggregate principal amount of our new 6.350% Notes due 2029 (the “Exchange Notes”) that have been registered with the Securities and Exchange Commission (the “SEC”) under the Securities Act. We refer to the Restricted Notes and the Exchange Notes collectively as the “Notes.” The Notes will mature on August 15, 2029. We will pay interest on the Notes on February 15 and August 15 of each year, beginning February 15, 2025.

If you participate in the exchange offer, you will receive Exchange Notes for Restricted Notes that you validly tendered. The terms of the Exchange Notes are substantially identical to those of the Restricted Notes, except that the transfer restrictions and registration rights relating to the Restricted Notes will not apply to the Exchange Notes, and the Exchange Notes will not provide for the payment of additional interest in the event of a Registration Default (as defined herein). In addition, the Exchange Notes will bear different CUSIP numbers than the Restricted Notes.

We may redeem the Notes in whole or in part at any time or from time to time at the redemption price discussed under the caption “Description of the Exchange Notes — Optional Redemption” in this prospectus. In addition, holders of the Notes can require us to repurchase the Notes at 100% of their principal amount upon the occurrence of a Change of Control Repurchase Event (as defined herein). The Exchange Notes will be issued in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof.

The Notes will be our direct senior unsecured obligations and rank pari passu, or equally, with all outstanding and future unsecured unsubordinated indebtedness issued by Ares Strategic Income Fund.

Our investment objective is to generate current income and, to a lesser extent, long-term capital appreciation. We seek to invest primarily in first lien senior secured loans, second lien senior secured loans, subordinated secured and unsecured loans, subordinated debt, which in some cases include equity and/or preferred components, and other types of credit instruments which may include commercial real estate mezzanine loans, real estate mortgages, distressed investments, securitized products, notes, bills, debentures, bank loans, convertible and preferred securities, infrastructure debt and government and municipal obligations, made to or issued by U.S. middle-market companies, which we generally define as companies with annual net income before net interest expense, income tax expense, depreciation and amortization (“EBITDA”) between $10 million and $250 million. We expect that a majority of our investments will be in directly originated loans.

We are externally managed by our investment adviser, Ares Capital Management LLC, a subsidiary of Ares Management Corporation (NYSE: ARES), a publicly traded, leading global alternative investment manager. Ares Operations LLC, a subsidiary of Ares Management Corporation, provides certain administrative and other services necessary for us to operate.

Investing in the Notes involves risks that are described in the “Risk Factors” section beginning on page 14 of this prospectus, including the risk of leverage.

This prospectus and the documents incorporated by reference herein provide important information about us that you should know before investing in the Exchange Notes. Please read this prospectus, and the documents incorporated by reference herein, before you invest and keep it for future reference. We file annual, quarterly and current reports, proxy statements and other information with the SEC. This information is available free of charge by calling us collect at (866) 324-7348 or on our website at https://areswmsresources.com/investment-solutions/asif/. To obtain timely delivery, you must request information no later than five business days prior to the expiration of the exchange offer, which expiration is 5:00 p.m., New York City time, on      ,      . The SEC also maintains a website at www.sec.gov that contains such information. The information on the websites referred to herein is not incorporated by reference into this prospectus.

THE EXCHANGE NOTES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF A BANK AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

MATERIAL TERMS OF THE EXCHANGE OFFER

The exchange offer expires at 5:00 p.m., New York City time, on      ,      , unless extended.

We will exchange all the Restricted Notes that are validly tendered and not withdrawn prior to the expiration of the exchange offer for the Exchange Notes. You may withdraw tendered Restricted Notes at any time prior to the expiration of the exchange offer.

The only conditions to completing the exchange offer are that the exchange offer not violate any applicable law or applicable interpretation of the staff of the SEC and that no injunction, order or decree has been or is issued that would prohibit, prevent or materially impair our ability to complete the exchange offer.

We will not receive any cash proceeds from the exchange offer.

There is no active trading market for the Restricted Notes, and we do not intend to list the Restricted Notes or the Exchange Notes on any securities exchange or to seek approval for quotations through any automated dealer quotation system.

The date of this prospectus is     ,

i

We have not authorized anyone to provide any information other than that contained or incorporated by reference in this prospectus or to which we have referred you. We take no responsibility for, and can provide no assurance as to the reliability of, any other information that others may give you. We are not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in, or incorporated by reference in this prospectus is, or will be, accurate only as of their respective dates. Our business, financial condition, results of operations and prospects may have changed since any such date.

Each broker-dealer that receives Exchange Notes for its own account in the exchange offer for Restricted Notes that were acquired as a result of market-making or other trading activities must acknowledge that it will comply with the prospectus delivery requirements of the Securities Act in connection with any resale or other transfer of the Exchange Notes received in the exchange offer. The accompanying letter of transmittal relating to the Exchange Offer states that, by so acknowledging and delivering a prospectus, such broker-dealer will not be deemed to admit that it is an “underwriter” of the Exchange Notes within the meaning of the Securities Act. This prospectus, as it may be amended or supplemented from time to time, may be used by such broker-dealer in connection with resales or other transfers of Exchange Notes received in the exchange offer for Restricted Notes that were acquired by the broker-dealer as a result of market-making or other trading activities.

ii

FORWARD-LOOKING STATEMENTS

Some of the statements included or incorporated by reference in this prospectus and any prospectus supplement constitute forward-looking statements, which relate to future events or our future performance or financial condition. The forward-looking statements contained in this prospectus and any prospectus supplement and other information incorporated herein or therein by reference involve a number of risks and uncertainties, including statements concerning:

●	our, or our portfolio companies’, future business, operations, operating results or prospects;

●	the return or impact of current and future investments;

●	the impact of a protracted decline in the liquidity of credit markets on our business;

●	changes in the general economy, slowing economy, rising inflation and risk of recession;

●	the impact of changes in laws or regulations (including the interpretation thereof), including tax laws, governing our operations or the operations of our portfolio companies or the operations of our competitors;

●	the valuation of our investments in portfolio companies, particularly those having no liquid trading market;

●	our ability to recover unrealized losses;

●	market conditions and our ability to access different debt markets and additional debt and equity capital and our ability to manage our capital resources effectively;

●	our contractual arrangements and relationships with third parties;

●	political and regulatory conditions that contribute to uncertainty and market volatility including the impact of the upcoming U.S. presidential election and legislative, regulatory, trade and policy changes associated with a new administration

●	the impact of supply chain constraints on our portfolio companies and the global economy;

●	uncertainty surrounding global financial stability;

●	the Israel-Hamas war;

●	the disruption of global shipping activities;

●	the Russia-Ukraine war and the potential for volatility in energy prices and other commodities and their impact on the industries in which we invest;

●	the financial condition of our current and prospective portfolio companies and their ability to achieve their objectives;

●	the impact of information technology system failures, data security breaches, data privacy compliance, network disruptions, and cybersecurity attacks;

●	our ability to anticipate and identify evolving market expectations with respect to environmental, social and governance matters, including the environmental impacts of our portfolio companies’ supply chain and operations;

●	our ability to successfully complete and integrate any acquisitions;

●	the outcome and impact of any litigation or regulatory proceeding;

●	the adequacy of our cash resources and working capital;

●	the timing, form and amount of any distributions;

●	the timing of cash flows, if any, from the operations of our portfolio companies;

●	the ability of our investment adviser to locate suitable investments for us and to monitor and administer our investments; and

●	fluctuations in global interest rates.

We use words such as “anticipates,” “believes,” “expects,” “intends,” “project,” “seeks,” “estimates,” “will,” “should,” “could,” “would,” “likely,” “may” and similar expressions to identify forward-looking statements, although not all forward-looking statements include these words. You should not place undue reliance on these forward-looking statements, which are based on information available to us as of the date of this prospectus or other information incorporated herein by reference, as applicable. Except as required by the federal securities laws, we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise.

This prospectus and the documents incorporated by reference therein contain forward-looking statements that are subject to risks and uncertainties. All statements other than statements of historical fact or relating to present facts or current conditions included in this prospectus are forward-looking statements. Our actual results and condition could differ materially from those implied or expressed in the forward-looking statements or from our historical performance for any reason, including the factors set forth in “Risk Factors” in this prospectus and the other information included in this prospectus including the documents we incorporate by reference herein.

PROSPECTUS SUMMARY

This summary highlights some of the information contained elsewhere in or incorporated by reference into this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should review the more detailed information contained elsewhere in this prospectus and the documents incorporated by reference into this prospectus before making a decision to invest in our securities, and especially the information set forth under the heading “Risk Factors” in this prospectus and any document incorporated by reference into this prospectus, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the SEC on March 14, 2024 (“2023 Annual Report”) and our Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2024, filed with the SEC on August 13, 2024 (“Q2 2024 Quarterly Report”), each of which is incorporated by reference herein. Except where the context suggests otherwise, the terms “we,” “us,” “our,” “the Fund” and “Ares Strategic Income Fund” refer to Ares Strategic Income Fund and its consolidated subsidiaries; “Ares Capital Management” and “our investment adviser” refer to Ares Capital Management LLC; “Ares Operations” and “our administrator” refer to Ares Operations LLC; and “Ares” and “Ares Management” refer to Ares Management Corporation (NYSE: ARES) and its affiliated companies (other than portfolio companies and its affiliated funds) and “Ares funds” refers to investment funds, partnerships, limited liability companies, corporations or similar investment vehicles, clients, the assets or investments for the account of any client, or separate account for which, in each case. Ares or one or more of its affiliated companies, including our investment adviser acts as general partner, manager, managing member, investment adviser, sponsor or in a similar capacity.

Ares Strategic Income Fund

We are an externally managed, closed-end management investment company. Formed as a Delaware statutory trust on March 15, 2022, we have elected to be regulated as a BDC under the Investment Company Act.

We are externally managed by Ares Capital Management LLC (“Ares Capital Management” or our “investment adviser”), a subsidiary of Ares Management Corporation (NYSE: ARES) (“Ares Management” or “Ares”), a publicly traded, leading global alternative investment manager, pursuant to our investment advisory and management agreement (the “investment advisory and management agreement”). Our investment adviser is responsible for sourcing potential investments, conducting due diligence on prospective investments, analyzing investment opportunities, structuring investments and monitoring our portfolio on an ongoing basis. Our investment adviser is registered as an investment adviser with the SEC. Our administrator, Ares Operations LLC (“Ares Operations” or “our administrator”), a subsidiary of Ares Management, provides certain administrative and other services necessary for us to operate.

Our investment objective is to generate current income and, to a lesser extent, long-term capital appreciation. We seek to invest primarily in first lien senior secured loans, second lien senior secured loans, subordinated secured and unsecured loans, subordinated debt, which in some cases include equity and/or preferred components, and other types of credit instruments which may include commercial real estate mezzanine loans, real estate mortgages, distressed investments, securitized products, notes, bills, debentures, bank loans, convertible and preferred securities, infrastructure debt and government and municipal obligations, made to or issued by U.S. middle-market companies, which we generally define as companies with annual EBITDA between $10 million and $250 million. We expect that a majority of our investments will be in directly originated loans. For cash management and other purposes, we also intend to invest in broadly syndicated loans and other more liquid credit investments, including in publicly traded debt instruments and other instruments that are not directly originated. We primarily invest in illiquid and restricted investments, and while most of our investments are expected to be in private U.S. companies (we generally have to invest at least 70% of our total assets in “qualifying assets,” including private U.S. companies), we may also invest from time to time in non-U.S. companies. Our portfolio may also include equity securities such as common stock, preferred stock, warrants or options, which may be obtained as part of providing a broader financing solution. Under normal circumstances, we will invest directly or indirectly at least 80% of our total assets (net assets plus borrowings for investment purposes) in debt instruments of varying maturities.

To seek to enhance our returns, we employ leverage as market conditions permit and at the discretion of our investment adviser, but in no event will leverage employed exceed the limitations set forth in the Investment Company Act. We intend to use leverage in the form of borrowings, including loans from certain financial institutions, including any potential borrowings under our existing debt facilities and the issuance of debt securities. We may also use leverage in the form of the issuance of preferred shares, but do not currently intend to do so. In determining whether to borrow money, we analyze the maturity, covenant package and rate structure of the proposed borrowings as well as the risks of such borrowings compared to our investment outlook. Any such leverage, if incurred, would be expected to increase the total capital available for investment by us. See “Risk Factors — Risks Relating to Our Business and Structure — We borrow money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing in us” in our 2023 Annual Report, which is incorporated by reference herein. To finance investments, we may securitize certain of our secured loans or other investments, including through the formation of one or more collateralized loan obligations, while retaining all or most of the exposure to the performance of these investments. See “Risk Factors — Risks Relating to Our Business and Structure — We may form or invest in one or more CLOs, which may subject us to certain structured financing risks” in our 2023 Annual Report, which is incorporated by reference herein.

As a BDC, we are required to comply with certain regulatory requirements. For instance, we generally have to invest at least 70% of our total assets in “qualifying assets,” including securities and indebtedness of private U.S. companies and certain public U.S. companies, cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. We also may invest up to 30% of our portfolio in non-qualifying assets, as permitted by the Investment Company Act. Specifically, as part of this 30% basket, we may invest in entities that are not considered “eligible portfolio companies” (as defined in the Investment Company Act), including companies located outside of the United States, entities that are operating pursuant to certain exceptions under the Investment Company Act, and publicly traded entities whose public equity market capitalization exceeds the levels provided for under the Investment Company Act. In addition, we, our investment adviser and certain of our affiliates have received an exemptive relief order from the SEC that permits us and other BDCs and registered closed-end management investment companies managed by Ares Management and its affiliates to co-invest in portfolio companies with each other and with affiliated investment funds (the “Co-Investment Exemptive Order”). Co-investments made under the Co-Investment Exemptive Order are subject to compliance with certain conditions and other requirements, which could limit our ability to participate in a co-investment transaction. We may also otherwise co-invest with funds managed by Ares Management or any of its downstream affiliates, subject to compliance with existing regulatory guidance, applicable regulations and our investment adviser’s allocation policy.

We have elected to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), and operate in a manner so as to qualify for the tax treatment applicable to RICs. To qualify as a RIC, we must, among other requirements, meet certain source-of-income and asset diversification requirements and timely distribute to our shareholders generally at least 90% of our investment company taxable income, as defined by the Code, for each year. Pursuant to this election, we generally will not have to pay U.S. federal corporate-level taxes on any income that we distribute to our shareholders provided that we satisfy those requirements.

Our Adviser

Ares Capital Management, our investment adviser, is served by origination, investment and portfolio management and valuation teams of approximately 190 U.S.-based investment professionals as of March 31, 2024 and led by certain partners of the Ares Credit Group: Kipp deVeer, Mitchell Goldstein and Michael Smith. Ares Capital Management leverages off of Ares’ investment platform and benefits from the significant capital markets, trading and research expertise of Ares’ investment professionals. Ares Capital Management’s investment committee has eight members primarily comprised of certain of the U.S.-based partners of the Ares Credit Group.

Our Administrator

Pursuant to an administration agreement, referred to herein as the “administration agreement”, our administrator, Ares Operations, furnishes us with office equipment and clerical, bookkeeping and record keeping services at our office facilities. Under the administration agreement, our administrator also performs, or oversees the performance of, our required administrative services, which include, among other things, providing assistance in accounting, legal, compliance, operations, technology and investor relations, being responsible for the financial and other records that we are required to maintain and preparing reports to our shareholders and reports and other materials required to be filed with the SEC or any other regulatory authority. In addition, our administrator assists us in determining and publishing our net asset value, assists us in providing managerial assistance to our portfolio companies, oversees the preparation and filing of our tax returns and the printing and dissemination of reports to our shareholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others.

Summary of the Terms of the Exchange Offer

The following summary contains basic information about the exchange offer. It does not contain all the information that may be important to you. For a more complete description of the exchange offer, you should read the discussion under the heading “The Exchange Offer.”

Exchange Notes	$700,000,000 aggregate principal amount of 6.350% Notes due 2029 (the “Exchange Notes”).

The terms of our Exchange Notes whose issuance has been registered with the SEC under the Securities Act are substantially identical to those of the Restricted Notes that were issued in a transaction not requiring registration under the Securities Act on June 5, 2024, except that the transfer restrictions and registration rights relating to the Restricted Notes will not apply to the Exchange Notes, and the Exchange Notes will not provide for the payment of additional interest in the event of a registration default. In addition, the Exchange Notes will bear different CUSIP numbers than the Restricted Notes. See “Description of the Exchange Notes.”

We refer to the Restricted Notes and the Exchange Notes collectively as the “Notes.”

Restricted Notes	$700,000,000 aggregate principal amount of 6.350% Notes due 2029, which were issued in a private placement on June 5, 2024.

The Exchange Offer	In the exchange offer, we will exchange the Restricted Notes for a like principal amount of the Exchange Notes to satisfy certain of our obligations under the registration rights agreement (the “Registration Rights Agreement”) that we entered into when the Restricted Notes were issued in reliance upon exemptions from registration under the Securities Act.

In order to be exchanged, an outstanding Restricted Note must be validly tendered and accepted. We will accept any and all Restricted Notes validly tendered and not withdrawn prior to 5:00 p.m., New York City time, on , . Holders may tender some or all of their Restricted Notes pursuant to the exchange offer. However, Restricted Notes may be tendered only in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

We will issue Exchange Notes promptly after the expiration of the exchange offer. See “The Exchange Offer — Terms of the Exchange Offer.”

Registration Rights Agreement	In connection with the private placement of the Restricted Notes, we entered into a Registration Rights Agreement with BofA Securities, Inc., J.P. Morgan Securities LLC, RBC Capital Markets, LLC, SMBC Nikko Securities America, Inc. and Wells Fargo Securities, LLC, as representatives of each of the several initial purchasers of the Restricted Notes.

Under the Registration Rights Agreement, we agreed, for the benefit of the holders of the Restricted Notes, at our own expense, to use commercially reasonable efforts to:

●      file a registration statement (the “Exchange Offer Registration Statement”), with the SEC with respect to a registered exchange offer to exchange the Restricted Notes for new Exchange Notes registered under the Securities Act with terms substantially identical to those of the Restricted Notes being exchanged, except that the transfer restrictions and registration rights relating to the Restricted Notes will not apply to the Exchange Notes, and the Exchange Notes will not provide for the payment of additional interest in the event of a registration default;

●      cause the Exchange Offer Registration Statement to become or be declared effective by the SEC under the Securities Act; and

●      consummate the exchange offer on the earliest practicable date after the Exchange Offer Registration Statement has become or been declared effective but in no event later than June 5, 2025;

The registration statement of which this prospectus forms a part constitutes an Exchange Offer Registration Statement for purposes of the Registration Rights Agreement.

Once the Exchange Offer Registration Statement has become or been declared effective, we agreed to offer the Exchange Notes in exchange for surrender of the Restricted Notes. We agreed that the exchange offer will be kept open for at least 20 business days (or longer if required by applicable law) after the date that notice of the exchange offer is mailed to holders of the Restricted Notes. If we fail to meet certain conditions described in the Registration Rights Agreement (“Registration Default”), then the interest rate borne by the Restricted Notes will be increased by 0.25% per annum for the first 90-day period following the occurrence of such Registration Default and will increase by an additional 0.25% per annum with respect to the subsequent 90-day period, up to a maximum of additional interest of 0.50% per annum as set forth in the Registration Rights Agreement (the “Additional Interest”). Following the cure of all Registration Defaults, the accrual of Additional Interest will cease.

If (i) we are not required to file an Exchange Offer Registration Statement or to consummate the exchange offer because the exchange offer is not permitted by applicable law or the SEC, (ii) for any reason the exchange offer is not consummated before June 5, 2025 or (iii) in certain circumstances, certain holders of the Restricted Notes so request, then in each case we will, at our sole expense, (a) as soon as practicable (but in no event later than 60 days after so determined or requested in accordance with the above), file with the SEC a registration statement (a “resale registration statement”), covering resales of the Restricted Notes, (b) use our commercially reasonable efforts to cause the resale registration statement to become or be declared effective by the SEC under the Securities Act at the earliest possible time (but in no event later than 120 days (or, if such day is not a business day, the next business day) after so determined or requested to file such resale registration statement in accordance with the above), and (c) use our commercially reasonable efforts to keep effective the resale registration statement until the earlier of one year after the effective date of the resale registration statement or such time as all of the Restricted Notes have been sold thereunder. Under certain circumstances, we may suspend the availability of the resale registration statement for certain periods of time.

A copy of the Registration Rights Agreement is incorporated by reference as an exhibit to the registration statement of which this prospectus forms a part. See “The Exchange Offer — Purpose and Effect of the Exchange Offer.”

Resales of Exchange Notes

We believe that the Exchange Notes received in the exchange offer may be resold or otherwise transferred by you without compliance with the registration and prospectus delivery requirements of the Securities Act (subject to the limitations described below). This, however, is based on your representations to us that:

(1)        you are not an “affiliate” (as defined in Rule 144 under the Securities Act and as such term is interpreted by the SEC) of us;

(2)        you are not engaged in, and do not intend to engage in, and have no arrangement or understanding with any person to participate in, a distribution (within the meaning of the Securities Act) of the Exchange Notes;

(3)        you are acquiring the exchange notes in your ordinary course of business;

(5)        you are not a broker-dealer tendering Restricted Notes acquired directly from us for your own account; and

(6)        you are not acting on behalf of any person that could not truthfully make these representations.

Our belief is based on interpretations by the staff of the SEC, as set forth in no-action letters issued to third parties unrelated to us, including Exxon Capital Holdings Corp., SEC no-action letter (April 13, 1988), Morgan, Stanley & Co. Inc., SEC no-action letter (June 5, 1991) and Shearman & Sterling, SEC no-action letter (July 2, 1993). We have not asked the staff for a no-action letter in connection with the exchange offer, however, and we cannot assure you that the staff would make a similar determination with respect to the exchange offer.

If you cannot make the representations described above:

●     you cannot rely on the applicable interpretations of the staff of the SEC;

●     you may not participate in the exchange offer; and

●      you must, in the absence of an exemption therefrom, comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale or other transfer of your Restricted Notes.

Each broker-dealer that receives Exchange Notes for its own account in the exchange offer for Restricted Notes that were acquired as a result of market-making activities or other trading activities must acknowledge that it will comply with the prospectus delivery requirements of the Securities Act in connection with any resale or other transfer of the Exchange Notes received in the exchange offer. See “Plan of Distribution.”

Expiration Date	The exchange offer will expire at 5:00 p.m., New York City time, on , , unless we decide to extend the exchange offer. We do not currently intend to extend the exchange offer, although we reserve the right to do so.

Conditions to the Exchange Offer	The exchange offer is subject to customary conditions, including that it not violate any applicable law or any applicable interpretation of the staff of the SEC. The exchange offer is not conditioned upon any minimum principal amount of Restricted Notes being tendered for exchange. See “The Exchange Offer — Conditions.”

Procedures for Tendering Restricted Notes	The Restricted Notes are represented by global securities without interest coupons. Beneficial interests in the Restricted Notes are held by direct or indirect participants in The Depository Trust Company (“DTC”) through certificateless depositary interests and are shown on, and transfers of the Restricted Notes can be made only through, records maintained in book-entry form by DTC with respect to its participants.

Accordingly, if you wish to exchange your Restricted Notes for Exchange Notes pursuant to the exchange offer, you must transmit to U.S. Bank Trust Company, National Association, our exchange agent, prior to the expiration of the exchange offer, a computer-generated message transmitted through DTC’s Automated Tender Offer Program, which we refer to as “ATOP,” system and received by the exchange agent and forming a part of a confirmation of book-entry transfer in which you acknowledge and agree to be bound by the terms of the letter of transmittal (“Letter of Transmittal”). See “The Exchange Offer — Procedures for Tendering Restricted Notes.”

Procedures for Beneficial Owners	If you are the beneficial owner of Restricted Notes that are held in the name of a broker, dealer, commercial bank, trust company or other nominee, and you wish to tender your Restricted Notes in the exchange offer, you should promptly contact the person in whose name your Restricted Notes are held and instruct that person to tender on your behalf. See “The Exchange Offer — Procedures for Tendering Restricted Notes.”

Acceptance of Restricted Notes and Delivery of Exchange Notes

Except under the circumstances summarized above under “— Conditions to the Exchange Offer,” we will accept for exchange any and all Restricted Notes that are validly tendered (and not withdrawn) in the exchange offer prior to 5:00 p.m., New York City time, on the expiration date of the exchange offer. The Exchange Notes to be issued to you in the exchange offer will be delivered by credit to the accounts at DTC of the applicable DTC participants promptly following completion of the exchange offer. See “The Exchange Offer — Terms of the Exchange Offer.”

Withdrawal Rights; Non-Acceptance	You may withdraw any tender of your Restricted Notes at any time prior to 5:00 p.m., New York City time, on the expiration date of the exchange offer by following the procedures described in this prospectus and the letter of transmittal. Any Restricted Notes that have been tendered for exchange but are withdrawn or otherwise not exchanged for any reason will be returned by credit to the accounts at DTC of the applicable DTC participants, without cost to you, promptly after withdrawal of such Restricted Notes or expiration or termination of the exchange offer, as the case may be. See “The Exchange Offer — Withdrawal Rights.”

No Appraisal or Dissenters’ Rights	Holders of the Restricted Notes do not have any appraisal or dissenters’ rights in connection with the exchange offer.

Exchange Agent	U.S. Bank Trust Company, National Association is serving as the exchange agent in connection with the exchange offer.

Consequences of Failure to Exchange	If you do not participate or validly tender your Restricted Notes in the exchange offer:

you will retain Restricted Notes that are not registered under the Securities Act and that will continue to be subject to restrictions on transfer that are described in the legend on the Restricted Notes;

you will not have any further rights under the Registration Rights Agreement and you will not be able, except in very limited instances, to require us to register your Restricted Notes under the Securities Act and will not be entitled to any Additional Interest as provided in the Registration Rights Agreement with respect to any Registration Default;

you will not be able to resell or transfer your Restricted Notes unless they are registered under the Securities Act or unless you resell or transfer them pursuant to an exemption from registration under the Securities Act; and

the trading market for your Restricted Notes will become more limited to the extent that other holders of Restricted Notes participate in the exchange offer.

Certain Material U.S. Federal Income Tax Considerations

Your exchange of Restricted Notes for Exchange Notes in the exchange offer is not expected to constitute a taxable exchange for U.S. federal income tax purposes. See “Certain Material U.S. Federal Income Tax Considerations.”

Summary of the Terms of the Exchange Notes

This prospectus sets forth certain terms of the Exchange Notes that we are offering pursuant to this prospectus. This section outlines the specific legal and financial terms of the Exchange Notes. You should read this section together with the more general description of the Exchange Notes under the heading “Description of the Exchange Notes” in this prospectus before investing in the Exchange Notes. Capitalized terms used in this prospectus and not otherwise defined shall have the meanings ascribed to them in the base indenture and supplemental indenture governing the Exchange Notes (collectively, as amended from time to time, the “indenture”).

Issuer	Ares Strategic Income Fund

Title of the Securities	6.350% Exchange Notes due 2029

Initial Aggregate Principal Amount Being Offered	$700,000,000

Interest Rate	6.350% interest on the Exchange Notes will accrue from June 5, 2024 or from the most recent date on which interest has been paid or duly provided for

Maturity Date	August 15, 2029

Interest Payment Dates	February 15 and August 15, commencing February 15, 2025

Ranking

The Exchange Notes will be our general unsecured obligations that rank:

●      senior in right of payment to all of our future indebtedness that is expressly subordinated, or junior, in right of payment to the Notes;

●      pari passu, or equally, in right of payment with all of our existing and future senior indebtedness that is not so subordinated, or junior;

●      effectively subordinated, or junior, to any of our secured indebtedness (including unsecured indebtedness that we later secure) to the extent of the value of the assets securing such indebtedness; and

●      structurally subordinated, or junior, to all existing and future indebtedness (including trade payables) incurred by our subsidiaries, financing vehicles or similar facilities.

As of June 30, 2024, our total consolidated indebtedness was approximately $1.4 billion of aggregate principal amount outstanding, of which approximately $215.17 million was secured indebtedness at the Fund level and approximately $490.0 million was indebtedness of the Fund’s consolidated subsidiaries and $700.0 million was the Restricted Notes. None of our current indebtedness is subordinated to the Notes. Our capitalization will not change as a result of issuing the Exchange Notes. See “Capitalization.”

Denominations	We will issue the Exchange Notes in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

Optional Redemption

Prior to July 15, 2029 (one month prior to the maturity date of the Notes) (the “Par Call Date”), we may redeem the Notes at our option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of: (1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the Notes matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 30 basis points less (b) interest accrued to the date of redemption, and (2) 100% of the principal amount of the Notes to be redeemed, plus, in either case, accrued and unpaid interest thereon to the redemption date.

On or after the Par Call Date, we may redeem the Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest thereon to the redemption date.

Sinking Fund	The Exchange Notes will not be subject to any sinking fund. A sinking fund is a reserve fund accumulated over a period of time for the retirement of debt.

Offer to Purchase upon a Change of Control Repurchase Event	If a Change of Control Repurchase Event (as described under “Description of the Exchange Notes — Offer to Repurchase Upon a Change of Control Repurchase Event”) occurs prior to maturity, holders of the Exchange Notes will have the right, at their option, to require us to repurchase for cash some or all of the Exchange Notes at a repurchase price equal to 100% of the principal amount of the Exchange Notes being repurchased, plus accrued and unpaid interest to, but not including, the repurchase date. See “Description of the Exchange Notes — Offer to Repurchase Upon a Change of Control Repurchase Event.”

Legal Defeasance	The Exchange Notes are subject to legal defeasance by us, which means that, subject to the satisfaction of certain conditions, including, but not limited to, (i) depositing in trust for the benefit of the holders of the Exchange Notes a combination of money and/or U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal, premium, if any, and any other payments, including any mandatory sinking fund payments, on the Exchange Notes on their various due dates and (ii) delivering to the trustee an opinion of counsel as described herein under “Description of the Exchange Notes — Satisfaction and Discharge; Defeasance,” we can legally release ourselves from all payment and other obligations on the Exchange Notes.

Covenant Defeasance	The Exchange Notes are subject to covenant defeasance by us, which means that, subject to the satisfaction of certain conditions, including, but not limited to, (i) depositing in trust for the benefit of the holders of the Exchange Notes a combination of money and/or U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal, premium, if any, and any other payments, including any mandatory sinking fund payments, on the Exchange Notes on their various due dates and (ii) delivering to the trustee an opinion of counsel as described herein under “Description of the Exchange Notes — Satisfaction and Discharge; Defeasance,” we will be released from some of the restrictive covenants in the indenture.

Form of Notes	The Exchange Notes will be represented by one or more global securities that will be deposited and registered in the name of The Depository Trust Company (“DTC”) or its nominee. This means that, except in limited circumstances, you will not receive certificates for the Exchange Notes. Beneficial interests in the Exchange Notes will be represented through book-entry accounts of financial institutions acting on behalf of beneficial owners as direct and indirect participants in DTC. Investors may elect to hold interests in the Exchange Notes through either DTC, if they are a participant, or indirectly through organizations that are participants in DTC.

Trustee, Paying Agent, Registrar and Transfer Agent	U.S. Bank Trust Company, National Association

Events of Default	If an event of default (as described under “Description of the Exchange Notes”) on the Exchange Notes occurs, the principal amount of the Exchange Notes, plus accrued and unpaid interest, may be declared immediately due and payable, subject to conditions set forth in the indenture. These amounts automatically become due and payable in the case of certain types of bankruptcy or insolvency events involving us.

Use of Proceeds	We will not receive any cash proceeds from the issuance of the Exchange Notes pursuant to the exchange offer. In consideration for issuing the Exchange Notes as contemplated in this prospectus, we will receive in exchange a like principal amount of Restricted Notes, the terms of which are substantially identical to the Exchange Notes. The Restricted Notes surrendered in exchange for the Exchange Notes will be retired and cancelled and cannot be reissued. Accordingly, the issuance of the Exchange Notes will not result in any change in our capitalization. We have agreed to bear the expenses of the exchange offer. No underwriter is being used in connection with the exchange offer.

No Established Trading Market	The Exchange Notes are a new issue of securities with no established trading market. The Restricted Notes are not and the Exchange Notes will not be listed on any securities exchange or quoted on any automated dealer quotation system. Accordingly, we cannot assure you that a liquid market for the Exchange Notes will develop or be maintained.

Governing Law	The indenture is, and the Exchange Notes will be governed by and construed in accordance with the laws of the State of New York.

Risk Factors	You should refer to the section entitled “Risk Factors” and other information included or incorporated by reference in this prospectus for an explanation of certain risks of investing in the Exchange Notes. See “Risk Factors.”

RISK FACTORS

Investing in the Exchange Notes involves substantial risks. You should carefully consider the following risks in addition to the risk factors incorporated by reference herein from our 2023 Annual Report and the other information contained in or incorporated by reference into this prospectus, including our consolidated financial statements and the related notes thereto, before you decide whether to make an investment in the Exchange Notes. The occurrence of any of these risks could materially and adversely affect our business, prospects, financial condition, results of operations and cash flow and might cause you to lose all or part of your investment in the Exchange Notes. The risks described in these documents are not the only risks we face. Additional risks and uncertainties not currently known to us or that we currently deem to be immaterial also may materially adversely affect our business, financial condition and/or operating results. If any of the following events occur, our business, financial condition and results of operations could be materially adversely affected.

Risks Related to the Exchange Notes

The Exchange Notes will be unsecured and therefore will be effectively subordinated to any secured indebtedness we have currently incurred or may incur in the future.

The Exchange Notes will not be secured by any of our assets or any of the assets of our subsidiaries. As a result, the Exchange Notes are effectively subordinated, or junior, to any secured indebtedness we or our subsidiaries have currently incurred and may incur in the future (or any indebtedness that is initially unsecured to which we subsequently grant security) to the extent of the value of the assets securing such indebtedness. In any liquidation, dissolution, bankruptcy or other similar proceeding, the holders of any of our existing or future secured indebtedness and the secured indebtedness of our subsidiaries may assert rights against the assets pledged to secure that indebtedness in order to receive full payment of their indebtedness before the assets may be used to pay other creditors, including the holders of the Exchange Notes. As of June 30, 2024, we had approximately $215.17 million aggregate principal amount of outstanding indebtedness under our senior secured credit agreement with JPMorgan Chase Bank, N.A. who serves as administrative agent and the lenders party thereto (the “Revolving Credit Facility”). The Revolving Credit Facility is secured by certain assets in our portfolio and excludes investments held by ASIF Funding I, LLC, our wholly owned subsidiary (“ASIF Funding I”), which secure the SG Funding Facility (defined below), those held by ASIF Funding II, LLC, our wholly owned subsidiary (“ASIF Funding II”), which secure the SB Funding Facility (defined below) and certain other investments; the indebtedness under the Revolving Credit Facility, SG Funding Facility and SB Funding Facility is therefore effectively senior to the Exchange Notes to the extent of the value of such assets, which secure such facilities.

The Exchange Notes will be structurally subordinated to the indebtedness and other liabilities of our subsidiaries.

The Exchange Notes are our exclusive obligations and not of any of our subsidiaries. None of our subsidiaries is a guarantor of the Exchange Notes and the Exchange Notes are not required to be guaranteed by any subsidiaries we may acquire or create in the future. A significant portion of the indebtedness required to be consolidated on our balance sheet is held through subsidiary financing vehicles and secured by certain assets of such subsidiaries. For example, we and our wholly owned subsidiary, ASIF Funding I, are party to a revolving funding facility with Société Générale and each of the other parties thereto (the “SG Funding Facility”), and we and our wholly owned subsidiary, ASIF Funding II, are party to a revolving funding facility with the Bank of Nova Scotia and each of the other parties thereto (the “SB Funding Facility”). The secured indebtedness with respect to the SG Funding Facility and the SB Funding Facility is held through our consolidated subsidiaries, ASIF Funding I and ASIF Funding II, respectively. The assets of such subsidiaries are not directly available to satisfy the claims of our creditors, including holders of the Exchange Notes. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Financial Condition, Liquidity and Capital Resources — Debt Capital Activities” in our Q2 2024 Quarterly Report and incorporated by reference herein.

Except to the extent we are a creditor with recognized claims against our subsidiaries, all claims of creditors (including trade creditors) and holders of preferred stock, if any, of our subsidiaries will have priority over our equity interests in such subsidiaries (and therefore the claims of our creditors, including holders of the Exchange Notes) with respect to the assets of such subsidiaries. Even if we are recognized as a creditor of one or more of our subsidiaries, our claims would still be effectively subordinated to any security interests in the assets of any such subsidiary and to any indebtedness or other liabilities of any such subsidiary senior to our claims. Consequently, the Exchange Notes will be structurally subordinated to all indebtedness and other liabilities (including trade payables) of any of our subsidiaries and any subsidiaries that we may in the future acquire or establish as financing vehicles or otherwise. As of June 30, 2024, we had approximately $215.17 million aggregate principal amount of outstanding indebtedness under the Revolving Credit Facility, $490.0 million aggregate principal amount of outstanding indebtedness under the SG Funding Facility and no outstanding indebtedness under the SB Funding Facility. All of such indebtedness would be structurally senior to the Exchange Notes. In addition, our subsidiaries may incur substantial additional indebtedness in the future, all of which would be structurally senior to the Exchange Notes.

The indenture contains limited protection for holders of the Exchange Notes.

The indenture offers limited protection to holders of the Exchange Notes. The terms of the indenture do not and the Exchange Notes will not restrict our or any of our subsidiaries’ ability to engage in, or otherwise be a party to, a variety of corporate transactions, circumstances or events that could have an adverse impact on your investment in the Exchange Notes. In particular, the terms of the indenture and the Exchange Notes do not place any restrictions on our or our subsidiaries’ ability to:

●	issue securities or otherwise incur additional indebtedness or other obligations, including (1) any indebtedness or other obligations that would be equal in right of payment to the Exchange Notes, (2) any indebtedness or other obligations that would be secured and therefore rank effectively senior in right of payment to the Exchange Notes to the extent of the values of the assets securing such debt, (3) indebtedness of ours that is guaranteed by one or more of our subsidiaries and which therefore is structurally senior to the Exchange Notes and (4) securities, indebtedness or obligations issued or incurred by our subsidiaries that would be senior to our equity interests in our subsidiaries and therefore rank structurally senior to the Exchange Notes with respect to the assets of our subsidiaries, in each case other than an incurrence of indebtedness or other obligation that would cause a violation of Section 18(a)(1)(A) as modified by Section 61(a) of the Investment Company Act or any successor provisions (giving effect to any exemptive relief granted to us by the SEC);

●	pay dividends on, or purchase or redeem or make any payments in respect of, capital stock or other securities ranking junior in right of payment to the Exchange Notes;

●	sell assets (other than certain limited restrictions on our ability to consolidate, merge or sell all or substantially all of our assets);

●	create liens (including liens on the shares of our subsidiaries) or enter into sale and leaseback transactions;

●	enter into transactions with affiliates;

●	make investments; or

●	create restrictions on the payment of dividends or other amounts to us from our subsidiaries.

Furthermore, the terms of the indenture and the Exchange Notes do not protect holders of the Exchange Notes in the event that we experience changes (including significant adverse changes) in our financial condition, results of operations or credit ratings, as they do not require that we or our subsidiaries adhere to any financial tests or ratios or specified levels of net worth, revenues, income, cash flow, or liquidity.

Our ability to recapitalize, incur additional debt and take a number of other actions that are not limited by the terms of the Exchange Notes may have important consequences for you as a holder of the Exchange Notes, including making it more difficult for us to satisfy our obligations with respect to the Exchange Notes or negatively affecting the trading value of the Exchange Notes.

Certain of our current debt instruments include more protections for their holders than the indenture and the Exchange Notes. See “Risk Factors — Risks Relating to Our Business and Structure —  In addition to regulatory requirements that restrict our ability to raise capital, the Facilities contain various covenants that, if not complied with, could accelerate repayment under the Facilities, thereby materially and adversely affecting our liquidity, financial condition and results of operations.” in our 2023 Annual Report, which is incorporated by reference herein. In addition, other debt we issue or incur in the future could contain more protections for its holders than the indenture and the Exchange Notes, including additional covenants and events of default. The issuance or incurrence of any such debt with incremental protections could affect the market for and trading levels and prices of the Exchange Notes.

We may not be able to repurchase the Exchange Notes upon a Change of Control Repurchase Event.

Upon the occurrence of a Change of Control Repurchase Event, as defined in the indenture, as supplemented, subject to certain conditions, we will be required to offer to repurchase all outstanding Exchange Notes (and any remaining Restricted Notes) at 100% of their principal amount, plus accrued and unpaid interest. The source of funds for that purchase of Exchange Notes will be our available cash or cash generated from our operations or other potential sources, including borrowings, investment repayments, sales of assets or sales of equity. We cannot assure you that sufficient funds from such sources will be available at the time of any Change of Control Repurchase Event to make required repurchases of Exchange Notes tendered. The terms of our Revolving Credit Facility, SG Funding Facility and SB Funding Facility (collectively, the “Facilities”) provide that certain change of control events will constitute an event of default thereunder entitling the lenders to accelerate any indebtedness outstanding under the Facilities at that time and to terminate the Facilities. Our future debt instruments also may contain similar restrictions and provisions. If the holders of the Exchange Notes (and any remaining Restricted Notes) exercise their right to require us to repurchase all the (Exchange) Notes upon a Change of Control Repurchase Event, the financial effect of this repurchase could cause a default under our future debt instruments, even if the Change of Control Repurchase Event itself would not cause a default. It is possible that we will not have sufficient funds at the time of the Change of Control Repurchase Event to make the required repurchase of the Exchange Notes and/or our other debt. See “Description of the Exchange Notes — Offer to Repurchase Upon a Change of Control Repurchase Event.”

If an active trading market does not develop for the Exchange Notes, you may not be able to resell them.

The Exchange Notes are a new issue of debt securities for which there currently is no trading market. We do not intend to apply for listing of the Exchange Notes on any securities exchange or for quotation of the Exchange Notes on any automated dealer quotation system. If no active trading market develops, you may not be able to resell your Exchange Notes at their fair market value or at all. If the Exchange Notes are traded after their initial issuance, they may trade at a discount from the price investors paid for their Restricted Notes depending on prevailing interest rates, the market for similar securities, our credit ratings, general economic conditions, our financial condition, performance and prospects and other factors. We cannot assure you that a liquid trading market will develop for the Exchange Notes, that you will be able to sell your Exchange Notes at a particular time or that the price you receive when you sell will be favorable. To the extent an active trading market does not develop, the liquidity and trading price for the Exchange Notes may be harmed. Accordingly, you may be required to bear the financial risk of an investment in the Exchange Notes for an indefinite period of time.

Any downgrade or withdrawal of the rating assigned by a rating agency to the Exchange Notes may cause their trading price to fall.

If a rating service were to rate the Exchange Notes and if such rating service were to downgrade or withdraw any such rating on the Exchange Notes or otherwise announces its intention to put the Exchange Notes on credit watch, the trading price of the Exchange Notes could decline.

Our credit ratings may not reflect all risks of an investment in the Exchange Notes.

Our credit ratings are an assessment by third parties of our ability to pay our obligations. Consequently, real or anticipated changes in our credit ratings will generally affect the market value of the Exchange Notes. Our credit ratings, however, may not reflect the potential impact of risks related to market conditions generally or other factors discussed above on the market value of or trading market for the Exchange Notes.

Risks Related to the Exchange Offer

If you fail to exchange your Restricted Notes, they will continue to be restricted securities and may become less liquid.

Restricted Notes that you do not validly tender or that we do not accept will, following the exchange offer, continue to be restricted securities, and you may not offer to sell them except under an exemption from, or in a transaction not subject to, the Securities Act and applicable state securities laws. We will issue the Exchange Notes in exchange for the Restricted Notes in the exchange offer only following the satisfaction of the procedures and conditions set forth in “The Exchange Offer — Procedures for Tendering Restricted Notes.” Because we anticipate that most holders of the Restricted Notes will elect to exchange their outstanding Restricted Notes, we expect that the liquidity of the market for the Restricted Notes remaining after the completion of the exchange offer will be substantially limited, which may have an adverse effect upon and increase the volatility of the market price of the outstanding Restricted Notes. Any Restricted Notes tendered and exchanged in the exchange offer will reduce the aggregate principal amount of the outstanding Restricted Notes at maturity. Further, following the exchange offer, if you did not exchange your Restricted Notes, you generally will not have any further registration rights, and Restricted Notes will continue to be subject to certain transfer restrictions.

Broker-dealers may need to comply with the registration and prospectus delivery requirements of the Securities Act.

Any broker-dealer that (1) exchanges its Restricted Notes in the exchange offer for the purpose of participating in a distribution of the Exchange Notes or (2) resells Exchange Notes that were received by it for its own account in the exchange offer may be deemed to have received restricted securities and will be required to comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction by that broker-dealer. Any profit on the resale of the Exchange Notes and any commission or concessions received by a broker-dealer may be deemed to be underwriting compensation under the Securities Act.

You may not receive the Exchange Notes in the exchange offer if the exchange offer procedures are not validly followed.

We will issue the Exchange Notes in exchange for your Restricted Notes only if you validly tender such Restricted Notes before expiration of the exchange offer. Neither we nor the exchange agent is under any duty to give notification of defects or irregularities with respect to the tenders of the Restricted Notes for exchange. If you are the beneficial holder of Restricted Notes that are held through your broker, dealer, commercial bank, trust company or other nominee, and you wish to tender such Restricted Notes in the exchange offer, you should promptly contact the person through whom your Restricted Notes are held and instruct that person to tender the Restricted Notes on your behalf. See “The Exchange Offer — Procedures for Tendering Restricted Notes” and “— Consequences of Failure to Exchange.”

THE EXCHANGE OFFER

Purpose and Effect of the Exchange Offer

We issued $700,000,000 aggregate principal amount of the 6.350% Restricted Notes in a transaction not requiring registration under the Securities Act on June 5, 2024, pursuant to a base indenture dated as of June 5, 2024 (the “Base Indenture”), and a first supplemental indenture, dated as of June 5, 2024, to the Base Indenture (the “First Supplemental Indenture,” collectively with the Base Indenture, the “Indenture”) between us and U.S. Bank Trust Company, National Association, as trustee (the “trustee”).

In connection with such issuance, we entered into the Registration Rights Agreement, which requires that we file the Exchange Offer Registration Statement under the Securities Act with respect to the Exchange Notes to be issued in the exchange offer and, upon the effectiveness of the Exchange Offer Registration Statement, offer to you the opportunity to exchange your Restricted Notes for a like principal amount of Exchange Notes.

Under the Registration Rights Agreement, we agreed, for the benefit of the holders of the Restricted Notes, at our own expense, to use commercially reasonable efforts to:

●	file the Exchange Offer Registration Statement, with the SEC with respect to a registered exchange offer to exchange the Restricted Notes for new Exchange Notes registered under the Securities Act with terms substantially identical to those of the Restricted Notes being exchanged, except that the transfer restrictions and registration rights relating to the Restricted Notes will not apply to the Exchange Notes, and the Exchange Notes will not provide for the payment of additional interest in the event of a registration default;

●	cause the Exchange Offer Registration Statement to become or be declared effective by the SEC under the Securities Act; and

●	consummate the exchange offer on the earliest practicable date after the Exchange Offer Registration Statement has become or been declared effective but in no event later than June 5, 2025.

Once the Exchange Offer Registration Statement has become or been declared effective, we will offer the Exchange Notes in exchange for surrender of the Restricted Notes. The exchange offer will be kept open for at least 20 business days (or longer if required by applicable law) after the date that notice of the exchange offer is mailed to holders of the Restricted Notes. For each Restricted Note surrendered pursuant to the exchange offer, the holder who surrendered such Restricted Note will receive an Exchange Note having a principal amount equal to that of the surrendered Restricted Note. Interest on each Exchange Note will accrue from the last interest payment date on which interest was paid on the Restricted Note surrendered in exchange therefor or, if no interest has been paid on such Restricted Note, from the issue date. See “Description of the Exchange Notes — Interest.”

If (i) we are not required to file the Exchange Offer Registration Statement or to consummate the exchange offer because the exchange offer is not permitted by applicable law or the SEC, (ii) for any reason the exchange offer is not consummated before June 5, 2025 or (iii) in certain circumstances, certain holders of the Restricted Notes so request, then in each case we will, at our sole expense, (a) as soon as practicable (but in no event later than 60 days after so determined or requested in accordance with the above), file with the SEC a registration statement (a “resale registration statement”), covering resales of the Restricted Notes, (b) use our commercially reasonable efforts to cause the resale registration statement to become or be declared effective by the SEC under the Securities Act at the earliest possible time (but in no event later than 120 days (or, if such day is not a business day, the next business day) after so determined or requested to file such resale registration statement in accordance with the above), and (c) use our commercially reasonable efforts to keep effective the resale registration statement until the earlier of one year after the effective date of the resale registration statement or such time as all of the Restricted Notes have been sold thereunder. Under certain circumstances, we may suspend the availability of the resale registration statement for certain periods of time.

We will, in the event that a resale registration statement is filed, provide to each holder of Restricted Notes copies of the prospectus that is a part of the resale registration statement, notify each such holder when the resale registration statement for the Restricted Notes has become effective and take certain other actions as are required to permit unrestricted resales of the Restricted Notes. A holder that sells Restricted Notes pursuant to the resale registration statement generally would be required to be named as a selling security holder in the related prospectus and to deliver a prospectus to purchasers, will be subject to certain of the civil liability provisions under the Securities Act in connection with such sales and will be bound by the provisions of the Registration Rights Agreement that are applicable to such a holder (including certain indemnification rights and obligations).

If a Registration Default occurs, then the interest rate borne by the Restricted Notes will be increased by 0.25% per annum for the first 90-day period following the occurrence of such Registration Default and will increase by an additional 0.25% per annum with respect to the subsequent 90-day period, up to a maximum of additional interest of 0.50% per annum as set forth in the Registration Rights Agreement (the “Additional Interest”).

Each of the following is a “Registration Default”:

(i)	the exchange offer is not consummated on or prior to June 5, 2025 (unless the exchange offer is not permissible under applicable law or SEC policy),

(ii)	if required to be filed, the resale registration statement is not filed by the 60th day after we determine the Exchange Offer is not permitted by applicable law or SEC policy or the 60th day after requested by certain holders of the Restricted Notes or has not become effective on or prior to the 120th day after the shelf filing deadline, or

(iii)	following effectiveness of the Exchange Offer Registration Statement or resale registration statement, such registration statement ceases to remain effective or otherwise usable for its intended purpose without being immediately succeeded by a post-effective amendment that cures such failure and that is itself immediately declared effective.

Following the cure of all Registration Defaults, the accrual of Additional Interest will cease. Upon the occurrence of such Registration Default, we shall deliver to the trustee an officer’s certificate (upon which the trustee may rely conclusively) stating (i) the amount of such additional interest that is payable and (ii) the date that such additional interest begins to accrue. Unless and until the trustee receives such a certificate, the trustee may assume without inquiry that no such additional interest is payable and the trustee shall not have any duty to verify our calculations of additional interest. This summary of certain provisions of the Registration Rights Agreement does not purport to be complete and is subject to, and is qualified in its entirety by, the complete provisions of the Registration Rights Agreement, a copy of which has been filed as an exhibit to the registration statement of which this prospectus is a part.

The Exchange Notes will be issued without a restrictive legend and, except as set forth below, you may resell or otherwise transfer them without compliance without additional registration under the Securities Act. After we complete the exchange offer, our obligation to register the exchange of Exchange Notes for Restricted Notes will terminate.

Based on interpretations by the staff of the SEC set forth in no-action letters issued to third parties unrelated to us, including Exxon Capital Holdings Corp., SEC no-action letter (April 13, 1988), Morgan, Stanley & Co. Inc., SEC no-action letter (June 5, 1991) and Shearman & Sterling, SEC no-action letter (July 2, 1993), subject to the limitations described in the succeeding three paragraphs, we believe that you may resell or otherwise transfer the Exchange Notes issued to you in the exchange offer without compliance with the registration and prospectus delivery requirements of the Securities Act. Our belief, however, is based on your representations to us that:

●	you are acquiring the Exchange Notes in the ordinary course of your business;

●	you are not engaging in and do not intend to engage in a distribution of the Exchange Notes;

●	you do not have an arrangement or understanding with any person or entity to participate in the distribution of the Exchange Notes;

●	you are not our “affiliate” as that term is defined in Rule 405 under the Securities Act;

●	you are not a broker-dealer tendering Restricted Notes acquired directly from us for your own account; and

●	you are not acting on behalf of any person that could not truthfully make these representations.

If you cannot make the representations described above, you may not participate in the exchange offer, you may not rely on the staff’s interpretations discussed above, and you must, in the absence of an exemption therefrom, comply with registration and the prospectus delivery requirements of the Securities Act in order to resell your Restricted Notes.

Each broker-dealer that receives Exchange Notes for its own account in the exchange offer for Restricted Notes that were acquired as a result of market-making activities or other trading activities must acknowledge that it will comply with the prospectus delivery requirements of the Securities Act in connection with any resale or other transfer of the Exchange Notes received in the exchange offer. See “Plan of Distribution.”

We have not asked the staff for a no-action letter in connection with the exchange offer, however, and we cannot assure you that the staff would make a similar determination with respect to the exchange offer. If you are not eligible to participate in the exchange offer, you can request, prior to June 5, 2025, that the Fund file a “shelf” registration statement pursuant to Rule 415 under the Securities Act. If we are obligated to file a shelf registration statement, we will be required to use commercially reasonable efforts to keep the shelf registration statement effective to the extent necessary to ensure that it is available for resales of Registered Notes for a period of at least one year following the effective date of such shelf registration statement. See “— Procedures for Tendering Restricted Notes.”

Consequences of Failure to Exchange

If you do not participate or validly tender your Restricted Notes in the exchange offer:

●	you will retain your Restricted Notes that are not registered under the Securities Act and they will continue to be subject to restrictions on transfer that are described in the legend on the Restricted Notes;

●	you will not be able to require us to register your Restricted Notes under the Securities Act unless, as set forth above, you do not receive freely tradable Exchange Notes in the exchange offer or are not eligible to participate in the exchange offer, and we are obligated to file a shelf registration statement;

●	you will not be able to resell or otherwise transfer your Restricted Notes unless they are registered under the Securities Act or unless you offer to resell or transfer them pursuant to an exemption under the Securities Act; and

●	the trading market for your Restricted Notes will become more limited to the extent that other holders of Restricted Notes participate in the exchange offer.

Terms of the Exchange Offer

Upon the terms and subject to the conditions set forth in this prospectus and in the accompanying letter of transmittal, we will accept any and all Restricted Notes validly tendered and not withdrawn prior to 5:00 p.m., New York City time, on the expiration date of the exchange offer. We will issue $1,000 principal amount of the Exchange Notes in exchange for each $1,000 principal amount of the Restricted Notes accepted in the exchange offer. You may tender some or all of your Restricted Notes pursuant to the exchange offer; however, Restricted Notes may be tendered only in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

The Exchange Notes issued to you in the exchange offer will be delivered by credit to the accounts at DTC of the applicable DTC participants.

The form and terms of the Exchange Notes are substantially identical to those of the Restricted Notes, except that the transfer restrictions and registration rights relating to the Restricted Notes will not apply to the Exchange Notes, and the Exchange Notes will not provide for the payment of Additional Interest in the event of a Registration Default. In addition, the Exchange Notes will bear different CUSIP numbers than the Restricted Notes (except for Restricted Notes sold pursuant to the shelf registration statement described above). The Exchange Notes will be issued under and entitled to the benefits of the same Indenture that authorized the issuance of the Restricted Notes.

As of the date of this prospectus, $700,000,000 aggregate principal amount of the Restricted Notes are outstanding and registered in the name of Cede & Co., as nominee for DTC. This prospectus, together with the letter of transmittal, is being sent to the registered holder and to others believed to have beneficial interests in the Restricted Notes. We intend to conduct the exchange offer in accordance with the applicable requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations of the SEC promulgated under the Exchange Act.

We will be deemed to have accepted validly tendered Restricted Notes if and when we have given written notice of our acceptance to U.S. Bank Trust Company, National Association, the exchange agent for the exchange offer. The exchange agent will act as our agent for the purpose of receiving from us the Exchange Notes for the tendering noteholders. If we do not accept any tendered Restricted Notes because of an invalid tender, the occurrence of certain other events set forth in this prospectus or otherwise, we will return such Restricted Notes by credit to the accounts at DTC of the applicable DTC participants, without expense, to the tendering noteholder as promptly as practicable after the expiration date of the exchange offer.

You will not be required to pay brokerage commissions or fees or transfer taxes, except as set forth under “— Transfer Taxes,” with respect to the exchange of your Restricted Notes in the exchange offer. We will pay all charges and expenses, other than certain applicable taxes, in connection with the exchange offer. See “— Fees and Expenses.”

Expiration Date; Extension; Amendment

The expiration date for the exchange offer will be 5:00 p.m., New York City time, on    ,     , unless we determine, in our sole discretion, to extend the exchange offer, in which case it will expire at the later date and time to which it is extended. We do not currently intend to extend the exchange offer, although we reserve the right to do so. If we extend the exchange offer, we may delay acceptance of any Restricted Notes by giving oral (any such oral notice to be promptly confirmed in writing) or written notice of the extension to the exchange agent and give each registered holder of Restricted Notes notice by means of a press release or other public announcement of any extension prior to 9:00 a.m., New York City time, on the next business day after the scheduled expiration date.

We also reserve the right, in our sole discretion:

●	to accept tendered Restricted Notes upon the expiration of the exchange offer, and extend the exchange offer with respect to untendered Restricted Notes;

●	subject to applicable law, to delay accepting any Restricted Notes, to extend the exchange offer or to terminate the exchange offer if, in our reasonable judgment, any of the conditions set forth under “— Conditions” have not been satisfied or waived, to terminate the exchange offer by giving oral (any such oral notice to be promptly confirmed in writing) or written notice of such delay or termination to the exchange agent; or

●	to amend or waive the terms and conditions of the exchange offer in any manner by complying with Rule 14e-l(d) under the Exchange Act, to the extent that rule applies. We will notify you as promptly as we can of any extension, termination or amendment. In addition, we acknowledge and undertake to comply with the provisions of Rule 14e-l(c) under the Exchange Act, which requires us to issue the Exchange Notes, or return the Restricted Notes tendered for exchange, promptly after the termination or withdrawal of the exchange offer.

Procedures for Tendering Restricted Notes

The Restricted Notes are represented by global securities without interest coupons, registered in the name of Cede & Co., as nominee for DTC. Beneficial interests in the global securities are held by direct or indirect participants in DTC through certificate-less depositary interests and are shown on, and transfers of these interests are effected only through, records maintained in book-entry form by DTC with respect to its participants. You are not entitled to receive certificated Restricted Notes in exchange for your beneficial interest in these global securities except in limited circumstances described in “Description of the Exchange Notes — Book-Entry, Settlement and Clearance.”

Accordingly, you must tender your Restricted Notes pursuant to DTC’s ATOP procedures. As the DTC’s ATOP system is the only method of processing exchange offers through DTC, you must instruct a participant in DTC to transmit to the exchange agent on or prior to the expiration date for the exchange offer a computer- generated message transmitted by means of the ATOP system and received by the exchange agent and forming a part of a confirmation of book-entry transfer, in which you acknowledge and agree to be bound by the terms of the letter of transmittal, instead of sending a signed, hard copy letter of transmittal. DTC is obligated to communicate those electronic instructions to the exchange agent. To tender Restricted Notes through the ATOP system, the electronic instructions sent to DTC and transmitted by DTC to the exchange agent must contain the character by which the participant acknowledges its receipt of, and agrees to be bound by, the letter of transmittal, including the representations to us described above under “— Purpose and Effect of the Exchange Offer,” and be received by the exchange agent prior to 5:00 p.m., New York City time, on the expiration date.

If you hold Restricted Notes through a broker, dealer, commercial bank, trust company, other financial institution or other nominee, each referred to herein as an “intermediary,” and you wish to tender your Restricted Notes, you should contact such intermediary promptly and instruct such intermediary to tender on your behalf. So long as the Restricted Notes are in book-entry form represented by global securities, Restricted Notes may only be tendered by your intermediary pursuant to DTC’s ATOP procedures.

If you tender a Restricted Note and you do not properly withdraw the tender prior to the expiration date, you will have made an agreement with us to participate in the exchange offer in accordance with the terms and subject to the conditions set forth in this prospectus and in the letter of transmittal.

We will determine, in our sole discretion, all questions regarding the validity, form, eligibility, including time of receipt, acceptance and withdrawal of tendered Restricted Notes. Our determination will be final and binding. We reserve the absolute right to reject any and all Restricted Notes not validly tendered or any Restricted Notes our acceptance of which would, in the opinion of our counsel, be unlawful. We also reserve the right to waive any defects, irregularities or conditions of tender as to certain Restricted Notes. Our interpretation of the terms and conditions of the exchange offer, including the instructions in the letter of transmittal, will be final and binding on all parties.

You must cure any defects or irregularities in connection with tenders of your Restricted Notes within the time period that we determine unless we waive that defect or irregularity. Although we intend to notify you of defects or irregularities with respect to your tender of Restricted Notes, neither we, the exchange agent nor any other person will incur any liability for failure to give this notification. Your tender will not be deemed to have been made and your Restricted Notes will be returned to you unless otherwise provided in the letter of transmittal, as soon as practicable following the expiration of the exchange offer, if:

●	you invalidly tender your Restricted Notes;

●	you have not cured any defects or irregularities in your tender; and

●	we have not waived those defects, irregularities or invalid tender.

In addition, we reserve the right in our sole discretion to:

●	purchase or make offers for, or offer Exchange Notes for, any Restricted Notes that remain outstanding subsequent to the expiration of the exchange offer;

●	terminate the exchange offer; and

●	to the extent permitted by applicable law, purchase Restricted Notes in the open market, in privately negotiated transactions or otherwise. The terms of any of these purchases of or offers for Restricted Notes could differ from the terms of the exchange offer.

In all cases, the issuance of Exchange Notes for Restricted Notes that are accepted for exchange in the exchange offer will be made only after timely receipt by the exchange agent of a timely book-entry confirmation of your Restricted Notes into the exchange agent’s account at DTC, a computer-generated message instead of the Letter of Transmittal, and all other required documents. If any tendered Restricted Notes are not accepted for any reason set forth in the terms and conditions of the exchange offer or if Restricted Notes are submitted for a greater principal amount than you indicate your desire to exchange, the unaccepted or non-exchanged Restricted Notes, or Restricted Notes in substitution therefor, will be returned without expense to you by credit to the accounts at DTC of the applicable DTC participant, as promptly as practicable after rejection of tender or the expiration or termination of the exchange offer.

Book-Entry Transfer

The exchange agent will make a request to establish an account with respect to the Restricted Notes at DTC for purposes of the exchange offer after the date of this prospectus, and any financial institution that is a participant in DTC’s systems may make book-entry delivery of Restricted Notes being tendered by causing DTC to transfer such Restricted Notes into the exchange agent’s account at DTC in accordance with DTC’s procedures for transfer.

Any DTC participant wishing to tender Restricted Notes in the exchange offer (whether on its own behalf or on behalf of the beneficial owner of Restricted Notes) should transmit its acceptance to DTC sufficiently far in advance of the expiration of the exchange offer so as to permit DTC to take the following actions prior to 5:00 p.m., New York City time, on the expiration date. DTC will verify such acceptance, execute a book-entry transfer of the tendered Restricted Notes into the exchange agent’s account at DTC and then send to the exchange agent a confirmation of such book-entry transfer. The confirmation of such book-entry transfer will include a confirmation that such DTC participant acknowledges and agrees (on behalf of itself and on behalf of any beneficial owner of the applicable Restricted Notes) to be bound by the letter of transmittal. All of the foregoing, together with any other required documents, must be delivered to and received by the exchange agent prior to 5:00 p.m., New York City time, on the expiration date.

No Guaranteed Delivery Procedures

Guaranteed delivery procedures are not available in connection with the exchange offer.

Withdrawal Rights

You may withdraw tenders of your Restricted Notes at any time prior to 5:00 p.m., New York City time, on the expiration date of the exchange offer.

For your withdrawal to be effective, the exchange agent must receive an electronic ATOP transmission of the notice of withdrawal at its address set forth below under “— Exchange Agent,” prior to 5:00 p.m., New York City time, on the expiration date.

The notice of withdrawal must:

●	specify the name and DTC account number of the DTC participant that tendered such Restricted Notes;

●	specify the principal amount of Restricted Notes to be withdrawn;

●	specify the name and account number of the DTC participant to which the withdrawn Restricted Notes should be credited; and

●	contain a statement that the holder is withdrawing its election to have the Restricted Notes exchanged.

We will determine all questions regarding the validity, form and eligibility, including time of receipt, of withdrawal notices. Our determination will be final and binding on all parties. Any Restricted Notes that have been withdrawn will be deemed not to have been validly tendered for exchange for purposes of the exchange offer. Any Restricted Notes that have been tendered for exchange but that are withdrawn and not exchanged will be returned by credit to the account at DTC of the applicable DTC participant without cost as soon as practicable after withdrawal. Properly withdrawn Restricted Notes may be retendered by following one of the procedures described under “— Procedures for Tendering Restricted Notes” above at any time on or prior to 5:00 p.m., New York City time, on the expiration date.

No Appraisal or Dissenters’ Rights

You do not have any appraisal or dissenters’ rights in connection with the exchange offer.

Conditions

Notwithstanding any other provision of the exchange offer, and subject to our obligations under the related Registration Rights Agreement, we will not be required to accept for exchange, or to issue Exchange Notes in exchange for, any Restricted Notes and may terminate or amend the exchange offer, if at any time before the acceptance of any Restricted Notes for exchange any one of the following events occurs:

●	any injunction, order or decree has been issued by any court or any governmental agency that would prohibit, prevent or otherwise materially impair our ability to complete the exchange offer; or

●	the exchange offer violates any applicable law or any applicable interpretation of the staff of the SEC.

These conditions are for our sole benefit, and we may assert them regardless of the circumstances giving rise to them, subject to applicable law. We also may waive in whole or in part at any time and from time to time any particular condition in our sole discretion. If we waive a condition, we may be required, in order to comply with applicable securities laws, to extend the expiration date of the exchange offer. Our failure at any time to exercise any of the foregoing rights will not be deemed a waiver of these rights, and these rights will be deemed ongoing rights which may be asserted at any time and from time to time.

In addition, we will not accept for exchange any validly tendered Restricted Notes, and no Exchange Notes will be issued in exchange for any validly tendered Restricted Notes, if, at the time the Restricted Notes are tendered, any stop order is threatened by the SEC or in effect with respect to the registration statement of which this prospectus is a part or the qualification of the Indenture under the Trust Indenture Act of 1939, as amended.

The exchange offer is not conditioned on any minimum principal amount of Restricted Notes being tendered for exchange.

Exchange Agent

We have appointed U.S. Bank Trust Company, National Association as exchange agent for the exchange offer. Questions, requests for assistance and requests for additional copies of this prospectus, the Letter of Transmittal and other related documents should be directed to the exchange agent addressed as follows:

U.S. Bank Trust Company, National Association, as Exchange Agent

By Registered or Certified Mail: U.S. Bank Trust Company, National Association c/o 111 Fillmore Ave E. St. Paul, MN 55107 Attn: Specialized Finance	By Regular Mail or Overnight Courier: U.S. Bank Trust Company, National Association c/o 111 Fillmore Ave E. St. Paul, MN 55107 Attn: Specialized Finance	In Person by Hand Only: U.S. Bank Trust Company, National Association c/o 111 Fillmore Ave E. St. Paul, MN 55107 Attn: Specialized Finance

For Information or Confirmation by Telephone or Email: Brandon J Bonfig Vice President | Client Manager Phone: 651-466-6619 Email: brandon.bonfig@usbank.com

DELIVERY OF A LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF SUCH LETTER OF TRANSMITTAL VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

The exchange agent also acts as the Trustee under the Indenture.

Fees and Expenses

We will not pay brokers, dealers or others soliciting acceptances of the exchange offer. The principal solicitation is being made by mail. Additional solicitations, however, may be made in person, by email or by telephone by our officers and employees.

We will pay the estimated cash expenses to be incurred in connection with the exchange offer. These are estimated in the aggregate to be approximately $         , which includes fees and expenses of the exchange agent and accounting, legal, printing and related fees and expenses.

Transfer Taxes

You will not be obligated to pay any transfer taxes in connection with a tender of your Restricted Notes unless Exchange Notes are to be registered in the name of, or Restricted Notes (or any portion thereof) not tendered or not accepted in the exchange offer are to be returned to, a person other than the registered tendering holder of the Restricted Notes, in which event the registered tendering holder will be responsible for the payment of any applicable transfer tax. In addition, tendering holders will be responsible for any transfer tax imposed for any reason other than the transfer of Restricted Notes to, or upon the order of, the Fund pursuant to the exchange offer.

Accounting Treatment

We will not recognize any gain or loss for accounting purposes upon the consummation of the exchange offer. We will amortize the expense of the exchange offer over the term of the Exchange Notes under generally accepted accounting principles in the United States of America (“GAAP”). The unamortized debt issuance costs are reflected in the carrying value of the Notes as presented in the Consolidated Statements of Assets and Liabilities. Debt issuance costs are amortized through the life of the Notes and recorded as interest expense in the current period.

DESCRIPTION OF THE EXCHANGE NOTES

We issued the Restricted Notes, and will issue the Exchange Notes under a base indenture (the “base indenture”) between us and U.S. Bank Trust Company, National Association, as trustee, as supplemented by a supplemental indenture relating to the Notes. Under the base indenture, we may issue debt securities in one or more series. As used in this section, all references to the “indenture” mean the base indenture as supplemented by the supplemental indenture. The Exchange Notes and the Restricted Notes that remain outstanding after the exchange offer will be a single series under the indenture. We refer to the Restricted Notes and the Exchange Notes collectively as the “Notes.” The terms of the Notes include those expressly set forth in the indenture and those made part of the indenture by reference to the Trust Indenture Act of 1939, as amended, or the TIA.

The following description is a summary of the material provisions of the Notes and the indenture and does not purport to be complete. This summary is subject to and is qualified by reference to all the provisions of the Notes and the indenture, including the definitions of certain terms used in the indenture. We urge you to read these documents, copies of which are filed as exhibits to the registration statement of which this prospectus forms a part, because they, and not this description, define your rights as a holder of the Notes.

For purposes of this description, references to “we,” “our” and “us” refer only to Ares Strategic Income Fund and not to any of its current or future subsidiaries and references to “subsidiaries” refer only to our consolidated subsidiaries and exclude any investments held by Ares Strategic Income Fund in the ordinary course of business which are not, under GAAP, consolidated on the financial statements of Ares Strategic Income Fund and its subsidiaries.

General

●	The Restricted Notes are, and the Exchange Notes will be our general unsecured, senior obligations.

●	The Restricted Notes were initially issued in an aggregate principal amount of $700,000,000.

●	The Notes will mature on August 15, 2029, unless earlier redeemed or repurchased, as discussed below.

●	The Restricted Notes bear cash interest from June 5, 2024 at an annual rate of 6.350% payable semi-annually on February 15 and August 15 of each year, beginning on February 15, 2025.

●	The Exchange Notes will bear cash interest from June 5, 2024 or from the most recent date on which interest on the Restricted Notes has been paid or duly provided for at an annual rate of 6.350% payable semi-annually on February 15 and August 15 of each year, beginning on February 15, 2025.

●	The Restricted Notes were, and the Exchange Notes will be, subject to redemption at our option as described under “— Optional Redemption.”

●	The Restricted Notes are, and the Exchange Notes will be, subject to repurchase by us at the option of the holders following a Change of Control Repurchase Event (as defined below under “— Offer to Repurchase Upon a Change of Control Repurchase Event”), at a repurchase price equal to 100% of the principal amount of the Notes to be repurchased, plus accrued and unpaid interest to, but excluding, the date of repurchase.

●	The Restricted Notes are, and the Exchange Notes will be, issued in denominations of $2,000 and integral multiples of $1,000 thereof.

●	The Restricted Notes are, and the Exchange Notes will be, represented by one or more registered Notes in global form, but in certain limited circumstances may be represented by Notes in definitive form. See “— Book-Entry, Settlement and Clearance.”

We issued the Restricted Notes in an aggregate principal amount of $700,000,000 on June 5, 2024 in a transaction not requiring registration under the Securities Act. The indenture does not limit the amount of debt that may be issued by us or our subsidiaries under the indenture or otherwise. The indenture does not contain any financial covenants and does not restrict us from paying dividends or issuing or repurchasing our other securities. Other than restrictions described under “— Offer to Repurchase Upon a Change of Control Repurchase Event” and “— Merger, Consolidation or Sale of Assets” below, the indenture does not contain any covenants or other provisions designed to afford holders of the Notes protection in the event of a highly leveraged transaction involving us or in the event of a decline in our credit rating as the result of a takeover, recapitalization, highly leveraged transaction or similar restructuring involving us that could adversely affect such holders. We may, without the consent of the holders, issue additional Notes under the indenture with the same terms (except for the issue date, public offering price and, if applicable, the initial interest payment date) and with the same CUSIP numbers as the Notes in an unlimited aggregate principal amount; provided that such additional Notes must be part of the same issue as the Notes for U.S. federal income tax purposes.

We may, without the consent of the holders, issue additional Notes under the indenture with the same terms (except for the issue date, public offering price and, if applicable, the initial interest payment date or restrictions on transfer) and with the same CUSIP numbers as the Notes in an unlimited aggregate principal amount; provided that such additional Notes must be part of the same issue as the Notes for U.S. federal income tax purposes.

We do not intend to list the Notes on any securities exchange or any automated dealer quotation system.

Payments on the Notes; Paying Agent and Registrar; Transfer and Exchange

We will pay the principal of, and interest on, the Notes in global form registered in the name of or held by DTC or its nominee in immediately available funds to DTC or its nominee, as the case may be, as the registered holder of such Global Note (as defined below).

Payment of principal of (and premium, if any) and interest on the Notes will be made at the corporate trust office of the trustee in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at our option payment of interest may be made by (i) check mailed to the address of the person entitled thereto as such address shall appear in the security register or (ii) transfer to an account maintained by the holder located in the United States.

A holder of Notes may transfer or exchange Notes at the office of the registrar in accordance with the indenture. The registrar and the trustee may require a holder, among other things, to furnish appropriate endorsements and transfer documents. No service charge will be imposed by us, the trustee or the registrar for any registration of transfer or exchange of Notes, but we may require a holder to pay a sum sufficient to cover any transfer tax or other similar governmental charge required by law or permitted by the indenture.

The registered holder of a Note will be treated as its owner for all purposes.

Interest

The Restricted Notes bear, and the Exchange Notes will bear, cash interest at a rate of 6.350% per year until maturity. Interest on the Notes will accrue from June 5, 2024 or from the most recent date on which interest has been paid or duly provided for. Interest on the Notes will be payable semiannually in arrears on February 15 and August 15 of each year, beginning on February 15, 2025.

No interest will be paid on either the Restricted Notes or the Exchange Notes at the time of the exchange. The Exchange Notes will accrue interest from June 5, 2024 or from the most recent date on which interest has been paid or duly provided for on the Restricted Notes. Accordingly, the holders of Restricted Notes that are accepted for exchange will not receive accrued but unpaid interest on such Restricted Notes at the time of exchange. Rather, that interest will be payable on the Exchange Notes delivered in exchange for the Restricted Notes on the first interest payment date after the expiration of the Exchange Offer, which is expected to be                     , 2025.

Interest will be paid to the person in whose name a Note is registered at 5:00 p.m. New York City time (the “close of business”) on February 1 or August 1, as the case may be, immediately preceding the relevant interest payment date. Interest on the Notes will be computed on the basis of a 360-day year composed of twelve 30-day months.

If any interest payment date, redemption date, the maturity date or any earlier required repurchase date upon a Change of Control Repurchase Event (defined below) of a Note falls on a day that is not a business day, the required payment will be made on the next succeeding business day and no interest on such payment will accrue in respect of the delay. The term “business day” means, with respect to any Note, any day other than a Saturday, a Sunday or a day on which banking institutions in New York or the city in which the corporate trust office is located are authorized or obligated by law, regulation or executive order to remain closed.

Ranking

The Restricted Notes are, and the Exchange Notes will be, our general unsecured obligations that rank senior in right of payment to all of our future indebtedness that is expressly subordinated, or junior, in right of payment to the Notes. The Restricted Notes rank, and the Exchange Notes will rank, pari passu, or equally, in right of payment with all of our existing and future liabilities that are not so subordinated, or junior. The Restricted Notes effectively rank, and the Exchange Notes will effectively rank, subordinated, or junior, to any of our secured indebtedness (including unsecured indebtedness that we later secure) to the extent of the value of the assets securing such indebtedness. The Restricted Notes rank, and the Exchange Notes will rank, structurally subordinated, or junior, to all existing and future indebtedness (including trade payables) incurred by our subsidiaries, financing vehicles or similar facilities. In the event of our bankruptcy, liquidation, reorganization or other winding up, our assets that secure secured debt will be available to pay obligations on the Notes only after all indebtedness under such secured debt has been repaid in full from such assets. There may not be sufficient assets remaining to pay amounts due on any or all the Notes then outstanding.

As of June 30, 2024, our total consolidated indebtedness was approximately $1.4 billion of aggregate principal amount outstanding, of which approximately $215.17 million was secured indebtedness at the Fund level and approximately $490.0 million was indebtedness of the Fund’s consolidated subsidiaries and $700.0 million was the Restricted Notes. None of our current indebtedness will be subordinated to the Notes. Our capitalization will not change as a result of issuing the Exchange Notes. See “Capitalization.”

Optional Redemption

Prior to July 15, 2029 (one month prior to their maturity date) (the “Par Call Date”), we may redeem the Notes at our option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(1)	(a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the Notes matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 30 basis points less (b) interest accrued to the date of redemption, and

(2)	100% of the principal amount of the Notes to be redeemed,

plus, in either case, accrued and unpaid interest thereon to the redemption date. On or after the Par Call Date, we may redeem the Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Note being redeemed plus accrued and unpaid interest thereon to the redemption date.

“Treasury Rate” means, with respect to any redemption date, the yield determined by us in accordance with the following two paragraphs.

The Treasury Rate shall be determined by us after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, we shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third business day preceding the redemption date H.15 TCM is no longer published, we shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, we shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, we shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

Our actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

Notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the depositary’s procedures) at least 10 days but not more than 60 days before the redemption date to each holder of Notes to be redeemed.

In the case of a partial redemption, selection of the Notes for redemption will be made pro rata, by lot or by such other method as the Trustee in its sole discretion deems appropriate and fair. No Notes of a principal amount of $2,000 or less will be redeemed in part. If any Note is to be redeemed in part only, the notice of redemption that relates to the Note will state the portion of the principal amount of the Note to be redeemed. A new Note in a principal amount equal to the unredeemed portion of the Note will be issued in the name of the holder of the Note upon surrender for cancellation of the original Note. For so long as the Notes are held by DTC (or another depositary), the redemption of the Notes shall be done in accordance with the policies and procedures of the depositary.

Unless we default in payment of the redemption price, on and after the redemption date interest will cease to accrue on the Notes or portions thereof called for redemption.

Any notice of redemption may, in our discretion, be given subject to the satisfaction of one or more conditions precedent, including, but not limited to, completion of a corporate transaction that is pending (such as an equity or equity-linked offering, an incurrence of indebtedness or an acquisition or other strategic transaction involving a change of control in us or another entity). In that case, such notice of redemption shall describe each such condition, and, if applicable, shall state that, in our discretion, (i) the redemption date may be delayed until such time (including by more than 60 calendar days after the date the notice of redemption was mailed or delivered, including by electronic transmission) as any or all such conditions shall be satisfied, or (ii) such redemption may not occur and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied or waived by us by the relevant redemption date, or by the redemption date as so delayed.

Offer to Repurchase Upon a Change of Control Repurchase Event

If a Change of Control Repurchase Event occurs, unless we have exercised our right to redeem the Notes in full, we will make an offer to each holder of Notes to repurchase all or any part (in minimum denominations of $2,000 and integral multiples of $1,000 principal amount) of that holder’s Notes at a repurchase price in cash equal to 100% of the aggregate principal amount of Notes repurchased plus any accrued and unpaid interest on the Notes repurchased to the date of purchase. Within 30 days following any Change of Control Repurchase Event or, at our option, prior to any Change of Control, but after the public announcement of the Change of Control, we will mail a notice to each holder describing the transaction or transactions that constitute or may constitute the Change of Control Repurchase Event and offering to repurchase Notes on the payment date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed. The notice shall, if mailed prior to the date of consummation of the Change of Control, state that the offer to purchase is conditioned on the Change of Control Repurchase Event occurring on or prior to the payment date specified in the notice. We will comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Repurchase Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control Repurchase Event provisions of the Notes, we will comply with the applicable securities laws and regulations and will not be deemed to have breached our obligations under the Change of Control Repurchase Event provisions of the Notes by virtue of such conflict.

On the Change of Control Repurchase Event payment date, subject to extension if necessary to comply with the provisions of the Investment Company Act, we will, to the extent lawful:

(1)	accept for payment all Notes or portions of Notes properly tendered pursuant to our offer;

(2)	deposit with the paying agent an amount equal to the aggregate purchase price in respect of all Notes or portions of Notes properly tendered; and

(3)	deliver or cause to be delivered to the trustee the Notes properly accepted, together with an officers’ certificate stating the aggregate principal amount of Notes being purchased by us.

The paying agent will promptly remit to each holder of Notes properly tendered the purchase price for the Notes, and the trustee will promptly authenticate and mail (or cause to be transferred by book-entry) to each holder a new Note equal in principal amount to any unpurchased portion of any Notes surrendered; provided that each new Note will be in a minimum principal amount of $2,000 or an integral multiple of $1,000 in excess thereof.

We will not be required to make an offer to repurchase the Notes upon a Change of Control Repurchase Event if a third party makes an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by us and such third party purchases all Notes properly tendered and not withdrawn under its offer.

The source of funds that will be required to repurchase Notes in the event of a Change of Control Repurchase Event will be our available cash or cash generated from our operations or other potential sources, including funds provided by a purchaser in the Change of Control transaction, borrowings, sales of assets or sales of equity. We cannot assure you that sufficient funds from such sources will be available at the time of any Change of Control Repurchase Event to make required repurchases of Notes tendered. The terms of our Facilities provide that certain change of control events will constitute an event of default thereunder entitling the lenders to accelerate any indebtedness outstanding under the Facilities at that time and to terminate the Facilities. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Financial Condition, Liquidity and Capital Resources — Debt Capital Activities” in our Q2 2024 Quarterly Report and incorporated by reference herein for a general discussion of our indebtedness. Our future debt instruments may contain similar restrictions and provisions. If the holders of the Notes exercise their right to require us to repurchase Notes upon a Change of Control Repurchase Event, the financial effect of this repurchase could cause a default under our future debt instruments, even if the Change of Control Repurchase Event itself would not cause a default. It is possible that we will not have sufficient funds at the time of the Change of Control Repurchase Event to make the required repurchase of the Notes and/or our other debt. See “Risk Factors — We may not be able to repurchase the Exchange Notes upon a Change of Control Repurchase Event.”

The definition of “Change of Control” includes a phrase relating to the direct or indirect sale, transfer, conveyance or other disposition of “all or substantially all” of our properties or assets and those of our subsidiaries taken as a whole. Although there is a limited body of case law interpreting the phrase “substantially all,” there is no precise, established definition of the phrase under applicable law. Accordingly, the ability of a holder of Notes to require us to repurchase the Notes as a result of a sale, transfer, conveyance or other disposition of less than all of our assets and the assets of our subsidiaries taken as a whole to another person or group may be uncertain.

For purposes of the Notes:

“Below Investment Grade Rating Event” means the Notes are downgraded below Investment Grade by both Rating Agencies on any date from the date of the public notice of an arrangement that results in a Change of Control until the end of the 60-day period following public notice of the occurrence of a Change of Control (which period shall be extended so long as the rating of the Notes is under publicly announced consideration for possible downgrade by either of the Rating Agencies); provided that a Below Investment Grade Rating Event otherwise arising by virtue of a particular reduction in rating shall not be deemed to have occurred in respect of a particular Change of Control (and thus shall not be deemed a Below Investment Grade Rating Event for purposes of the definition of Change of Control Repurchase Event hereunder) if the Rating Agencies making the reduction in rating to which this definition would otherwise apply do not announce or publicly confirm or inform the trustee in writing at its request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control shall have occurred at the time of the Below Investment Grade Rating Event).

“Change of Control” means the occurrence of any of the following:

(1)	the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation) in one or a series of related transactions, of all or substantially all of the assets of the Fund and its Controlled Subsidiaries taken as a whole to any “person” or “group” (as those terms are used in Section 13(d)(3) of the Exchange Act), other than to any Permitted Holders; provided that, for the avoidance of doubt, a pledge of assets pursuant to any secured debt instrument of the Fund or its Controlled Subsidiaries shall not be deemed to be any such sale, lease, transfer, conveyance or disposition;

(2)	the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” or “group” (as those terms are used in Section 13(d)(3) of the Exchange Act) (other than any Permitted Holders) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the outstanding Voting Stock of the Fund, measured by voting power rather than number of shares; or

(3)	the approval by the Fund’s shareholders of any plan or proposal relating to the liquidation or dissolution of the Fund.

“Change of Control Repurchase Event” means the occurrence of a Change of Control and a Below Investment Grade Rating Event.

“Controlled Subsidiary” means any subsidiary of Ares Strategic Income Fund, 50% or more of the outstanding equity interests of which are owned by Ares Strategic Income Fund and its direct or indirect subsidiaries and of which the Fund possesses, directly or indirectly, the power to direct or cause the direction of the management or policies, whether through the ownership of voting equity interests, by agreement or otherwise.

“Fitch” means Fitch, Inc., also known as Fitch Ratings, or any successor thereto.

“Investment Grade” means a rating of BBB- or better by Fitch (or its equivalent under any successor rating categories of Fitch) and Baa3 or better by Moody’s (or its equivalent under any successor rating categories of Moody’s) (or, in each case, if such Rating Agency ceases to rate the Notes for reasons outside of our control, the equivalent investment grade credit rating from any Rating Agency selected by us as a replacement Rating Agency).

“Moody’s” means Moody’s Investor Services, Inc., or any successor thereto.

“Permitted Holders” means (i) us, (ii) one or more of our Controlled Subsidiaries and (iii) Ares Capital Management LLC or any affiliate of Ares Capital Management LLC that is organized under the laws of a jurisdiction located in the United States of America and in the business of managing or advising clients.

“Rating Agency” means:

(1)	both of Fitch and Moody’s; and

(2)	if either of Fitch or Moody’s ceases to rate the Notes or fails to make a rating of the Notes publicly available for reasons outside of our control, a “nationally recognized statistical rating organization” as defined in Section (3)(a)(62) of the Exchange Act selected by us as a replacement agency for Fitch, and/or Moody’s, as the case may be.

“Voting Stock” as applied to stock of any person, means shares, interests, participations or other equivalents in the equity interest (however designated) in such person having ordinary voting power for the election of a majority of the directors (or the equivalent) of such person, other than shares, interests, participations or other equivalents having such power only by reason of the occurrence of a contingency.

Covenants

The covenants in the base indenture shall apply to the Notes. Certain of such covenants are described in further detail below:

Merger, Consolidation or Sale of Assets

The indenture provides that we will not merge or consolidate with or into any other person (other than a merger of a wholly owned subsidiary into us), or sell, transfer, lease, convey or otherwise dispose of all or substantially all our property (provided that, for the avoidance of doubt, a pledge of assets pursuant to any secured debt instrument of the Fund or its Controlled Subsidiaries shall not be deemed to be any such sale, transfer, lease, conveyance or disposition) in any one transaction or series of related transactions unless:

●	we are the surviving person (the “Surviving Person”) or the Surviving Person (if other than us) formed by such merger or consolidation or to which such sale, transfer, lease, conveyance or disposition is made shall be a corporation or limited liability company organized and existing under the laws of the United States of America or any state or territory thereof;

●	the Surviving Person (if other than us) expressly assumes, by supplemental indenture in form reasonably satisfactory to the trustee, executed and delivered to the trustee by such Surviving Person, the due and punctual payment of the principal of, and premium, if any, and interest on, all the Notes outstanding, and the due and punctual performance and observance of all the covenants and conditions of the indenture and the Registration Rights Agreement to be performed by us;

●	immediately after giving effect to such transaction or series of related transactions, no default or event of default shall have occurred and be continuing; and

●	we shall deliver, or cause to be delivered, to the trustee, an officers’ certificate and an opinion of counsel, each stating that such transaction and the supplemental indenture, if any, in respect thereto, comply with this covenant and that all conditions precedent in the indenture relating to such transaction have been complied with.

For the purposes of this covenant, the sale, transfer, lease, conveyance or other disposition of all the property of one or more of our subsidiaries, which property, if held by us instead of such subsidiaries, would constitute all or substantially all of our property on a consolidated basis, shall be deemed to be the transfer of all or substantially all of our property.

Although there is a limited body of case law interpreting the phrase “substantially all”, there is no precise established definition of the phrase under applicable law. Accordingly, in certain circumstances there may be a degree of uncertainty as to whether a particular transaction would involve “all or substantially all” of the properties or assets of a person. As a result, it may be unclear as to whether the merger, consolidation or sale of assets covenant would apply to a particular transaction as described above absent a decision by a court of competent jurisdiction. Although these types of transactions are permitted under the indenture, certain of the foregoing transactions could constitute a Change of Control that results in a Change of Control Repurchase Event permitting each holder to require us to repurchase the Notes of such holder as described above.

An assumption by any person of obligations under the Notes and the indenture might be deemed for U.S. federal income tax purposes to be an exchange of the Notes for new Notes by the holders thereof, resulting in recognition of gain or loss for such purposes and possibly other adverse tax consequences to the holders. Holders are urged to consult their own tax advisors regarding the tax consequences of such an assumption.

Other Covenants

●	We agree that for the period of time during which the Notes are outstanding, we will not violate, whether or not we are subject to, Section 18(a)(1)(A) as modified by Section 61(a) of the Investment Company Act or any successor provisions, as such obligation may be amended or superseded, giving effect to any exemptive relief that may be granted to us by the SEC.

●	If, at any time, we are not subject to the reporting requirements of Sections 13 or 15(d) of the Exchange Act to file any periodic reports with the SEC, we agree to furnish to holders of the Notes and the trustee, for the period of time during which the Notes are outstanding, our audited annual consolidated financial statements, within 90 days of our fiscal year end, and unaudited interim consolidated financial statements, within 45 days of our fiscal quarter end (other than our fourth fiscal quarter). All such financial statements will be prepared, in all material respects, in accordance with GAAP, as applicable.

Modification or Waiver

There are three types of changes we can make to the indenture and any debt securities issued thereunder, including the Notes.

Changes Requiring Your Approval

First, there are changes that we cannot make to your Notes without your specific approval. The following is a list of those types of changes:

●	change the stated maturity of the principal of or interest on a Note;

●	reduce any amounts due on a Note;

●	reduce the amount of principal payable upon acceleration of the maturity of a Note following a default;

●	adversely affect the right to receive payment of the principal of and interest on any Note;

●	change the currency of payment on a Note;

●	impair your right to sue for payment;

●	adversely affect any right to convert or exchange a Note in accordance with its terms;

●	modify the subordination provisions in the indenture in a manner that is adverse to holders of the Notes;

●	reduce the percentage of holders of Notes whose consent is needed to modify or amend the indenture;

●	reduce the percentage of holders of Notes whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults;

●	modify any other aspect of the provisions of the indenture dealing with supplemental indentures, modification and waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants; and

●	change any obligation we have to pay additional amounts.

Changes Not Requiring Approval

The second type of change does not require any vote by the holders of the Notes. This type is limited to clarifications, establishment of the form or terms of new securities of any series as permitted by the indenture and certain other changes that would not adversely affect holders of the outstanding Notes in any material respect. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.

Changes Requiring Majority Approval

Any other change to the indenture and the Notes would require the following approval:

●	If the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series.

●	If the change affects more than one series of debt securities issued under the indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

The holders of a majority in principal amount of all of the series of debt securities issued under the indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants in the indenture. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “— Changes Requiring Your Approval.”

Further Details Concerning Voting

When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:

●	For original issue discount securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default.

●	For indexed debt securities, we will use the principal face amount of such indexed security at original issuance, unless otherwise provided.

●	For debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.

Notes will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption. Notes will also not be eligible to vote if they have been fully defeased as described later under “Satisfaction and Discharge; Defeasance.”

We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding Notes that are entitled to vote or take other action under the indenture. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within eleven months following the record date.

Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the Notes or request a waiver.

Events of Default

Each of the following is an event of default:

(i)	default in the payment of any interest upon any Note when due and payable and the default continues for a period of 30 calendar days;

(ii)	default in the payment of the principal of (or premium, if any, on) any Note when it becomes due and payable at its maturity including upon any redemption date or required repurchase date;

(iii)	default in the deposit of any sinking fund payment, when and as due by the terms of any Notes, and continuance of such default for a period of 5 days;

(iv)	our failure for 60 consecutive calendar days after written notice from the trustee or the holders of at least 25% in principal amount of the Notes then outstanding has been received to comply with any of our other agreements contained in the Notes or indenture;

(v)	default by us or any of our significant subsidiaries, as defined in Article 1, Rule 1-02 of Regulation S-X under the Exchange Act (but excluding any subsidiary which is (a) a non-recourse or limited recourse subsidiary, (b) a bankruptcy remote special purpose vehicle or (c) is not consolidated with the Fund for purposes of GAAP), with respect to any mortgage, agreement or other instrument under which there may be outstanding, or by which there may be secured or evidenced, any indebtedness for money borrowed in excess of $100 million in the aggregate of us and/or any such subsidiary, whether such indebtedness now exists or shall hereafter be created (i) resulting in such indebtedness becoming or being declared due and payable or (ii) constituting a failure to pay the principal or interest of any such debt when due and payable at its stated maturity, upon required repurchase, upon declaration of acceleration or otherwise, unless, in either case, such indebtedness is discharged, or such acceleration is rescinded, stayed or annulled, within a period of 30 calendar days after written notice of such failure is given to us by the trustee or to us and the trustee by the holders of at least 25% in aggregate principal amount of the Notes then outstanding;

(vi)	pursuant to Section 18(a)(1)(C)(ii) and Section 61 of the Investment Company Act, on the last business day of each of 24 consecutive calendar months, any class of securities shall have an asset coverage (as such term is used in the Investment Company Act) of less than 100%; and

(vii)	certain events of bankruptcy, insolvency, or reorganization involving us occur and remain undischarged or unstayed for a period of 60 days.

If an event of default occurs and is continuing, then and in every such case (other than an event of default specified in item (7) above) the trustee or the holders of at least 25% in principal amount of the outstanding Notes may declare the entire principal amount of Notes to be due and immediately payable, by a notice in writing to us (and to the trustee if given by the holders), and upon any such declaration such principal or specified portion thereof shall become immediately due and payable. Notwithstanding the foregoing, in the case of the events of bankruptcy, insolvency or reorganization described in item (7) above, 100% of the principal of and accrued and unpaid interest on the Notes will automatically become due and payable.

At any time after a declaration of acceleration with respect to the Notes has been made and before a judgment or decree for payment of the money due has been obtained by the trustee, the holders of not less than a majority in principal amount of the outstanding Notes, by written notice to us and the trustee, may rescind and annul such declaration and its consequences if (i) we have paid or deposited with the trustee a sum sufficient to pay all overdue installments of interest, if any, on all outstanding Notes, the principal of (and premium, if any, on) all outstanding Notes that have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates borne by or provided for in such Notes, to the extent that payment of such interest is lawful interest upon overdue installments of interest at the rate or rates borne by or provided for in such Notes, and all sums paid or advanced by the trustee and the reasonable compensation, expenses, disbursements and advances of the trustee, its agents and counsel, and (ii) all events of default with respect to the Notes, other than the nonpayment of the principal of (or premium, if any, on) or interest on such Notes that have become due solely by such declaration of acceleration, have been cured or waived. No such rescission will affect any subsequent default or impair any right consequent thereon.

No holder of Notes will have any right to institute any proceeding, judicial or otherwise, with respect to the indenture, or for the appointment of a receiver or trustee, or for any other remedy under the indenture, unless:

1.	such holder has previously given written notice to the trustee of a continuing event of default with respect to the Notes,

2.	the holders of not less than 25% in principal amount of the outstanding Notes shall have made written request to the trustee to institute proceedings in respect of such event of default;

3.	such holder or holders have offered to the trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

4.	the trustee for 60 calendar days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

5.	no direction inconsistent with such written request has been given to the trustee during such 60-day period by the holders of a majority in principal amount of the outstanding Notes.

Notwithstanding any other provision in the indenture, the holder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any, on) and interest, if any, on such Note on the stated maturity or maturity expressed in such Note (or, in the case of redemption, on the redemption date or, in the case of repayment at the option of the holders, on the repayment date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such holder.

The trustee shall be under no obligation to exercise any of the rights or powers vested in it by the indenture at the request or direction of any of the holders of the Notes unless such holders shall have offered to the trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction. Subject to the foregoing, the holders of a majority in principal amount of the outstanding Notes shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the trustee or exercising any trust or power conferred on the trustee with respect to the Notes, provided that (i) such direction shall not be in conflict with any rule of law or with this indenture, (ii) the trustee may take any other action deemed proper by the trustee that is not inconsistent with such direction and (iii) the trustee need not take any action that it determines in good faith may involve it in personal liability or be unjustly prejudicial to the holders of Notes not consenting.

The holders of not less than a majority in principal amount of the outstanding Notes may on behalf of the holders of all of the Notes waive any past default under the indenture with respect to the Notes and its consequences, except a default (i) in the payment of (or premium, if any, on) or interest, if any, on any Note, or (ii) in respect of a covenant or provision of the indenture which cannot be modified or amended without the consent of the holder of each outstanding Note affected. Upon any such waiver, such default shall cease to exist, and any event of default arising therefrom shall be deemed to have been cured, for every purpose, but no such waiver shall extend to any subsequent or other default or event of default or impair any right consequent thereto.

We are required to deliver to the trustee, within 120 days after the end of each fiscal year, an officers’ certificate stating whether to the knowledge of the signers any default or event of default occurred during the previous year that is continuing.

Within 90 days after the occurrence of any default under the indenture with respect to the Notes, the trustee shall transmit notice of such default known to the trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of (or premium, if any, on) or interest, if any, on any Note, the trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors of the trustee in good faith determines that withholding of such notice is in the interest of the holders of the Notes.

If a default for a failure to deliver a required notice or certificate in connection with another default under the indenture (the “Initial Default”) occurs, then at the time such Initial Default is cured, such default for a failure to deliver a required notice or certificate in connection with another default that resulted solely because of that Initial Default will also be cured without any further action and any default or event of default for the failure to deliver any notice or certificate pursuant to any other provision of the indenture will be deemed to be cured upon the delivery of any such notice or certificate required by such covenant or such notice or certificate, as applicable, even though such delivery is not within the prescribed period specified in the indenture.

The following provisions from the base indenture shall not apply to the Notes: (i) the second to last paragraph of Section 3.05 of the base indenture, (ii) the last paragraph in Section 5.01 of the base indenture, (iii) the third, fourth, fifth and sixth paragraphs of Section 5.02 of the base indenture and (iv) the last sentence of the seventh paragraph of Section 5.02 of the base indenture.

Satisfaction and Discharge; Defeasance

We may satisfy and discharge our obligations under the indenture by delivering to the securities registrar for cancellation all outstanding Notes or by depositing with the trustee or delivering to the holders, as applicable, after the Notes have become due and payable, or otherwise moneys sufficient to pay all of the outstanding Notes and paying all other sums payable under the indenture by us. Such discharge is subject to terms contained in the indenture.

In addition, the Restricted Notes are, and the Exchange Notes will be subject to defeasance and covenant defeasance, in each case, in accordance with the terms of the indenture. Defeasance means that, subject to the satisfaction of certain conditions, including, but not limited to, (i) depositing in trust for the benefit of the holders of the Notes a combination of money and/or U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the Notes on their various due date and (ii) delivering to the trustee an opinion of counsel stating that (a) we have received from, or there has been published by, the Internal Revenue Service (the “IRS”) a ruling, or (b) since the date of execution of the indenture, there has been a change in the applicable U.S. federal income tax law, in either case to the effect that, and based thereon, the holders of the Notes will not recognize income, gain or loss for U.S. federal income tax purposes as a result of such defeasance and will be subject to U.S. federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred, we can legally release ourselves from all payment and other obligations on the Notes. Covenant defeasance means that, subject to the satisfaction of certain conditions, including, but not limited to, (i) depositing in trust for the benefit of the holders of the Notes a combination of money and/or U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the Notes on their various due dates and (ii) delivering to the trustee an opinion of counsel to the effect that the holders of the Notes will not recognize income, gain or loss for U.S. federal income tax purposes as a result of such covenant defeasance and will be subject to U.S. federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred, we will be released from some of the restrictive covenants in the indenture.

No Personal Liability of Trustees, Officers, Employees and Shareholders

No past, present or future trustee, officer, employee, incorporator or shareholders of ours, as such, will have any liability for any obligations of ours under the indenture or the Notes or for any claim based on, in respect of, or by reason of, such obligations or their creation. By accepting any Note, each holder of the Notes will be deemed to waive and release all such liability, and such waiver and release are part of the consideration for the issuance of the Notes.

Trustee

U.S. Bank Trust Company, National Association, is the trustee, security registrar and paying agent. U.S. Bank Trust Company, National Association, in each of its capacities, including without limitation as trustee, security registrar and paying agent, assumes no responsibility for the accuracy or completeness of the information concerning us or our affiliates or any other party contained in this prospectus or the related documents or for any failure by us or any other party to disclose events that may have occurred and may affect the significance or accuracy of such information, or for any information provided to it by us, including but not limited to settlement amounts and any other information.

We may maintain banking relationships in the ordinary course of business with the trustee and its affiliates.

Governing Law

The indenture provides that it and the Notes shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of laws that would cause the application of laws of another jurisdiction.

Book-Entry, Settlement and Clearance

Global Notes

The Exchange Notes will be initially issued in the form of one or more registered Exchange Notes in global form, without interest coupons (the “Global Notes”).

Upon issuance, each of the Global Notes will be deposited with the trustee as custodian for DTC and registered in the name of Cede & Co., as nominee of DTC.

Ownership of beneficial interests in a Global Note will be limited to persons who have accounts with DTC (“DTC participants”) or persons who hold interests through DTC participants. We expect that under procedures established by DTC:

●	upon deposit of a Global Note with DTC’s custodian, DTC will credit portions of the principal amount of the Global Note to the accounts of the applicable DTC participants; and

●	ownership of beneficial interests in a Global Note will be shown on, and transfer of ownership of those interests will be effected only through, records maintained by DTC (with respect to interests of DTC participants) and the records of DTC participants (with respect to other owners of beneficial interests in the Global Note).

Transfers of beneficial interests in the Global Notes will be subject to the applicable rules and procedures of DTC and its direct or indirect participants (including, if applicable, those of Euroclear and Clearstream), which may change from time to time. Beneficial interests in Global Notes may not be exchanged for Notes in physical, certificated form except in the limited circumstances described below.

Book-Entry Procedures for Global Notes

All interests in the Global Notes will be subject to the operations and procedures of DTC, Euroclear and Clearstream. We provide the following summary of those operations and procedures solely for the convenience of investors. The operations and procedures of each settlement system are controlled by that settlement system and may be changed at any time. Neither we nor the trustee nor the exchange agent are responsible for those operations or procedures.

DTC has advised us that it is:

●	a limited purpose trust company organized under the laws of the State of New York;

●	a “banking organization” within the meaning of the New York State Banking Law;

●	a member of the Federal Reserve System;

●	a “clearing corporation” within the meaning of the New York Uniform Commercial Code; and

●	a “clearing agency” registered under Section 17A of the Exchange Act.

DTC was created to hold securities for its participants and to facilitate the clearance and settlement of securities transactions between its participants through electronic book-entry changes to the accounts of its participants. DTC’s participants include securities brokers and dealers; banks and trust companies; clearing corporations and other organizations. Indirect access to DTC’s system is also available to others such as banks, brokers, dealers and trust companies; these indirect participants clear through or maintain a custodial relationship with a DTC participant, either directly or indirectly. Investors who are not DTC participants may beneficially own securities held by or on behalf of DTC only through DTC participants or indirect participants in DTC.

So long as DTC’s nominee is the registered owner of a Global Note, that nominee will be considered the sole owner or holder of the Notes represented by that Global Note for all purposes under the indenture. Except as provided below, owners of beneficial interests in a Global Note:

●	will not be entitled to have Notes represented by the Global Note registered in their names;

●	will not receive or be entitled to receive physical, certificated Notes; and

●	will not be considered the owners or holders of the Notes under the indenture for any purpose, including with respect to the giving of any direction, instruction or approval to the trustee under the indenture.

As a result, each investor who owns a beneficial interest in a Global Note must rely on the procedures of DTC to exercise any rights of a holder of Notes under the indenture (and, if the investor is not a participant or an indirect participant in DTC, on the procedures of the DTC participant through which the investor owns its interest).

Payments of principal and interest with respect to the Notes represented by a Global Note will be made by the trustee to DTC’s nominee as the registered holder of the Global Note. Neither we nor the trustee will have any responsibility or liability for the payment of amounts to owners of beneficial interests in a Global Note, for any aspect of the records relating to or payments made on account of those interests by DTC, or for maintaining, supervising or reviewing any records of DTC relating to those interests.

Payments by participants and indirect participants in DTC to the owners of beneficial interests in a Global Note will be governed by standing instructions and customary industry practice and will be the responsibility of those participants or indirect participants and DTC.

Transfers between participants in DTC will be effected under DTC’s procedures and will be settled in same-day funds. Transfers between participants in Euroclear or Clearstream will be effected in the ordinary way under the rules and operating procedures of those systems.

Cross-market transfers between DTC participants, on the one hand, and Euroclear or Clearstream participants, on the other hand, will be effected within DTC through the DTC participants that are acting as depositaries for Euroclear and Clearstream. To deliver or receive an interest in a Global Note held in a Euroclear or Clearstream account, an investor must send transfer instructions to Euroclear or Clearstream, as the case may be, under the rules and procedures of that system and within the established deadlines of that system. If the transaction meets its settlement requirements, Euroclear or Clearstream, as the case may be, will send instructions to its DTC depositary to take action to effect final settlement by delivering or receiving interests in the relevant Global Notes in DTC, and making or receiving payment under normal procedures for same-day funds settlement applicable to DTC. Euroclear and Clearstream participants may not deliver instructions directly to the DTC depositaries that are acting for Euroclear or Clearstream.

Because of time zone differences, the securities account of a Euroclear or Clearstream participant that purchases an interest in a Global Note from a DTC participant will be credited on the business day for Euroclear or Clearstream immediately following the DTC settlement date. Cash received in Euroclear or Clearstream from the sale of an interest in a Global Note to a DTC participant will be received with value on the DTC settlement date but will be available in the relevant Euroclear or Clearstream cash account as of the business day for Euroclear or Clearstream following the DTC settlement date.

DTC, Euroclear and Clearstream have agreed to the above procedures to facilitate transfers of interests in the Global Notes among participants in those settlement systems. However, the settlement systems are not obligated to perform these procedures and may discontinue or change these procedures at any time. Neither we nor the trustee will have any responsibility for the performance by DTC, Euroclear or Clearstream or their participants or indirect participants of their obligations under the rules and procedures governing their operations.

Certificated Notes

Notes in physical, certificated form will be issued and delivered to each person that DTC identifies as a beneficial owner of the related Notes only if:

●	DTC notifies us at any time that it is unwilling or unable to continue as depositary for the Global Notes and a successor depositary is not appointed within 90 days;

●	DTC ceases to be registered as a clearing agency under the Exchange Act and a successor depositary is not appointed within 90 days; or

●	an event of default with respect to the Notes has occurred and is continuing and such beneficial owner requests that its Notes be issued in physical, certificated form.

USE OF PROCEEDS

We will not receive any cash proceeds from the issuance of the Exchange Notes pursuant to the exchange offer. In consideration for issuing the Exchange Notes as contemplated in this prospectus, we will receive in exchange a like principal amount of Restricted Notes, the terms of which are substantially identical to the Exchange Notes. The Restricted Notes surrendered in exchange for the Exchange Notes will be retired and cancelled and cannot be reissued. Accordingly, the issuance of the Exchange Notes will not result in any change in our capitalization. We have agreed to bear the expenses of the exchange offer. These expenses are estimated to be approximately $           in the aggregate, which includes fees and expenses of the exchange agent and accounting, legal, printing and related fees and expenses. No underwriter is being used in connection with the exchange offer.

FINANCIAL HIGHLIGHTS

The information in “Part I – Item 8. Consolidated Financial Statements and Supplementary Data – Notes to Consolidated Financial Statements – Note 11. Financial Highlights” of Part I, Item 8 of our 2023 Annual Report and “Part I – Item 1. Financial Statements –Notes to Consolidated Financial Statements (unaudited) – Note 10. Financial Highlights” of Part I, Item 1 of our Q2 2024 Quarterly Report is incorporated herein by reference. You should read these financial highlights in conjunction with our consolidated financial statements and notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” each incorporated by reference into this prospectus and any documents incorporated by reference in this prospectus.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The information in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part II, Item 7 of our 2023 Annual Report and Part I, Item 2 of our Q2 2024 Quarterly Report is incorporated herein by reference.

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

The information in “Quantitative and Qualitative Disclosures About Market Risk” in Part II, Item 7A of our 2023 Annual Report and Part I, Item 3 of our Q2 2024 Quarterly Report is incorporated herein by reference.

BUSINESS

The information in “Financial Statements and Supplementary Data” in Part II, Item 8 and “Business” in Part I, Item 1 of our 2023 Annual Report is incorporated herein by reference.

FINANCIAL STATEMENTS

The information in “Financial Statements and Supplementary Data” in Part II, Item 8 of our 2023 Annual Report and “Financial Statements” in Part I, Item 1 of our Q2 2024 Quarterly Report is incorporated herein by reference.

SENIOR SECURITIES

The information in Part II, Item 5 “Market for Registrant’s Common Equity, Related Shareholder Matters and Issuer Purchases of Equity Securities — Senior Securities” of our 2023 Annual Report is incorporated herein by reference. The report of KPMG LLP, our independent registered public accounting firm, on the senior securities table as of December 31, 2023 is included in our 2023 Annual Report and is incorporated by reference herein.

PORTFOLIO COMPANIES

The following table describes each of the businesses included in our portfolio and reflects data as of June 30, 2024. Percentages shown for class of investment securities held by us represent the percentage of the class owned and do not necessarily represent voting ownership. Percentages shown for equity securities, other than warrants or options, represent the actual percentage of the class of security held before dilution. Percentages shown for warrants and options held represent the percentage of the class of security we may own assuming we exercise our warrants or options before dilution.

Where we have indicated by footnote the amount of undrawn commitments to portfolio companies to fund various revolving and delayed draw senior secured and subordinated loans, such undrawn commitments are presented net of (i) standby letters of credit treated as drawn commitments because they are issued and outstanding, (ii) commitments substantially at our discretion and (iii) commitments that are unavailable due to borrowing base or other covenant restrictions.

PORTFOLIO COMPANIES

As of June 30, 2024

(dollar amounts in thousands)

Issuer	Address	Business Description	Investment	Coupon (1)	Reference	Spread	Maturity Date	% of Class Held at 6/30/2024 [2]	Fair Value
22 HoldCo Limited (5)	Fulham Road, Stamford Bridge, London SW6 1HS, United Kingdom	Media & Entertainment	Senior subordinated loan	12.96% PIK	SONIA (S)	7.50%	08/2033		16,120.3	(4)
3 Step Sports LLC (6)	300 Brickstone Square, 4th Floor, Andover, MA 01830	Media & Entertainment	First lien senior secured loan	13.34% (1.50% PIK )	SOFR (Q)	8.00%	10/2029		15,112.3
8th Avenue Food & Provisions, Inc.	1400 S Highway Drive, Fenton, MO 63026	Food & Beverage	First lien senior secured loan	9.21%	SOFR (M)	3.75%	10/2025		8,014.8
ABPCI 2019-5A	405 Colorado Street, Suite 1500, Austin, TX 78701	Investment Funds and Vehicles	Collaterized loan obligation	11.04%	SOFR (Q)	5.75%	01/2036		1,125.5	(4)
ABPCI 2024-17	405 Colorado Street, Suite 1500, Austin, TX 78701	Investment Funds and Vehicles	Collaterized loan obligation	13.35%	SOFR (Q)	8.00%	08/2036		3,016.4	(4)
Access CIG, LLC	4 1st Avenue, Peabody, MA 01960	Software & Services	First lien senior secured loan	10.33%	SOFR (Q)	5.00%	08/2028		23,678.2
Accession Risk Management Group, Inc. and RSC Insurance Brokerage, Inc. (7)	160 Federal Street, 4th Floor, Boston, MA 02110	Insurance Services	First lien senior secured loan	10.98%	SOFR (Q)	5.50%	11/2029		4,012.0
			First lien senior secured loan	11.34%	SOFR (B)	6.00%	11/2029		21.3
Acrisure, LLC	100 Ottawa Avenue SW, Grand Rapids, MI 49503	Insurance Services	First lien senior secured loan	8.59%	SOFR (Q)	3.25%	11/2030		27,968.8
			First lien senior secured loan	8.34%	SOFR (Q)	3.00%	02/2027		19,796.5
Actfy Buyer, Inc. (8)	2180 Sand Hill Road, Suite 300, Menlo Park, CA 94025	Software & Services	First lien senior secured loan	10.58%	SOFR (S)	5.25%	05/2031		29,400.0
Activate Holdings (US) Corp. and CrossPoint Capital AS SPV, LP (9)	1400-1055 Dunsmuir Street, PO Box 49211, Vancouver, BC V7X 1K8, Canada	Software & Services	First lien senior secured loan	11.58%	SOFR (Q)	6.25%	07/2030		13,839.1	(4)
			Limited partnership interests	8.00% PIK				0.02%	153.8	(4)
ADMA Biologics Inc.	465 Route 17, South Ramsey, NJ 07446	Pharmaceuticals, Biotechnology & Life Sciences	First lien senior secured revolving loan	9.08%	SOFR (Q)	3.75%	12/2027		1.0	(4)
			First lien senior secured loan	11.84%	SOFR (Q)	6.50%	12/2027		4,308.0	(4)
Agiliti Health, Inc.	6625 W 78th Street, Suite 300, Minneapolis, MN 55439	Health Care Services	First lien senior secured loan	8.30%	SOFR (Q)	3.00%	05/2030		14,556.2	(4)
AI Aqua Merger Sub, Inc.	9399 W Higgins Road, Suite 1100, Rosemont, IL 60018	Capital Goods	First lien senior secured loan	9.33%	SOFR (M)	4.00%	07/2028		25,829.2
			First lien senior secured loan	9.59%	SOFR (M)	4.25%	07/2028		7,513.2
Airx Climate Solutions, Inc. (10)	4308 Grant Boulevard, #1D, Yukon, OK 73099	Capital Goods	First lien senior secured revolving loan	11.58%	SOFR (M)	6.25%	11/2029		1,330.6
			First lien senior secured loan	11.53%	SOFR (Q)	6.25%	11/2029		23,447.0
Alcami Corporation (11)	2320 Scientific Park Drive, Wilmington, NC 28405	Pharmaceuticals, Biotechnology & Life Sciences	First lien senior secured loan	12.49%	SOFR (Q)	7.00%	12/2028		4,356.8
AlixPartners, LLP	909 3rd Avenue, New York, NY 10022	Commercial & Professional Services	First lien senior secured loan	7.96%	SOFR (M)	2.50%	02/2028		17,087.2
Allwyn Entertainment Financing (US) LLC	125 High Street, Suite 1704, Boston, MA 02110	Consumer Services	First lien senior secured loan	7.76%	SOFR (S)	2.50%	06/2031		7,750.0	(4)

Alter Domus Holdco S.a r.l.	15 Boulevard Friedrich Wilhelm Raiffeisen, Luxembourg City, 2411, Luxembourg	Financial Services	First lien senior secured loan	9.26%	SOFR (S)	4.00%	05/2031		4,012.5	(4)
Alterra Mountain Company	3501 Wazee Street, Denver, CO 80216	Consumer Services	First lien senior secured loan	9.01%	SOFR (S)	3.75%	05/2030		1,426.2
			First lien senior secured loan	8.59%	SOFR (M)	3.25%	08/2028		2,312.6
			First lien senior secured loan	8.84%	SOFR (M)	3.50%	05/2030		7,902.1
Altium Packaging LLC	2500 Windy Ridge Parkway SE, Suite 1400, Atlanta, GA 30339	Materials	First lien senior secured loan	7.84%	SOFR (M)	2.50%	06/2031		3,740.6
AMCP Clean Acquisition Company, LLC	18 N New Jersey Avenue, Atlantic City, NJ 08401	Commercial & Professional Services	First lien senior secured loan	10.35%	SOFR (S)	5.00%	06/2028		5,379.8
Amerivet Partners Management, Inc. and AVE Holdings LP (12)	8610 N New Braunfels Ave, San Antonio, TX 78217	Health Care Services	Subordinated loan	16.50% PIK			12/2030		32,425.1
			Class A units					0.14%	1,581.1
			Class C units					10.28%	779.4
Amethyst Radiotherapy Group B.V. (13)	Soseaua Odai 42, Otopeni, 075100, Romania	Health Care Services	First lien senior secured loan	8.90%	Euribor (M)	5.25%	04/2031		2,142.4	(4)
Ankura Consulting Group, LLC	485 Lexington Avenue, 10th Floor, New York, NY 10017	Commercial & Professional Services	First lien senior secured loan	9.26%	SOFR (S)	4.00%	03/2028		3,772.7
Apex Service Partners, LLC and Apex Service Partners Holdings, LLC (14)	201 E Kennedy Boulevard, Suite 1600, Tampa, FL 33602	Consumer Services	First lien senior secured revolving loan	11.83%	SOFR (Q)	6.50%	10/2029		911.0
			First lien senior secured loan	12.33% (2.00% PIK )	SOFR (Q)	7.00%	10/2030		31,326.5
			Series B common units					0.04%	1,564.3
Applied Systems, Inc.	200 Applied Parkway, University Park, IL 60484	Software & Services	First lien senior secured loan	8.83%	SOFR (Q)	3.50%	02/2031		13,115.6
AppLovin Corporation	1100 Page Mill Road, Palo Alto, CA 94304	Software & Services	First lien senior secured loan	7.84%	SOFR (M)	2.50%	08/2030		5,588.0	(4)
Aptean, Inc. and Aptean Acquiror Inc. (15)	4325 Alexander Drive, Suite 100, Alpharetta, GA 30022	Software & Services	First lien senior secured loan	10.59%	SOFR (M)	5.25%	01/2031		34,578.1
ARC Falcon I Inc.	1150 Sanctuary Parkway, Alpharetta, GA 30009	Capital Goods	First lien senior secured loan	8.94%	SOFR (M)	3.50%	09/2028		5,960.1
Artera Services, LLC	3100 Interstate North Circle SE, Suite 300, Atlanta, GA 30339	Capital Goods	First lien senior secured loan	9.83%	SOFR (Q)	4.50%	02/2031		16,032.3
Artifact Bidco, Inc. (16)	108 Lakeland Avenue, Dover, DE 19901	Software & Services	First lien senior secured revolving loan				05/2030		-
			First lien senior secured loan				05/2031		-
Artivion, Inc. (17)	1655 Roberts Boulevard NW, Kennesaw, GA 30144	Health Care Services	First lien senior secured revolving loan	9.33%	SOFR (Q)	4.00%	01/2030		1,983.0	(4)
			First lien senior secured loan	11.83%	SOFR (Q)	6.50%	01/2030		26,884.3	(4)
AssetMark Financial Holdings, Inc.	1655 Grant Street, 10th Floor, Concord, CA 94520	Financial Services	First lien senior secured loan	8.51%	SOFR (S)	3.25%	06/2031		30,000.0
AssuredPartners, Inc.	450 S Orange Avenue, 4th Floor, Orlando, FL 32801	Insurance Services	First lien senior secured loan	8.84%	SOFR (M)	3.50%	02/2031		12,061.1
Asurion, LLC	648 Grassmere Park, Suite 300, Nashville, TN 37211	Insurance Services	First lien senior secured loan	8.71%	SOFR (M)	3.25%	12/2026		12,021.2
			First lien senior secured loan	8.71%	SOFR (M)	3.25%	07/2027		3,235.4
athenahealth Group Inc.	311 Arsenal Street, Watertown, MA 02472	Health Care Services	First lien senior secured loan	8.59%	SOFR (M)	3.25%	02/2029		33,171.3

ATRM 15	11 Madison Avenue, New York, NY 10010	Investment Funds and Vehicles	Collaterized loan obligation	11.85%	SOFR (Q)	6.50%	07/2037		1,909.5	(4)
AUDAX 2024-9	320 Park Avenue, 19th Floor, New York, NY 10022	Investment Funds and Vehicles	Collaterized loan obligation	10.50%	SOFR (Q)	5.20%	04/2036		2,034.4	(4)
Avalign Holdings, Inc. and Avalign Technologies, Inc. (18)	2275 Half Day Road, Bannockburn, IL 60015	Health Care Services	First lien senior secured loan	12.60% (3.63% PIK )	SOFR (Q)	7.25%	12/2028		25,963.4
AVSC Holding Corp.	5100 N River Road, Suite 300, Schiller Park, IL 60176	Media & Entertainment	First lien senior secured loan	8.94% (0.25% PIK )	SOFR (M)	3.50%	03/2025		14,678.6
			First lien senior secured loan	10.94% (1.00% PIK )	SOFR (M)	5.50%	10/2026		8,714.6
B&G Foods Inc	4 Gatehall Drive, Suite 110, Parsipanny, NJ 07054	Food & Beverage	First lien senior secured loan	8.76%	SOFR (S)	3.50%	10/2029		6,682.5	(4)
BALLY 2023-24	88 Black Falcon Avenue, Suite 167 V13F, Boston, MA 02210	Investment Funds and Vehicles	Collaterized loan obligation	10.38%	SOFR (Q)	5.05%	07/2036		1,539.1	(4)
BALLY 2024-26	88 Black Falcon Avenue, Suite 167 V13F, Boston, MA 02210	Investment Funds and Vehicles	Collaterized loan obligation	11.43%	SOFR (Q)	6.10%	07/2037		1,507.3	(4)
Bamboo US BidCo LLC (19)	1 Baxter Parkway, Deerfield, IL 60015	Pharmaceuticals, Biotechnology & Life Sciences	First lien senior secured revolving loan				10/2029		-
			First lien senior secured loan	12.08% (3.38% PIK )	SOFR (Q)	6.75%	09/2030		13,112.1
			First lien senior secured loan	10.62% (3.38% PIK )	Euribor (Q)	6.75%	09/2030		8,485.4
BANGL, LLC	200 East Hardin Street, Findlay, OH 45840	Energy	First lien senior secured loan	9.80%	SOFR (Q)	4.50%	02/2029		4,025.0
BCC 2020-1	John Hancock Tower, 200 Clarendon Street, Boston, MA 02116	Investment Funds and Vehicles	Collaterized loan obligation	12.47%	SOFR (Q)	7.15%	04/2033		1,762.2	(4)
BCC 2023-3	John Hancock Tower, 200 Clarendon Street, Boston, MA 02116	Investment Funds and Vehicles	Collaterized loan obligation	10.57%	SOFR (Q)	5.25%	07/2036		1,554.2	(4)
BCPE Empire Holdings, Inc.	255 Route 1 and 9, Jersey City, NJ 07306	Capital Goods	First lien senior secured loan	9.34%	SOFR (M)	4.00%	12/2028		8,973.0
BCTO Ignition Purchaser, Inc.	71 S Wacker Drive, Suite 400, Chicago, IL 60606	Software & Services	First lien senior secured loan	14.33% PIK	SOFR (Q)	9.00%	10/2030		16,966.6	(4)
Belfor Holdings, Inc.	185 Oakland Avenue, Suite 300, Birmingham, MI 48009	Consumer Services	First lien senior secured loan	9.09%	SOFR (M)	3.75%	11/2030		15,472.1
BEP Intermediate Holdco, LLC	307 Waverley Oaks Road, Suite 401, Waltham, MA 02452	Software & Services	First lien senior secured loan	9.09%	SOFR (M)	3.75%	04/2031		10,210.5
BGI Purchaser, Inc. (20)	801 State Street, Bowling Green, KY 42101	Consumer Staples Distribution & Retail	First lien senior secured revolving loan	9.35%	SOFR (Q)	4.00%	05/2030		11,241.1
			First lien senior secured loan	10.35%	SOFR (Q)	5.00%	06/2031		33,923.9
BGIF IV Fearless Utility Services, Inc. (21)	1688 W Hibiscus Boulevard, Melbourne, FL 32901	Capital Goods	First lien senior secured loan	10.33%	SOFR (M)	5.00%	06/2031		41,888.2
Bleriot US Bidco Inc.	Cleeve Business Park, Bishops Cleeve, Cheltenham GL52 8TW, United Kingdom	Financial Services	First lien senior secured loan	8.58%	SOFR (Q)	3.25%	10/2030		7,400.1
Bobcat Purchaser, LLC and Bobcat Topco, L.P. (22)	2074 Summit Lake Drive, Tallahassee, FL 32317	Software & Services	First lien senior secured loan	10.09%	SOFR (Q)	4.75%	06/2030		13,303.7
			Class A-1 units					0.04%	119.0
Boxer Parent Company Inc.	2103 Citywest Boulevard, Houston, TX 77042	Software & Services	First lien senior secured loan	9.34%	SOFR (M)	4.00%	12/2028		9,368.6	(4)
BR PJK Produce, LLC (23)	3310 75th Avenue, Landover, MD 20785	Consumer Staples Distribution & Retail	First lien senior secured loan	11.46%	SOFR (Q)	6.00%	11/2027		1,250.5
Bracket Intermediate Holding Corp.	785 Arbor Way, Blue Bell, PA 19422	Health Care Services	First lien senior secured loan	10.43%	SOFR (Q)	5.00%	05/2028		16,406.5
BradyPlus Holdings, LLC (24)	7055 S Lindell Road, Las Vegas, NV 89118	Retailing and Distribution	First lien senior secured loan	11.33%	SOFR (Q)	6.00%	10/2029		31,140.6

Broadcast Music, Inc. (25)	7 World Trade Center, 250 Greenwich Street, New York, NY 10007	Media & Entertainment	First lien senior secured loan	11.07%	SOFR (Q)	5.75%	02/2030		29,615.4
Broadstreet Partners, Inc.	580 N 4th Street, Suite 560 , Columbus, OH 43215	Insurance Services	First lien senior secured loan	8.58%	SOFR (S)	3.25%	06/2031		26,382.5
BROOKP 2024-1	345 Park Avenue, New York, NY 10154	Investment Funds and Vehicles	Collaterized loan obligation	11.79%	SOFR (Q)	6.50%	04/2037		1,005.0	(4)
Brown Group Holding, LLC	345 Park Avenue, New York, NY 10154	Capital Goods	First lien senior secured loan	8.19%	SOFR (M)	2.75%	06/2028		6,672.8
			First lien senior secured loan	8.34%	SOFR (Q)	3.00%	07/2029		9,350.3
BSP 2024-34	9 W 57th Street, New York, NY 10019	Investment Funds and Vehicles	Collaterized loan obligation	12.03%	SOFR (Q)	6.70%	07/2037		1,264.5	(4)
BSP 2024-35	9 W 57th Street, New York, NY 10019	Investment Funds and Vehicles	Collaterized loan obligation	11.43%	SOFR (Q)	6.10%	04/2037		1,240.1	(4)
BTCP 2023-1	850 Library Avenue, Suite 204, Newark, DE 19711	Investment Funds and Vehicles	Collaterized loan obligation	11.20%	SOFR (M)	6.50%	09/2030		6,100.0	(4)
Bulldog Purchaser Inc.	1 Lombard Street, San Francisco, CA 94111	Consumer Services	First lien senior secured loan	9.76%	SOFR (S)	4.50%	06/2031		6,875.7
Burgess Point Purchaser Corporation	29627 Renaissance Boulevard, Daphne, AL 36526	Capital Goods	First lien senior secured loan	10.69%	SOFR (M)	5.25%	07/2029		67,798.7
Caesars Entertainment Inc	1 Caesars Palace Drive, Las Vegas, NV 89109	Consumer Services	First lien senior secured loan	8.10%	SOFR (Q)	2.75%	02/2030		8,073.9	(4)
			First lien senior secured loan	8.10%	SOFR (Q)	2.75%	02/2031		6,975.9	(4)
Cambrex Corporation	1 Meadowlands Plaza, East Rutherford, NJ 07073	Pharmaceuticals, Biotechnology & Life Sciences	First lien senior secured loan	8.94%	SOFR (M)	3.50%	12/2026		15,601.9
Cast & Crew LLC	2300 Empire Avenue, 5th Floor, Burbank, CA 91504	Software & Services	First lien senior secured loan	9.09%	SOFR (M)	3.75%	12/2028		7,081.2
Catalent Pharma Solutions, Inc.	14 Schoolhouse Road, Somerset, NJ 08873	Pharmaceuticals, Biotechnology & Life Sciences	First lien senior secured loan	8.34%	SOFR (M)	3.00%	02/2028		8,000.0	(4)
CCC Intelligent Solutions Inc.	222 Merchandise Mart Plaza, Suite 900, Chicago, IL 60654	Software & Services	First lien senior secured loan	7.71%	SOFR (M)	2.25%	09/2028		6,973.2	(4)
Celestica Inc.	5140 Yonge Street, Suite 1900, Toronto, Ontario M2N 6L7, Canada	Technology Hardware & Equipment	First lien senior secured loan	7.10%	SOFR (M)	1.75%	06/2031		3,655.4	(4)
Centralsquare Technologies, LLC and Supermoose Newco, Inc. (26)	1000 Business Center Drive, Lake Mary, FL 32746	Software & Services	First lien senior secured loan	11.83% (3.00% PIK )	SOFR (M)	6.50%	04/2030		37,206.0
			Series A preferred stock	15.00% PIK				6.90%	22,758.6
CFC Funding LLC	21300 Coach Gibbs Drive, Ashburn, VA 20147	Media & Entertainment	Loan instrument units	9.75% PIK				3.53%	5,558.4	(4)
CGMS 2023-1	One Vanderbilt Avenue, New York, NY 10017	Investment Funds and Vehicles	Collaterized loan obligation	10.42%	SOFR (Q)	5.10%	07/2035		1,280.6	(4)
CGMS 2023-2	One Vanderbilt Avenue, New York, NY 10017	Investment Funds and Vehicles	Collaterized loan obligation	10.32%	SOFR (Q)	5.00%	07/2036		2,048.8	(4)
CGMS 2024-2	One Vanderbilt Avenue, New York, NY 10017	Investment Funds and Vehicles	Collaterized loan obligation	12.17%	SOFR (Q)	6.85%	04/2037		1,509.5	(4)
CGMS 2024-3	One Vanderbilt Avenue, New York, NY 10017	Investment Funds and Vehicles	Collaterized loan obligation	11.70%	SOFR (Q)	6.40%	07/2036		2,613.9	(4)
Chart Industries, Inc.	3055 Torrington Drive, Ball Ground, GA 30107	Capital Goods	First lien senior secured loan	8.68%	SOFR (M)	3.25%	03/2030		13,310.6	(4)
			First lien senior secured loan	7.76%	SOFR (S)	2.50%	03/2030		1,288.4	(4)
Charter Next Generation, Inc.	1264 E High Street, Milton, WI 53563	Materials	First lien senior secured loan	8.84%	SOFR (M)	3.50%	12/2027		15,910.4
Chillaton Bidco Limited (27)	45 Mortimer Street, 3rd Floor, London, W1W 8HJ, United Kingdom	Capital Goods	First lien senior secured loan	11.70%	SONIA (S)	6.50%	05/2031		3,767.8	(4)
Chobani, LLC	147 State Highway 320, Norwich, NY 13815	Food & Beverage	First lien senior secured loan	8.71%	SOFR (M)	3.25%	10/2027		6,729.6
			First lien senior secured loan	9.08%	SOFR (M)	3.75%	10/2027		6,491.8

CIFC 2021-1	875 3rd Avenue, New York, NY 10022	Investment Funds and Vehicles	Collaterized loan obligation	11.34%	SOFR (Q)	6.00%	07/2037		1,829.1	(4)
CIFC 2022-5	875 3rd Avenue, New York, NY 10022	Investment Funds and Vehicles	Collaterized loan obligation	9.23%	SOFR (Q)	3.90%	01/2037		6,090.4	(4)
CIFC 2024-2	875 3rd Avenue, New York, NY 10022	Investment Funds and Vehicles	Collaterized loan obligation	11.73%	SOFR (Q)	6.40%	04/2037		2,032.2	(4)
Citco Funding LLC	89 Nexus Way, 2nd Floor Camana Bay P.O. Box 31105 , Grand Cayman KY1-1205, Cayman Islands	Financial Services	First lien senior secured loan	8.10%	SOFR (B)	2.75%	04/2028		7,960.0
City Football Group Limited	Etihad Campus, 400 Ashton New Road, Manchester, Greater Manchester M11 4TQ, United Kingdom	Media & Entertainment	First lien senior secured loan	8.44%	SOFR (Q)	3.00%	07/2028		3,983.8	(4)
City Line Distributors LLC and City Line Investments LLC (28)	20 Industry Drive Ext, West Haven, CT 06516	Consumer Staples Distribution & Retail	First lien senior secured loan	11.45%	SOFR (M)	6.00%	08/2028		2,781.1
			Class A units	8.00% PIK				0.10%	135.2
Clarios Global LP	Florist Tower, 5757 North Green Bay Avenue, Milwaukee, WI 53201	Capital Goods	First lien senior secured loan	8.34%	SOFR (M)	3.00%	05/2030		7,742.8
			First lien senior secured loan	8.01%	SOFR (S)	2.75%	06/2030		410.4
Cliffwater LLC (29)	4640 Admiralty Way, 11th Floor, Marina del Rey, CA 90292	Financial Services	First lien senior secured loan	10.84%	SOFR (M)	5.50%	10/2030		11,029.4	(4)
Cloud Software Group, Inc. and Picard Parent, Inc.	851 W Cypress Creek Road, Fort Lauderdale, FL 33309	Software & Services	First lien senior secured loan	9.83%	SOFR (Q)	4.50%	03/2031		15,030.5
			First lien senior secured loan	9.33%	SOFR (B)	4.00%	03/2029		49,581.5
			Corporate bond	8.25%			06/2032		101.9
			Second lien senior secured notes	9.00%			09/2029		97.0
ClubCorp Holdings, Inc.	3030 LBJ Freeway, Suite 600, Dallas, TX 75234	Consumer Services	First lien senior secured loan	10.60%	SOFR (Q)	5.00%	09/2026		7,814.9
CNT Holdings I Corp	261 W Data Drive, Draper, UT 84020	Retailing and Distribution	First lien senior secured loan	8.83%	SOFR (Q)	3.50%	11/2027		19,625.8
Collision SP Subco, LLC (30)	2300 Briggs Road, Columbus, OH 43223	Automobiles & Components	First lien senior secured revolving loan	10.83%	SOFR (Q)	5.50%	01/2030		45.7
			First lien senior secured loan	10.83%	SOFR (Q)	5.50%	01/2030		3,640.1
Concentra Health Services, Inc.	5080 Spectrum Drive, Suite 1200 West, Addison, TX 75001	Health Care Services	First lien senior secured loan	7.76%	SOFR (S)	2.50%	06/2031		2,546.4	(4)
Confluent Medical Technologies, Inc.	47533 Westinghouse Drive, Fremont, CA 94539	Health Care Services	First lien senior secured loan	9.08%	SOFR (Q)	3.75%	02/2029		7,054.3
Conservice Midco, LLC	750 S Gateway Drive, River Heights, UT 84321	Software & Services	First lien senior secured loan	9.34%	SOFR (M)	4.00%	05/2027		27,466.4
Constellation Wealth Capital Fund, L.P. (31)	609 W Randolph Street, Chicago, IL 60661	Investment Funds and Vehicles	Limited partner interests					36.93%	1,935.7	(4)
Corient Holdings, Inc.	2 S Biscayne Boulevard, Suite 3200, Miami, FL 33131	Financial Services	Series A preferred stock					1.50%	17,633.9
Corporation Service Company	2711 Centerville Road, Suite 400, Wilmington, DE 19808	Commercial & Professional Services	First lien senior secured loan	8.09%	SOFR (M)	2.75%	11/2029		6,061.7
Cotiviti Holdings, Inc.	One Glenlake Parkway, Suite 1400, Atlanta, GA 30328	Technology Hardware & Equipment	First lien senior secured loan	7.63%			05/2031		4,970.9
Coupa Holdings, LLC and Coupa Software Incorporated (32)	1855 S Grant Street, San Mateo, CA 94402	Software & Services	First lien senior secured loan	10.83%	SOFR (Q)	5.50%	02/2030		4,590.2
CP Atlas Buyer Inc	1521 N Cooper Street, Suite 500, Arlington, TX 76011	Capital Goods	First lien senior secured loan	9.19%	SOFR (M)	3.75%	11/2027		7,027.8
CPI Holdco B, LLC	5454 W 110th Street, Overland Park, KS 66211	Financial Services	First lien senior secured loan	7.34%	SOFR (M)	2.00%	05/2031		8,963.6	(4)

CPIG Holdco Inc. (33)	970 Campus Drive, Mundelein, IL 60060	Capital Goods	First lien senior secured revolving loan	10.15%	SOFR (Q)	4.75%	04/2028		0.5
			First lien senior secured loan	12.43%	SOFR (Q)	7.00%	04/2028		14,887.5
CPTPK 2024-1	345 Park Avenue, New York, NY 10154	Investment Funds and Vehicles	Collaterized loan obligation	11.33%	SOFR (Q)	6.00%	07/2037		1,409.2	(4)
CQP Holdco L.P.	345 Park Avenue, New York, NY 10154	Power Generation	First lien senior secured loan	7.51%	SOFR (S)	2.25%	12/2030		2,370.3	(4)
Creative Artists Agency, LLC	2000 Avenue of the Stars, Los Angeles, CA 90067	Media & Entertainment	First lien senior secured loan	8.59%	SOFR (M)	3.25%	11/2028		14,091.8
Cross Financial Corp.	491 Main Street, Bangor, ME 04401	Insurance Services	First lien senior secured loan	8.84%	SOFR (M)	3.50%	09/2027		5,116.7
Crown Subsea Communications Holding, Inc.	251 Little Falls Drive, Wilmington, DE 19808	Capital Goods	First lien senior secured loan	10.08%	SOFR (S)	4.75%	01/2031		2,529.5
Cube Industrials Buyer, Inc. and Cube A&D Buyer Inc. (34)	30 Corporate Drive, Suite 200, Burlington, MA 01803	Capital Goods	First lien senior secured loan	11.33%	SOFR (Q)	6.00%	10/2030		22,357.8
Curia Global, INC.	26 Corporate Circle, AlbaNew York, NY 12203	Pharmaceuticals, Biotechnology & Life Sciences	First lien senior secured loan	9.18%	SOFR (Q)	3.75%	08/2026		13,275.2
Curium BidCo S.a r.l.	111 West Port Plaza , St. Louis, MO 63146	Pharmaceuticals, Biotechnology & Life Sciences	First lien senior secured loan	9.33%	SOFR (S)	4.00%	07/2029		8,906.6	(4)
CWC Fund I Co-Invest (ALTI) LP	609 W Randolph Street, Chicago, IL 60661	Investment Funds and Vehicles	Limited partnership interests					0.59%	6,653.0	(4)
Delta Topco, Inc.	2390 Mission College Boulevard, Suite 501, Santa Clara, CA 95054	Financial Services	First lien senior secured loan	8.85%	SOFR (Q)	3.50%	11/2029		22,079.2
Demakes Borrower, LLC (35)	37 Waterhill Street, Lynn, MA 01905	Food & Beverage	First lien senior secured loan	11.55%	SOFR (Q)	6.25%	12/2029		11,648.8
Derby Buyer LLC	200 Powder Mill Road, Delrin Building 308, Wilmington, DE 19803	Materials	First lien senior secured loan	8.83%	SOFR (M)	3.50%	11/2030		8,458.1
Diligent Corporation (36)	1385 Broadway, 19th Floor, New York, NY 10018	Software & Services	First lien senior secured revolving loan				08/2030		-
			First lien senior secured loan	10.34%	SOFR (M)	5.00%	08/2030		20,831.1
DOXA Insurance Holdings LLC and Rocket Co-Invest, SLP (37)	101 E Washington Boulevard, Fort Wayne, IN 46802	Insurance Services	First lien senior secured loan	10.84%	SOFR (Q)	5.50%	12/2030		36,421.4	(4)
			Limited partnership interests					0.57%	4,454.0	(4)
DS Admiral Bidco, LLC	235 E Palmer Street, Franklin, NC 28734	Software & Services	First lien senior secured loan	9.51%	SOFR (S)	4.25%	06/2031		2,475.0
Dun & Bradstreet Corporation	103 JFK Parkway, Short Hills, NJ 07078	Commercial & Professional Services	First lien senior secured loan	8.10%	SOFR (M)	2.75%	01/2029		15,691.0	(4)
Duraserv LLC (38)	11111 Santa Monica Boulevard, Suite 2000, Los Angeles, CA 90025	Commercial & Professional Services	First lien senior secured loan	10.08%	SOFR (M)	4.75%	06/2031		22,450.0
Dynasty Acquisition Co., Inc.	6710 N Scottsdale Road, Suite 250, Scottsdale, AZ 85253	Capital Goods	First lien senior secured loan	8.84%	SOFR (M)	3.50%	08/2028		22,721.9
Eagle Parent Corp.	2250 Pilot Knob Road, Suite 100, Mendota Heights, MN 55120	Commercial & Professional Services	First lien senior secured loan	9.58%	SOFR (Q)	4.25%	04/2029		8,967.3
Echo Purchaser, Inc. (39)	2325 Dulles Corner Boulevard, Herndon, VA 20171	Software & Services	First lien senior secured loan	10.84%	SOFR (M)	5.50%	11/2029		26,118.8
Edmunds Govtech, Inc. (40)	301 Tilton Road, Northfield, NJ 08225	Software & Services	First lien senior secured revolving loan	9.33%	SOFR (Q)	4.00%	02/2030		295.4
			First lien senior secured loan	10.83%	SOFR (Q)	5.50%	02/2031		3,075.8
EFS Cogen Holdings I LLC	2581 Brunswick Avenue, Linden, NJ 07036	Power Generation	First lien senior secured loan	9.10%	SOFR (Q)	3.50%	10/2027		4,460.3

Electron Bidco Inc.	4001 Kennett Pike, Suite 302, Wilmington, DE 19807	Health Care Services	First lien senior secured loan	8.46%	SOFR (M)	3.00%	11/2028	10,418.2
ELM27 2024-3	575 5th Avenue, 34th Floor, New York, NY 10017	Investment Funds and Vehicles	Collaterized loan obligation	11.58%	SOFR (Q)	6.25%	04/2037	2,029.7	(4)
ELMW1 2019-1	575 5th Avenue, 34th Floor, New York, NY 10017	Investment Funds and Vehicles	Collaterized loan obligation	9.06%	SOFR (Q)	3.75%	04/2037	6,115.3	(4)
Emerald Debt Merger Sub LLC	8100 W Florissant Avenue, St. Louis, MO 63136	Technology Hardware & Equipment	First lien senior secured loan	7.84%	SOFR (M)	2.50%	05/2030	19,363.6
			First lien senior secured loan	8.01%	SOFR (S)	2.75%	06/2031	13,528.1
Empower Payments Investor, LLC (41)	1131 4th Avenue S, Nashville, TN 37210	Health Care Services	First lien senior secured loan	10.48%	SOFR (S)	5.25%	03/2031	12,079.1
Ensemble RCM, LLC	11511 Reed Hartman Highway, Cincinnati, OH 45241	Health Care Services	First lien senior secured loan	8.33%	SOFR (Q)	3.00%	08/2029	27,298.3
Ensono, Inc.	3333 Finley Road, Downers Grove, IL 60515	Software & Services	First lien senior secured loan	9.46%	SOFR (M)	4.00%	05/2028	8,004.0
Envisage Management Ltd (42)	Devonshire House Office 129, Wade Road, Basingstoke, RG24 8PE, United Kingdom	Health Care Services	First lien senior secured loan	12.74%	SONIA (Q)	7.50%	02/2031	4,461.0	(4)
Epicor Software Corporation (43)	804 Las Cimas Parkway, Austin, TX 78746	Software & Services	First lien senior secured loan	8.59%	SOFR (M)	3.25%	05/2031	19,348.4
Equinox Holdings, Inc.	31 Hudson Yards, New York, NY 10001	Consumer Services	First lien senior secured loan	13.58% (4.13% PIK )	SOFR (Q)	8.25%	03/2029	41,132.6
			Second lien senior secured loan	16.00% PIK			06/2027	3,406.8
eResearch Technology, Inc.	1818 Market Street, Philadelphia, PA 19103	Software & Services	First lien senior secured loan	9.34%	SOFR (M)	4.00%	02/2027	35,999.2
			Second lien senior secured loan	13.44%	SOFR (M)	8.00%	02/2028	8,904.5
Eternal Aus Bidco Pty Ltd (44)	40 Mount Street, Level 5, North Sydney NSW 2060, Australia	Consumer Services	First lien senior secured loan	10.64%	BBSY (Q)	6.25%	11/2029	6,565.3	(4)
Excel Fitness Consolidator LLC (45)	1901 W Braker Lane, Austin, TX 78758	Consumer Services	First lien senior secured loan	10.83%	SOFR (Q)	5.50%	04/2029	9,300.0
Excelitas Technologies Corp. (46)	200 West Street, Waltham, MA 02451	Technology Hardware & Equipment	First lien senior secured loan	10.58%	SOFR (B)	5.25%	08/2029	32,500.0
FCG Acquisitions, Inc.	3915 Shopton Road, Charlotte, NC 28217	Capital Goods	First lien senior secured loan	8.91%	SOFR (Q)	3.75%	03/2028	5,234.6
Fertitta Entertainment, LLC	1510 W Loop S, Houston, TX 77027	Consumer Services	First lien senior secured loan	9.08%	SOFR (M)	3.75%	01/2029	21,195.8
Fever Labs, Inc. (47)	76 Greene Street, New York, NY 10012	Media & Entertainment	First lien senior secured loan	11.00%			11/2028	20,213.1
Financiere Mendel	7 rue Vignon, Paris, 75008, France	Health Care Services	First lien senior secured loan	8.57%	SOFR (Q)	3.25%	11/2030	8,001.9	(4)
Finastra USA, Inc., DH Corporation/Societe DH, and Finastra Europe S.A R.L. (48)	4 Kingdom Street, London W2 6BD, United Kingdom	Software & Services	First lien senior secured loan	12.46%	SOFR (Q)	7.25%	09/2029	22,593.8	(4)
Flexera Software LLC	300 Park Boulevard, Suite 400, Itasca, IL 60143	Software & Services	First lien senior secured loan	8.83%	SOFR (Q)	3.50%	03/2028	12,810.8
Flexsys Holdings, Inc.	260 Springside Drive, Akron, OH 44333	Materials	First lien senior secured loan	10.85%	SOFR (Q)	5.25%	11/2028	5,809.4
Flint OpCo, LLC (49)	4550 Main Street, Suite 220, Kansas City, MO 64111	Consumer Services	First lien senior secured loan	10.59%	SOFR (Q)	5.25%	08/2030	9,949.8
			First lien senior secured loan	10.10%	SOFR (M)	4.75%	08/2030	164.7
FlyWheel Acquireco, Inc. (50)	6600 Kalanianaole Highway, Suite 200, Honolulu, HI 96825	Commercial & Professional Services	First lien senior secured revolving loan	11.84%	SOFR (M)	6.50%	05/2028	1,071.4
			First lien senior secured loan	11.84%	SOFR (M)	6.50%	05/2030	13,292.4

Focus Financial Partners, LLC	875 3rd Avenue, 28th Floor, New York, NY 10022	Financial Services	First lien senior secured loan	8.09%	SOFR (M)	2.75%	06/2028		11,961.8
Fortress Intermediate 3, Inc.	1 Pennsylvania Plaza, Suite 2501, New York, NY 10119	Software & Services	First lien senior secured loan	9.10%	SOFR (M)	3.75%	06/2031		8,000.0
Gainwell Acquisition Corp.	9 W 57th Street, 32nd Floor, New York, NY 10019	Software & Services	First lien senior secured loan	9.43%	SOFR (Q)	4.00%	10/2027		14,347.9
Gates Global LLC	1144 15th Street, Denver, CO 80202	Capital Goods	First lien senior secured loan	7.59%	SOFR (M)	2.25%	06/2031		859.9	(4)
GC Waves Holdings, Inc. (51)	1200 17th Street, Denver, CO 80202	Financial Services	First lien senior secured loan	10.69%	SOFR (M)	5.25%	08/2029		806.7	(4)
			First lien senior secured loan	11.41%	SOFR (M)	6.00%	08/2029		4,519.8	(4)
GCBSL 2022-60	150 S Wacker Drive, Suite 800, Chicago, IL 60606	Investment Funds and Vehicles	Collaterized loan obligation	11.33%	SOFR (Q)	6.00%	10/2034		2,386.7	(4)
Gems Menasa (Cayman) Limited	Gems Education Building, Sheikh Zayed Road, PO Box 8607, Dubai, United Arab Emirates	Consumer Services	First lien senior secured loan	10.21%	SOFR (M)	4.75%	07/2026		11,818.4	(4)
Genesee & Wyoming Inc.	20 West Avenue, Darien, CN 06820	Transportation	First lien senior secured loan	7.33%	SOFR (Q)	2.00%	04/2031		3,495.2
Genesys Cloud Services Holdings I, LLC	1302 El Camino Real, Suite 300, Menlo Park, CA 94025	Software & Services	First lien senior secured loan	9.21%	SOFR (M)	3.75%	12/2027		10,037.3
Gentiva Health Services, Inc.	3 Huntington Quadrangle, Suite 200S, Melville, NY 11747	Health Care Services	First lien senior secured loan	10.58%	SOFR (M)	5.25%	02/2028		5,798.0
Gestion ABS Bidco Inc. / ABS Bidco Holdings Inc. (52)	1155 Boulevard René-Lévesque O, Suite 4100, Montréal, QC H3B 3V2, Canada	Insurance Services	First lien senior secured loan	10.27%	CORRA (Q)	5.25%	03/2031		13,151.2	(4)
GFL Environmental Inc.	100 New Park Place, Suite 500, Vaughan, Ontario L4K 0H9, Canada	Commercial & Professional Services	First lien senior secured loan	7.84%	SOFR (S)	2.50%	06/2031		9,445.0	(4)
GIP Pilot Acquisition Partners, L.P.	1345 Avenue of the Americas, 30th Floor, New York, NY 10105	Financial Services	First lien senior secured loan	7.83%	SOFR (S)	2.50%	10/2030		4,339.1
GNRT 2024-15	225 Liberty Street, Suite 4210, New York, NY 10281	Investment Funds and Vehicles	Collaterized loan obligation	12.02%	SOFR (Q)	6.70%	07/2037		2,022.2	(4)
GOCAP 2024-71	200 Park Avenue, 25th Floor, New York, NY 10166	Investment Funds and Vehicles	Collaterized loan obligation	10.42%	SOFR (Q)	5.10%	02/2037		4,589.0	(4)
Grant Thornton Advisors LLC	171 N Clark Street, Suite 200, Chicago, IL 60601	Financial Services	First lien senior secured loan	8.60%	SOFR (S)	3.25%	06/2031		4,221.7
Greeneden U.S. Holdings I, LLC	251 Little Falls Drive, Wilmington, DE 19808	Software & Services	First lien senior secured loan	8.84%	SOFR (M)	3.50%	12/2027		8,052.7
Grifols Worldwide Operations USA, Inc.	13111 Temple Avenue, City Of Industry, CA 91746	Pharmaceuticals, Biotechnology & Life Sciences	First lien senior secured loan	7.44%	SOFR (M)	2.00%	11/2027		5,373.6	(4)
GroundWorks, LLC (53)	1741 Corporate Landing Parkway, Virginia Beach, VA 23454	Consumer Services	First lien senior secured loan	8.83%	SOFR (M)	3.50%	03/2031		12,543.2
GS SEER Group Borrower LLC and GS SEER Group Holdings LLC (54)	160 NW Gilman Boulevard, Issaquah, WA 98027	Consumer Services	First lien senior secured loan	12.08%	SOFR (Q)	6.75%	04/2030		11,464.7
			Class A common units					0.01%	82.9
GTCR F Buyer Corp. and GTCR (D) Investors LP (55)	55 Walls Drive, Fairfield, CT 06824	Financial Services	First lien senior secured loan	11.08%	SOFR (Q)	5.75%	09/2030		11,462.5
			Limited partnership interests					0.04%	84.0
GTCR W Merger Sub LLC	8500 Governors Hill Drive, Cincinnati, OH 45249	Financial Services	First lien senior secured loan	8.33%	SOFR (Q)	3.00%	01/2031		23,896.7
Guidepoint Security Holdings, LLC (56)	2201 Cooperative Way, Suite 225, Herndon, VA 20171	Software & Services	First lien senior secured loan	11.33%	SOFR (Q)	6.00%	10/2029		6,100.8
Gulfside Supply Inc.	2900 East 7th Avenue, Suite 100, Tampa, FL 33605	Capital Goods	First lien senior secured loan	8.33%	SOFR (S)	3.00%	05/2031		6,370.4
Hakken Midco B.V. (57)	Robijnstraat 76, 1812 RB Alkmaar, Netherlands	Software & Services	First lien senior secured loan	10.86%	Euribor (Q)	7.00%	07/2030		4,736.5	(4)
Hamilton Projects Acquiror, LLC	1209 Orange Street, Wilmington, DE 19801	Energy	First lien senior secured loan	9.09%	SOFR (M)	3.75%	05/2031		5,026.8

Harbor Freight Tools USA, Inc.	26541 Agoura Road, Calabasas, CA 91302	Retailing and Distribution	First lien senior secured loan	7.84%	SOFR (S)	2.50%	06/2031		6,341.8
Harbourvest Global Private Equity Limited (58)	St Julian's Avenue, St. Peter Port, Guernsey GY1 1WA, Channel Islands	Financial Services	Private asset-backed investment	8.84%	SOFR (Q)	3.50%	06/2029		25,025.0
Helios Service Partners, LLC and Astra Service Partners, LLC (59)	1 California Street, Suite 2900, San Francisco, CA 94111	Consumer Services	First lien senior secured loan	11.85%	SOFR (Q)	6.25%	03/2027		8,746.0
Helix Acquisition Holdings, Inc.	9501 Technology Boulevard, Suite 401, Rosemont, NC 60018	Capital Goods	First lien senior secured loan	12.43%	SOFR (Q)	7.00%	03/2030		14,188.7
HIG Finance 2 Limited	One Creechurch Place, London EC3A 5AF, United Kingdom	Insurance Services	First lien senior secured loan	9.34%	SOFR (M)	4.00%	04/2030		11,205.2	(4)
			First lien senior secured loan	8.84%	SOFR (M)	3.50%	02/2031		16,780.6	(4)
Higginbotham Insurance Agency, Inc. (60)	500 W 13th Street, Forth Worth, TX 76102	Insurance Services	First lien senior secured loan	10.94%	SOFR (M)	5.50%	11/2028		2,573.4
			First lien senior secured loan	10.09%	SOFR (M)	4.75%	11/2028		514.2
HighPeak Energy, Inc.	421 W 3rd Street, Forth Worth, TX 76102	Energy	First lien senior secured loan	12.98%	SOFR (Q)	7.50%	09/2026		23,750.0	(4)
HighTower Holding, LLC	200 W Madison Street, Suite 2500, Chicago, IL 60606	Financial Services	First lien senior secured loan	9.59%	SOFR (Q)	4.00%	04/2028		4,979.1	(4)
Hills Distribution, Inc., Hills Intermediate FT Holdings, LLC and GMP Hills, LP (61)	300 Research Parkway, Meriden, CT 06450	Retailing and Distribution	First lien senior secured revolving loan	9.83%	SOFR (M)	4.50%	11/2029		0.6
			First lien senior secured loan	11.33%	SOFR (M)	6.00%	11/2029		3,087.2
			Limited partnership interests	8.00% PIK				2.15%	3,601.3
HP RSS Buyer, Inc. (62)	11620 Arbor Street, Omaha, NE 68144	Commercial & Professional Services	First lien senior secured loan	10.33%	SOFR (Q)	5.00%	12/2029		11,798.3
			First lien senior secured loan	10.10%	SOFR (Q)	4.75%	12/2029		548.6
Hub International Limited	55 E Jackson Boulevard, 14th Floor, Chicago, IL 60604	Insurance Services	First lien senior secured loan	8.57%	SOFR (M)	3.25%	06/2030		9,330.9
HuFriedy Group Acquisition LLC (63)	13413 Galleria Circle, Austin, Texas 78738	Health Care Services	First lien senior secured loan	10.85%	SOFR (S)	5.50%	05/2031		48,036.1
Husky Injection Molding Systems Ltd.	500 Queen Street S, Bolton, ON L7E 5S5, Canada	Capital Goods	First lien senior secured loan	10.33%	SOFR (S)	5.00%	02/2029		15,025.1	(4)
HV Chimera LLC	1 Financial Center, Suite 4401, Boston, MA 02111	Financial Services	Private asset-backed investment	8.33%	SOFR (Q)	2.80%	08/2026		2,195.0	(4)
Hyland Software, Inc. (64)	28500 Clemens Road, Westlake, OH 44145	Software & Services	First lien senior secured revolving loan				09/2029		-
			First lien senior secured loan	11.34%	SOFR (M)	6.00%	09/2030		23,777.6
Icefall Parent, Inc. (65)	401 Congress Avenue, Austin, Texas 78701	Software & Services	First lien senior secured loan	11.83%	SOFR (Q)	6.50%	01/2030		10,918.0
Idemia Group S.A.S.	2 place Samuel de Champlain, Courbevoie, 92400, France	Software & Services	First lien senior secured loan	9.58%	SOFR (Q)	4.25%	09/2028		3,981.2	(4)
Idera, Inc.	10801 N Mopac Expressway, Building 1 Suite 100, Ausitn, TX 78759	Software & Services	First lien senior secured loan	8.83%	SOFR (M)	3.50%	03/2028		8,138.0
Imprivata, Inc.	20 CityPoint, 480 Totten Pond Road, 6th Floor, Waltham, MA 02451	Software & Services	First lien senior secured loan	8.83%	SOFR (Q)	3.50%	12/2027		8,165.0
Ineos US Finance LLC	2600 South Shore Boulevard, Suite 500, League City, TX 77573	Materials	First lien senior secured loan	8.60%	SOFR (S)	3.25%	02/2030		3,380.0	(4)
Infinity Home Services HoldCo, Inc., D&S Amalco and IHS Parent Holdings, L.P. (66)	3 Glenwood Road, East Hanover, NJ 07936	Consumer Services	First lien senior secured revolving loan	14.25%	Base Rate (Q)	5.75%	12/2028		68.2	(4)
			First lien senior secured loan	12.19%	SOFR (Q)	6.75%	12/2028		4,398.2	(4)
			First lien senior secured loan	11.03%	CDOR (M)	6.00%	12/2028		1,174.8	(4)
			First lien senior secured loan	11.43%	SOFR (Q)	6.00%	12/2028		492.7	(4)
			Class A units					0.01%	63.1

Instructure Holdings, INC.	6330 S 3000 E, Suite 700, Salt Lake City, UT 84121	Software & Services	First lien senior secured loan	8.35%	SOFR (Q)	2.75%	10/2028		14,518.5	(4)
Internet Truckstop Group LLC (67)	222 N Plymouth Avenue, New Plymouth, ID 83655	Software & Services	First lien senior secured loan	10.95%	SOFR (S)	5.50%	04/2027		32,952.1
IRB Holding Corp.	Three Glenlake Parkway NE, Atlanta, GA 30328	Consumer Services	First lien senior secured loan	8.19%	SOFR (M)	2.75%	12/2027		23,292.8
Iridium Communications Inc	1750 Tysons Boulevard, Suite 1400, McLean, VA 22102	Telecommunication Services	First lien senior secured loan	7.59%	SOFR (M)	2.25%	09/2030		8,677.0	(4)
ISolved, Inc.	11215 N Community House Road, Suite 800, Charlotte, NC 28277	Software & Services	First lien senior secured loan	8.83%	SOFR (S)	3.50%	10/2030		12,469.1
Isthmus Capital LLC	52 Conduit Street, Level 2, Mayfair, London W1S 2YX, United Kingdom	Financial Services	Private asset-backed investment	9.50%			06/2030		1,638.8	(4)
			Private asset-backed investment						16.7	(4)
JNPPK 2023-1	345 Park Avenue, New York, NY 10154	Investment Funds and Vehicles	Collaterized loan obligation	10.02%	SOFR (Q)	4.70%	07/2035		2,013.6	(4)
Johnstone Supply, LLC	11632 NE Ainsworth Circle, Portland, OR 97220	Retailing and Distribution	First lien senior secured loan	8.33%	SOFR (Q)	3.00%	06/2031		719.7
Kaman Corporation	1332 Blue Hills Avenue, Bloomfield, CN 06002	Capital Goods	First lien senior secured loan	8.83%	SOFR (Q)	3.50%	04/2031		16,833.8
Keystone Agency Partners LLC (68)	2600 Commerce Drive, Harrisburg, PA 17110	Insurance Services	First lien senior secured loan	10.98%	SOFR (Q)	5.50%	05/2027		12,376.6
Kings Buyer, LLC (69)	7620 Omnitech Place, Suite 1, Victor, NY 14543	Commercial & Professional Services	First lien senior secured revolving loan	12.50%	Base Rate (Q)	4.00%	10/2027		382.3
			First lien senior secured loan	10.43%	SOFR (Q)	5.00%	10/2027		18,332.2
KKR 48	555 California Street, 50th Floor, San Francisco, CA 94104	Investment Funds and Vehicles	Collaterized loan obligation	9.62%	SOFR (Q)	4.30%	10/2036		2,025.6	(4)
Kodiak Building Partners Inc.	1745 Shea Center Drive, Suite 130, Highlands Ranch, CO 80129	Capital Goods	First lien senior secured loan	9.08%	SOFR (Q)	3.75%	03/2028		6,766.8
Kronos Acquisition Holdings Inc.	101 Macintosh Boulevard, Concord, Ontario L4K 4L5, Canada	Household & Personal Products	First lien senior secured loan	9.26%	SOFR (S)	4.00%	06/2031		2,332.4	(4)
KUEHG Corp	650 NE Holladay Street, Portland, ME 97232	Consumer Services	First lien senior secured loan	9.83%	SOFR (Q)	4.50%	06/2030		8,496.5
LABL, Inc.	2571 S Hemlock Road, Green Bay, WI 54229	Commercial & Professional Services	First lien senior secured loan	10.44%	SOFR (M)	5.00%	10/2028		15,226.4
LBM Acquisition LLC	2077 Convention Center Concourse, Suite 125, Atlanta, GA 30337	Financial Services	First lien senior secured loan	9.08%	SOFR (M)	3.75%	06/2031		15,329.1
LC Ahab US Bidco LLC	4500 Park Granada, Calabasas, CA 91302	Materials	First lien senior secured loan	8.84%	SOFR (M)	3.50%	05/2031		4,729.0
League One Volleyball, Inc.	703 Pier Ave, B147, Hermosa Beach, CA 90254	Media & Entertainment	Series B preferred stock					0.00%	1.1
Learning Care Group (US) No. 2 Inc.	21333 Haggerty Road, Suite 100, Novi, MI 48375	Consumer Services	First lien senior secured loan	9.34%	SOFR (S)	4.00%	08/2028		5,976.4
Leviathan Intermediate Holdco, LLC and Leviathan Holdings, L.P. (70)	2350 Airport Freeway, Suite 505, Bedford, TX 76022	Consumer Services	First lien senior secured loan	12.98%	SOFR (Q)	7.50%	12/2027		16,486.9
			Limited partnership interests					0.03%	176.8
Lifepoint Health Inc	330 Seven Springs Way, Brentwood, TN 37027	Health Care Services	First lien senior secured loan	10.06%	SOFR (S)	4.75%	11/2028		9,932.5
			First lien senior secured loan	9.33%	SOFR (Q)	4.00%	05/2031		9,904.3

Lightbeam Bidco, Inc. (71)	6525 Shiloh Road, Suite 900, Alpharetta, GA 30005	Commercial & Professional Services	First lien senior secured revolving loan				05/2029		-
			First lien senior secured loan	10.33%	SOFR (Q)	5.00%	05/2030		17,250.1
LiveBarn Inc.	1010 Rue Sainte-Catherine, Suite 1100, Montreal, QC H3G 1R3, Canada	Media & Entertainment	Middle preferred shares					2.69%	11,250.0	(4)
LS Group Opco Acquisition LLC (LS Group PropCo Acquisition LLC)	2215 Highway 80 E, Pearl, MS 39208	Retailing and Distribution	First lien senior secured loan	8.34%	SOFR (M)	3.00%	04/2031		13,077.4
M6 Etx Holdings II Midco LLC	1601 Elm Street, Suite 4360, Dallas, TX 75201	Energy	First lien senior secured loan	9.94%	SOFR (M)	4.50%	09/2029		3,628.7
MAGNE 2019-24	50 Hudson Yards, New York, NY 10001	Investment Funds and Vehicles	Collaterized loan obligation	11.73%	SOFR (Q)	6.40%	04/2035		504.4	(4)
MAGNE 2023-36	50 Hudson Yards, New York, NY 10001	Investment Funds and Vehicles	Collaterized loan obligation	10.22%	SOFR (Q)	4.90%	04/2036		1,787.8	(4)
Mamba Purchaser, Inc.	4950 Communication Avenue, Suite 100, Boca Raton, FL 33431	Health Care Services	First lien senior secured loan	8.58%	SOFR (M)	3.25%	10/2028		19,712.8
Maravai Intermediate Holdings, LLC	10770 Wateridge Circle , Suite 200, San Diego, CA 92121	Pharmaceuticals, Biotechnology & Life Sciences	First lien senior secured loan	8.33%	SOFR (Q)	3.00%	10/2027		1,631.8	(4)
Marcel Bidco GmbH	Maxfeldstrasse 5, Nurnberg, 90409, Germany	Software & Services	First lien senior secured loan	9.31%	SOFR (M)	4.00%	11/2030		11,628.2	(4)
Mars Downstop Loan Purchaser Trust	500 Delaware Avenue, 11th Floor, Wilmington, DE 19801	Financial Services	Private asset-backed investment	11.00%				10.31%	25,966.4	(4)
McAfee Corp.	6220 America Center Drive, San Jose, CA 94089	Software & Services	First lien senior secured loan	8.58%	SOFR (M)	3.25%	03/2029		2,494.2
MDPK 2019-37	11 Madison Avenue, New York, NY 10010	Investment Funds and Vehicles	Collaterized loan obligation	11.92%	SOFR (Q)	6.60%	04/2037		1,008.4	(4)
MDPK 2021-59	11 Madison Avenue, New York, NY 10010	Investment Funds and Vehicles	Collaterized loan obligation	11.73%	SOFR (Q)	6.39%	04/2037		2,259.6	(4)
MDPK 2024-67	11 Madison Avenue, New York, NY 10010	Investment Funds and Vehicles	Collaterized loan obligation	12.09%	SOFR (Q)	6.80%	04/2037		2,523.7	(4)
MDPK 2024-69	11 Madison Avenue, New York, NY 10010	Investment Funds and Vehicles	Collaterized loan obligation	11.58%	SOFR (Q)	6.25%	07/2037		1,508.0	(4)
MED ParentCo, LP	1950 Old Gallows Road, Suite 520, Vienna, VA 22182	Health Care Services	First lien senior secured loan	9.34%	SOFR (M)	4.00%	04/2031		8,082.9
Medline Borrower, LP	Three Lakes Drive, Northfield, IL 60093	Health Care Services	First lien senior secured loan	8.09%	SOFR (M)	2.75%	10/2028		14,543.8
			First lien senior secured loan	7.76%	SOFR (S)	2.50%	10/2028		17,400.0
Mermaid Bidco Inc.	733 S Marquette Avenue, Suite 600, Minneapolis, MN 55402	Software & Services	First lien senior secured loan	8.76%	SOFR (S)	3.50%	06/2031		4,000.0
Meyer Laboratory, LLC and Meyer Parent, LLC (72)	2401 NW Jefferson Street, Blue Springs, MO 64015	Materials	First lien senior secured loan	10.84%	SOFR (M)	5.50%	02/2030		9,674.9
			Common units					16.92%	169.2
MH Sub I, LLC	328 S Jefferson Street, Suite 550, Chicago, IL 60661	Software & Services	First lien senior secured loan	9.59%	SOFR (M)	4.25%	05/2028		3,868.0
Mirion Technologies, Inc.	1218 Menlo Drive, Atlanta, GA 30318	Technology Hardware & Equipment	First lien senior secured loan	7.58%	SOFR (Q)	2.25%	10/2028		3,151.7	(4)
Mister Car Wash Holdings, Inc.	222 E 5th Street, Tucson, AZ 85705	Consumer Services	First lien senior secured loan	8.34%	SOFR (M)	3.00%	03/2031		11,328.3	(4)
Mitchell International, Inc.	6220 Greenwich Drive, San Diego, CA 92122	Software & Services	First lien senior secured loan	8.51%	SOFR (S)	3.25%	06/2031		14,553.0
			Second lien senior secured loan	10.59%	SOFR (S)	5.25%	06/2032		24,859.5
Monroe Capital Income Plus Corporation	311 South Wacker Drive, Suite 6400, Chicago, IL 60606	Financial Services	Corporate bond	9.42%			11/2028		10,638.8	(4)

Mosel Bidco SE	Uhlandstrasse 9, Darmstadt, 64297, Germany	Software & Services	First lien senior secured loan	9.83%	SOFR (Q)	4.50%	09/2030		8,142.5	(4)
Motus LLC	88 E 48th Street, Holland, MI 49423	Commercial & Professional Services	First lien senior secured loan	9.18%	SOFR (Q)	3.75%	12/2028		957.0
Mr. Greens Intermediate, LLC, Florida Veg Investments LLC, MRG Texas, LLC and Restaurant Produce and Services Blocker, LLC (73)	2450 NW 116th Street, Building 1, Miami, FL 33167	Consumer Staples Distribution & Retail	First lien senior secured revolving loan				05/2029		-
			First lien senior secured loan	11.68%	SOFR (M)	6.25%	05/2029		9,378.9
			Class B limited liability company interest					0.04%	96.4
Mustang Prospects Purchaser, LLC (74)	400 N Quay Street, Kennewick, WA 99336	Commercial & Professional Services	First lien senior secured loan	10.33%	SOFR (S)	5.00%	06/2031		21,648.9
NEP Group, Inc.	2 Beta Drive, Pittsburgh, PA 15238	Financial Services	First lien senior secured loan	8.71% (1.50% PIK )	SOFR (M)	3.25%	08/2026		9,069.2
			First lien senior secured loan	9.46% (1.50% PIK )	SOFR (M)	4.00%	08/2026		6,831.0
Netsmart, Inc. and Netsmart Technologies, Inc.	5540 Centerview Drive, Suite 200, Raleigh, NC 27606	Software & Services	First lien senior secured loan	9.21%	SOFR (M)	3.75%	10/2027		44,299.0
New ChurcHill HoldCo LLC and Victory Topco, LP (75)	229 E 85th St, New York, NY 10028	Automobiles & Components	First lien senior secured revolving loan	10.77%	SOFR (S)	5.50%	11/2029		257.3
			First lien senior secured loan	10.83%	SOFR (Q)	5.50%	11/2029		15,960.1
			Class A-2 common units					1.51%	3,184.3
Next Holdco, LLC (76)	3525 Piedmont Road NE, Building 6, Atlanta, GA 30305	Health Care Services	First lien senior secured loan	11.32%	SOFR (Q)	6.00%	11/2030		5,771.7
Nomi Health, Inc.	898 North 1200 West, Suite 201, Orem, UT 84057	Health Care Services	First lien senior secured loan	13.57%	SOFR (Q)	8.25%	07/2028		18,238.9
			Warrant to purchase Series B preferred stock				07/2033	16.63%	0.1
			Warrant to purchase Class A common stock				06/2034	23.24%	86.5
North Haven Fairway Buyer, LLC, Fairway Lawns, LLC and Command Pest Control, LLC (77)	10401 Colonel Glenn Road, Little Rock, AR 72204	Commercial & Professional Services	First lien senior secured revolving loan	11.82%	SOFR (Q)	6.50%	05/2028		162.3
			First lien senior secured revolving loan	14.00%	Base Rate (M)	5.50%	05/2028		292.2
			First lien senior secured loan	11.83%	SOFR (Q)	6.50%	05/2028		3,916.9
North Haven Stack Buyer, LLC (78)	255 Grant Street, Suite 600, Decatur, AL 35601	Commercial & Professional Services	First lien senior secured loan	10.35%	SOFR (S)	5.00%	07/2027		9.9
			First lien senior secured loan	10.58%	SOFR (Q)	5.25%	07/2027		16.1
North Star Acquisitionco, LLC and Toucan Bidco Limited (79)	2401 Sawmill Parkway, Suite 10-11, Huron, OH 44839	Software & Services	First lien senior secured revolving loan	10.33%	SONIA (Q)	5.00%	05/2029		351.7	(4)
			First lien senior secured loan	10.32%	SOFR (S)	5.00%	05/2029		10,879.5	(4)
			First lien senior secured loan	10.20%	SONIA (S)	5.00%	05/2029		1,550.4	(4)
			First lien senior secured loan	10.26%	NIBOR (S)	5.00%	05/2029		2,517.0	(4)

Northwinds Holding, Inc. and Northwinds Services Group LLC (80)	70 Benbro Drive, Buffalo, NY 14225	Consumer Services	First lien senior secured revolving loan	14.25%	Base Rate (Q)	5.75%	05/2029		250.0
			First lien senior secured revolving loan	12.28%	SOFR (Q)	6.75%	05/2029		333.3
			First lien senior secured loan	12.22%	SOFR (Q)	6.75%	05/2029		11,441.4
			Common units					0.08%	177.5
NRG Energy Inc	910 Louisiana Street, Houston, TX 77002	Power Generation	First lien senior secured loan	7.34%	SOFR (M)	2.00%	04/2031		997.0	(4)
OakBridge Insurance Agency LLC and Maple Acquisition Holdings, LP (81)	4011 Westchase Boulevard, Raleigh, NC 27607	Insurance Services	First lien senior secured loan	10.83%	SOFR (M)	5.50%	11/2029		9,173.4
			Class A2 units					0.50%	2,017.9
OAKC 2022-12	One Vanderbilt Avenue, 16th Floor, New York, NY 10017	Investment Funds and Vehicles	Collaterized loan obligation	10.32%	SOFR (Q)	5.00%	07/2036		2,028.6	(4)
OAKC 2023-15	One Vanderbilt Avenue, 16th Floor, New York, NY 10017	Investment Funds and Vehicles	Collaterized loan obligation	10.32%	SOFR (Q)	5.00%	04/2035		2,036.1	(4)
OAKC 2023-16	One Vanderbilt Avenue, 16th Floor, New York, NY 10017	Investment Funds and Vehicles	Collaterized loan obligation	9.32%	SOFR (Q)	4.00%	10/2036		2,051.8	(4)
Omnia Partners, LLC	5001 Aspen Grove Drive, Franklin, TN 37067	Commercial & Professional Services	First lien senior secured loan	8.57%	SOFR (B)	3.25%	07/2030		14,932.4
OneDigital Borrower LLC	200 Galleria Parkway SE, Suite 1950, Atlanta, GA 30339	Insurance Services	First lien senior secured loan	9.01%	SOFR (S)	3.75%	06/2031		35,942.2
			First lien senior secured loan	9.69%	SOFR (M)	4.25%	11/2027		18,974.8
Ontario Gaming GTA LP	555 Rexdale Boulevard, tobicoke, Ontario M9W 5L1, Canada	Consumer Services	First lien senior secured loan	9.58%	SOFR (Q)	4.25%	08/2030		5,241.9	(4)
Open Text Corporation	275 Frank Tompa Drive, Waterloo, ON N2L 0A1, Canada	Software & Services	First lien senior secured loan	7.59%	SOFR (M)	2.25%	01/2030		4,835.0	(4)
OPH NEP Investment, LLC (3)	230 West Street, Columbus, OH 43065	Real Estate Management & Development	Senior subordinated loan	10.00% (7.00% PIK )			05/2032		31,112.8
			Class B common units					7.21%	2,456.5
Option Care Health Inc	3000 Lakeside Drive, Deerfield, IL 60015	Health Care Services	First lien senior secured loan	7.71%	SOFR (M)	2.25%	10/2028		5,899.0	(4)
Orange Barrel Media, LLC/IKE Smart City, LLC (82)	250 N Hartford Avenue, Suite 200, Columbus, Ohio 43222	Media & Entertainment	Private asset-backed investment	11.09%	SOFR (M)	5.75%	03/2027		3,441.0
Orbit Private Holdings I Ltd	Highdown House, Yeoman Way, Worthing, Greater London EC4A 1BD, United Kingdom	Commercial & Professional Services	First lien senior secured loan	10.01%	SOFR (S)	4.50%	12/2028		2,002.4	(4)
OVG Business Services, LLC	5050 S Syracuse Street, Greenwood Village, CO 80237	Media & Entertainment	First lien senior secured loan	8.35%	SOFR (M)	3.00%	06/2031		6,155.7
Packaging Coordinators Midco, Inc.	3001 Red Lion Road, Philadelphia, PA 19114	Pharmaceuticals, Biotechnology & Life Sciences	First lien senior secured loan	8.58%	SOFR (Q)	3.25%	11/2027		24,554.4
Pallas Funding Trust No.2 (83)	5th Floor, Pallas House, 30-36 Bay Street, Double Bay NSW 2028, Australia	Real Estate Management & Development	Private asset-backed investment	7.04%	BBSY (M)	2.75%	02/2027		2,707.6	(4)
			Private asset-backed investment	12.14%	BBSY (M)	7.85%	02/2027		1,020.8	(4)
			Private asset-backed investment	10.79%	BBSY (S)	6.50%	02/2027		1,875.1	(4)
Paragon 28, Inc. and Paragon Advanced Technologies, Inc. (84)	14445 Grasslands Drive, Englewood, CO 80112	Health Care Services	First lien senior secured revolving loan	9.30%	SOFR (Q)	4.00%	11/2028		0.5	(4)
			First lien senior secured loan	12.05%	SOFR (Q)	6.75%	11/2028		20,684.5	(4)
Pathstone Family Office LLC and Kelso XI Tailwind Co-Investment, L.P. (85)	1900 Avenue of the Stars, Suite 970, Los Angeles, CA 90067	Financial Services	First lien senior secured loan	10.43%	SOFR (M)	5.00%	05/2029		14,452.1	(4)
			Limited partnership interests					0.04%	89.6	(4)

PCI Gaming Authority	303 Poarch Road, Atmore, AL 36502	Consumer Services	First lien senior secured loan	7.96%	SOFR (M)	2.50%	05/2026		5,985.0
PCIA SPV-3, LLC and ASE Royal Aggregator, LLC (86)	6201 College Boulevard, Suite 23150, Overland Park, KS 66211	Financial Services	First lien senior secured loan	11.58%	SOFR (Q)	6.25%	08/2029		9,353.8	(4)
			Preferred units					0.88%	1,475.9	(4)
PCS MidCo, Inc. and PCS Parent, L.P. (87)	40 W 57th Street, 16th Floor, New York, NY 10019	Financial Services	First lien senior secured revolving loan	11.09%	SOFR (Q)	5.75%	03/2030		211.4
			First lien senior secured loan	11.10%	SOFR (Q)	5.75%	03/2030		10,320.3
			Class A units					0.30%	806.0
Peer Holding III B.V.	Perenmarkt 15, 1681 PG, Zwaagdijk-oost, Netherlands	Retailing and Distribution	First lien senior secured loan	8.26%	SOFR (S)	3.00%	06/2031		10,004.2	(4)
PestCo Holdings, LLC and PestCo, LLC (88)	7676 Forsythe Boulevard, Suite 2700, St Louis, MO 63105	Consumer Services	First lien senior secured loan	11.48%	SOFR (Q)	6.00%	02/2028		10,430.4
			Class A units					0.04%	138.6
PG Investment Company 59 S.a r.l.	6 Rue Eugène Ruppert, Luxembourg 2453, Luxembourg	Consumer Services	First lien senior secured loan	8.83%	SOFR (Q)	3.50%	03/2031		3,519.0	(4)
Phoenix YW Buyer, Inc. and Phoenix YW Parent, Inc. (89)	1 International Place, Suite 3420, Boston, MA 02110	Retailing and Distribution	First lien senior secured loan	10.35%	SOFR (S)	5.00%	05/2030		54,572.1	(4)
			Class B common stock	8.00% PIK				0.94%	2,158.0	(4)
Pike Corporation	100 Pike Way, Mount Airy, NC 27030	Capital Goods	First lien senior secured loan	8.46%	SOFR (M)	3.00%	01/2028		7,546.1
PointClickCare Technologies Inc.	5570 Explorer Drive, Mississauga, ON L4W 0C4, Canada	Health Care Services	First lien senior secured loan	8.33%	SOFR (Q)	3.00%	12/2027		7,375.9	(4)
Polaris Newco, LLC	1500 Solana Boulevard, Suite 6300, Roanoke, TX 76262	Software & Services	First lien senior secured loan	9.59%	SOFR (Q)	4.00%	06/2028		6,184.3
Prairie ECI Acquiror LP	345 Park Avenue, New York, NY 10154	Energy	First lien senior secured loan	10.09%	SOFR (M)	4.75%	08/2029		14,035.0
Precision Medicine Group, LLC	2 Bethesda Metro Center, Suite 850, Bethesda, MD 20814	Pharmaceuticals, Biotechnology & Life Sciences	First lien senior secured loan	8.43%	SOFR (Q)	3.00%	11/2027		8,594.1
Pregis TopCo LLC	1650 Lake Cook Road, Suite 400, Deerfield, IL 60015	Materials	First lien senior secured loan	9.34%	SOFR (M)	4.00%	07/2026		18,681.6
Premiere Buyer, LLC (90)	11111 Santa Monica Boulevard, Los Angeles, CA 90025	Consumer Services	First lien senior secured loan	10.08%	SOFR (Q)	4.75%	05/2031		24,225.7
Priority Waste Holdings LLC, Priority Waste Holdings Indiana LLC and Priority Waste Super Holdings, LLC (91)	45000 River Ridge Drive, Suite 200, Clinton Township, MI 48038	Commercial & Professional Services	First lien senior secured revolving loan	10.80%	SOFR (Q)	5.50%	08/2029		1.1
			First lien senior secured loan	13.32% (4.00% PIK )	SOFR (S)	8.00%	08/2029		37,062.3
			Warrant to purchase Class A common units				08/2036	13.63%	3,809.2
			Warrant to purchase Class A common units				06/2036	4.41%	1,231.2
Pro Mach Group, Inc.	6279 Tri-Ridge Boulevard, Suite 410, Loveland, OH 45140	Capital Goods	First lien senior secured loan	8.84%	SOFR (M)	3.50%	08/2028		3,506.3
Project Boost Purchaser, LLC	11660 Alpharetta Highway, Suite 210, Roswell, GA 30076	Software & Services	First lien senior secured loan	8.96%	SOFR (M)	3.50%	06/2026		14,825.2
			First lien senior secured loan	8.96%	SOFR (M)	3.50%	05/2026		12,483.2
Proofpoint, Inc.	925 West Maude Avenue, Sunnyvale, CA 94085	Software & Services	First lien senior secured loan	8.34%	SOFR (M)	3.00%	08/2028		41,347.7

Propulsion (BC) Newco LLC	Parque Tecnologico, No 300, E-48170 Zamudio, Spain	Capital Goods	First lien senior secured loan	9.08%	SOFR (Q)	3.75%	09/2029		12,818.2	(4)
PSC Parent, Inc. (92)	5025 Preston Road, Pasadena, Texas 77505	Commercial & Professional Services	First lien senior secured revolving loan	10.58%	SOFR (M)	5.25%	04/2030		947.0
			First lien senior secured loan	10.58%	SOFR (M)	5.25%	04/2031		40,087.8
PushPay USA Inc. (93)	18300 Redmond Way, Redmond, WA 98052	Software & Services	First lien senior secured loan	12.23%	SOFR (Q)	6.75%	05/2030		4,608.0
PYE-Barker Fire & Safety, LLC (94)	11605 Haynes Bridge Road, Alpharetta, GA 30009	Commercial & Professional Services	First lien senior secured revolving loan	9.85%	SOFR (M)	4.50%	05/2030		998.8
			First lien senior secured loan	9.84%	SOFR (M)	4.50%	05/2031		7,991.8
Qualtrics Acquireco, LLC	333 W River Park Drive, Provo, UT 84604	Software & Services	First lien senior secured loan	8.08%	SOFR (Q)	2.75%	06/2030		8,441.2
Quartz Holding Company	333 W River Park Drive, Provo, UT 84604	Media & Entertainment	First lien senior secured loan	9.33%	SOFR (M)	4.00%	10/2028		6,459.4
Quick Quack Car Wash Holdings, LLC and KKR Game Changer Co-Invest Feeder II L.P. (95)	1380 Lead Hill Boulevard, Suite 260, Roseville, CA 95661	Consumer Services	First lien senior secured loan	10.09%	SOFR (M)	4.75%	06/2031		43,432.3
			Limited partnership interests					0.60%	12,049.0
Radiant Intermediate Holding, LLC	901 Reinli Street, Austin, TX 78751	Consumer Services	First lien senior secured loan	11.20%	SOFR (Q)	5.75%	11/2026		828.8
Radnet Management, Inc.	1510 Cotner Avenue, Los Angeles, CA 90025	Health Care Services	First lien senior secured loan	7.83%	SOFR (Q)	2.50%	04/2031		18,510.4	(4)
Reagent Chemical & Research, LLC (96)	115 US Highway 202, Ringoes, NJ 08551	Materials	First lien senior secured loan	10.58%	SOFR (M)	5.25%	04/2031		55,091.9
RealPage, Inc.	2201 Lakeside Boulevard, Richardson, TX 75082	Software & Services	First lien senior secured loan	8.46%	SOFR (M)	3.00%	04/2028		13,215.9
			Second lien senior secured loan	11.96%	SOFR (M)	6.50%	04/2029		44,329.0
Recess Holdings, Inc.	544 Chestnut Street, Chattanooga, TN 37402	Consumer Durables & Apparel	First lien senior secured loan	9.84%	SOFR (M)	4.50%	02/2030		15,123.3
Resideo Funding Inc.	901 E 6th Street, Austin, TX 78702	Capital Goods	First lien senior secured loan	7.34%	SOFR (S)	2.00%	02/2028		1,870.2	(4)
			First lien senior secured loan	7.51%	SOFR (S)	2.25%	06/2031		3,115.3	(4)
Resonetics, LLC	26 Whipple Street, Nashua, NH 03060	Health Care Services	First lien senior secured loan	9.08%	SOFR (S)	3.75%	06/2031		14,971.1
Restaurant Brands International Inc.	130 King Street W, Suite 300, Toronto, ON, M5X 1E1, Canada	Consumer Services	First lien senior secured loan	7.09%	SOFR (M)	1.75%	09/2030		11,658.0	(4)
RFS Opco LLC	45 Rockefeller Plaza, 5th Floor, New York, NY 10111	Financial Services	First lien senior secured loan	10.33%	SOFR (Q)	5.00%	04/2031		42,075.0	(4)
RRAM 2019-6	9 West 57th Street, 17th Floor, New York, NY 10019	Investment Funds and Vehicles	Collaterized loan obligation	11.44%	SOFR (Q)	6.11%	04/2036		1,465.5	(4)
Sandlot Action Sports, LLC	34 E 51st Street, New York, NY 10022	Media & Entertainment	Common units					0.14%	25.0
Saratoga Food Specialties LLC	6285 Providence Way, Eastvale, CA 92880	Food & Beverage	First lien senior secured loan	9.09%	SOFR (Q)	3.75%	03/2029		2,268.5	(4)
Saturn Purchaser Corp.	201 1st Street, Suite 307, Petaluma, CA 94952	Commercial & Professional Services	First lien senior secured loan	10.53%	SOFR (M)	5.25%	07/2029		7,922.2
SCIH Salt Holdings Inc.	10955 Lowell Avenue, Suite 500, Overland Park, KS 66210	Retailing and Distribution	First lien senior secured loan	8.83%	SOFR (Q)	3.50%	03/2027		29,614.0
Sedgwick Claims Management Services, Inc.	8125 Sedgwick Way, Memphis, TN 38125	Insurance Services	First lien senior secured loan	9.09%	SOFR (M)	3.75%	02/2028		27,270.6
Select Medical Corporation	4714 Gettysburg Road, Mechanicsburg, PA 17055	Health Care Services	First lien senior secured loan	8.34%	SOFR (M)	3.00%	03/2027		10,160.0	(4)

Service Logic Acquisition, Inc. and MSHC, Inc.	214 N Tryon Street, Suite 2425, Charlotte, NC 28202	Consumer Services	First lien senior secured loan	9.59%	SOFR (M)	4.00%	10/2027		21,463.4
Severin Acquisition, LLC	150 Parkshore Drive, Folsom, CA 95630	Software & Services	First lien senior secured loan	8.33%	SOFR (Q)	3.00%	08/2027		10,435.6	(4)
Sharp Midco LLC	7451 Keebler Way, Allentown, PA 18106	Health Care Services	First lien senior secured loan	9.08%	SOFR (Q)	3.75%	12/2028		9,847.8
Sigma Holdco BV	Beethovenstraat 551 , 7th floor, Amsterdam, Noord-Holland 1083 HK, Netherlands	Food & Beverage	First lien senior secured loan	10.18%	SOFR (S)	4.75%	01/2028		3.9	(4)
Silk Holdings III Corp. and Silk Holdings I Corp. (97)	One International Place, Suite 3240, Boston, MA 02110	Household & Personal Products	First lien senior secured revolving loan	9.26%	SOFR (S)	4.00%	05/2029		3,234.3
			First lien senior secured loan	10.76%	SOFR (S)	5.50%	05/2029		38,464.9
			Common stock					0.03%	252.0
Simon & Schuster, Inc.	1230 Avenue of the Americas, New York, NY 10020	Education	First lien senior secured loan	9.33%	SOFR (Q)	4.00%	10/2030		23,283.0
Simply Good Foods USA, Inc.	1225 17th Street , Suite 1000, Denver, CO 80202	Food & Beverage	First lien senior secured loan	7.76%	SOFR (S)	2.50%	03/2027		2,002.5	(4)
Solar Bidco Limited (98)	7 Wornal Park, Menmarsh Road, Aylesbury HP18 9PH, United Kingdom	Pharmaceuticals, Biotechnology & Life Sciences	First lien senior secured loan	9.47%	Euribor (Q)	5.75%	11/2029		3,713.6	(4)
Sophia, L.P.	680 E Swedesford Road, Wayne, PA 19087	Software & Services	First lien senior secured loan	8.94%	SOFR (M)	3.50%	10/2029		13,960.6
Sotera Health Holdings, LLC	9100 South Hills Boulevard, Broadview Heights, OH 44147	Health Care Services	First lien senior secured loan	8.59%	SOFR (M)	3.25%	05/2031		12,956.7	(4)
Spark Purchaser, Inc. (99)	30 Hudson Yards, New York, NY 10001	Software & Services	First lien senior secured loan	10.83%	SOFR (Q)	5.50%	04/2031		16,951.4
SPEAK 2024-11	2001 Ross Avenue, Suite 1900, Dallas, TX 75201	Investment Funds and Vehicles	Collaterized loan obligation	13.48%			07/2037	10.68%	3,560.0	(4)
Specialty Building Products Holdings, LLC	2160 Satellite Boulevard, Suite 450, Duluth, GA 30097	Capital Goods	First lien senior secured loan	9.19%	SOFR (M)	3.75%	10/2028		11,447.6
SPX Flow, Inc.	13320 Ballantyne Corporate Place, Charlotte, NC 28277	Capital Goods	First lien senior secured loan	8.84%	SOFR (M)	3.50%	04/2029		10,438.2
SS&C Technologies Holdings, Inc.	80 Lamberton Road, Windsor, CN 06095	Software & Services	First lien senior secured loan	7.34%	SOFR (M)	2.00%	05/2031		12,311.3	(4)
St Athena Global LLC and St Athena Global Holdings Limited (100)	255 W Federal Street, Youngstown, OH 44503	Consumer Durables & Apparel	First lien senior secured revolving loan	10.59%	SOFR (S)	5.25%	06/2029		302.8	(4)
			First lien senior secured loan	10.59%	SOFR (S)	5.25%	06/2030		30,419.9	(4)
			First lien senior secured loan	10.59%	SONIA (S)	5.25%	06/2030		18,280.8	(4)
Star US Bidco LLC	14845 W 64th Avenue, Arvada, CO 80007	Capital Goods	First lien senior secured loan	9.69%	SOFR (M)	4.25%	03/2027		8,875.0
Station Casinos LLC	1505 S Pavilion Center Drive, Las Vegas, NV 89135	Consumer Services	First lien senior secured loan	7.59%	SOFR (M)	2.25%	03/2031		5,286.9	(4)
Steward Partners Global Advisory, LLC and Steward Partners Investment Advisory, LLC (101)	2 Grand Central Tower, New York, NY 10017	Financial Services	First lien senior secured loan	11.08%	SOFR (Q)	5.50%	10/2028		2,348.9	(4)
Sugar PPC Buyer LLC	950 Third Avenue, New York, NY 10022	Food & Beverage	First lien senior secured loan	11.33%	SOFR (M)	6.00%	10/2030		24,937.5
Summer (BC) Bidco B LLC	4001 Kennett Pike, Suite 302, DE City, DE 19807	Commercial & Professional Services	First lien senior secured loan	10.09%	SOFR (Q)	4.50%	12/2026		1,013.4	(4)
			First lien senior secured loan	10.59%	SOFR (Q)	5.00%	02/2029		3,977.1	(4)
Sunbit Receivables Trust IV (102)	10940 Wilshire Boulevard, Suite 1850, Los Angeles, CA 90024	Financial Services	Private asset-backed investment	12.60%	SOFR (M)	7.25%	12/2026		1,323.9
Sunvair Aerospace Group, Inc. and GB Helios Holdings, L.P. (103)	29145 The Old Road, Valencia, CA 91355	Capital Goods	First lien senior secured loan	10.35%	SOFR (S)	5.00%	05/2031		31,961.4
			Series A common units					0.58%	996.0

Surgery Center Holdings, Inc.	340 Seven Springs Way, Brentwood, TN 37027	Health Care Services	First lien senior secured loan	8.09%	SOFR (S)	2.75%	12/2030		12,555.0	(4)
SV Newco 2, Inc. (104)	24 Akerley Boulevard, Unit 1, Dartmouth, NS B3B 1J3, Canada	Commercial & Professional Services	First lien senior secured loan	10.10%	SOFR (Q)	4.75%	06/2031		17,372.9	(4)
Switch Master Holdco LLC	7135 S Decatur Boulevard, Las Vegas, NV 89118	Telecommunication Services	First lien senior secured loan	8.33%	SOFR (S)	3.00%	12/2025		16,370.2
TCIFC 2023-2	875 3rd Avenue, New York, NY 10022	Investment Funds and Vehicles	Collaterized loan obligation	10.62%	SOFR (Q)	5.30%	07/2035		2,521.8	(4)
TEAM Services Group, LLC	3131 Camino del Rio N, Suite 650, San Diego, CA 92108	Health Care Services	First lien senior secured loan	10.01%	SOFR (S)	4.75%	12/2027		4,912.5
Tempo Acquisition, LLC	4 Overlook Point, Suite 4OP, Lincolnshire, IL 60069	Commercial & Professional Services	First lien senior secured loan	7.59%	SOFR (M)	2.25%	08/2028		5,854.0	(4)
Tenable Holdings, Inc.	6100 Merriweather Drive, 12th Floor, Columbia, MD 21044	Software & Services	First lien senior secured loan	8.21%	SOFR (M)	2.75%	07/2028		5,402.4	(4)
Teneo Holdings LLC	280 Park Avenue, 4th Floor, New York, NY 10017	Commercial & Professional Services	First lien senior secured loan	10.09%	SOFR (M)	4.75%	03/2031		5,461.1
The Edelman Financial Center, LLC	540 Madison Avenue, Suite 27B, New York, NY 10022	Financial Services	Second lien senior secured loan	10.59%	SOFR (M)	5.25%	10/2028		62,989.9	(4)
The Hiller Companies, LLC (105)	3751 Joy Springs Drive, Mobile, AL 36693	Commercial & Professional Services	First lien senior secured revolving loan	10.34%	SOFR (Q)	5.00%	06/2030		98.8
			First lien senior secured loan	10.34%	SOFR (Q)	5.00%	06/2030		24,096.4
THPT 2023-THL	600 Third Avenue, 40th Floor, New York, NY 10016	Investment Funds and Vehicles	Commercial mortgage-backed security	10.74%			12/2034		5,026.3	(4)
Tikehau Ruby CLO Equity LP (106)	412 W 15th Street, 17th Floor, New York, NY 10011	Investment Funds and Vehicles	Private asset-backed investment	13.71%	Euribor (Q)	10.00%		2.38%	1,397.7	(4)
Tikehau Topaz LP (107)	412 W 15th Street, 17th Floor, New York, NY 10011	Investment Funds and Vehicles	Private asset-backed investment	9.00%				4.72%	1,989.9	(4)
TK Elevator Midco GmbH	Maximilianstrasse 11, Munich, Bavaria 80539, Germany	Financial Services	First lien senior secured loan	8.79%	SOFR (S)	3.50%	04/2030		4,490.1	(4)
Touchdown Acquirer Inc. (108)	1131 Broadway Street, Dayton, TN 37321	Materials	First lien senior secured loan	9.33%	SOFR (Q)	4.00%	02/2031		1,795.5	(4)
TransDigm Inc.	1301 E 9th Street, Suite 3000, Cleveland, OH 44114	Capital Goods	First lien senior secured loan	7.84%	SOFR (Q)	2.50%	02/2031		24,129.0	(4)
			First lien senior secured loan	8.08%	SOFR (Q)	2.75%	03/2030		16,624.7	(4)
			First lien senior secured loan	8.08%	SOFR (Q)	2.75%	08/2028		2,460.5	(4)
TransMontaigne Operating Company L.P.	1670 Broadway, Suite 3100, Denver, CO 80202	Energy	First lien senior secured loan	8.96%	SOFR (M)	3.50%	11/2028		6,990.8
Trident TPI Holdings, Inc.	460 E Swedesford Road, Suite 3000, Wayne, PA 19087	Materials	First lien senior secured loan	9.32%	SOFR (Q)	4.00%	09/2028		28,846.8
Truck-Lite Co., LLC, Ecco Holdings Corp. and Clarience Technologies, LLC (109)	1067 Centre Road, Auburn Hills, MI 48326	Automobiles & Components	First lien senior secured revolving loan	11.08%	SOFR (M)	5.75%	02/2030		50.2
			First lien senior secured loan	11.07%	SOFR (Q)	5.75%	02/2031		34,050.6
			Class A common units					0.11%	2,636.0
Truist Insurance Holdings, LLC (110)	3201 Beechleaf Court, Raleigh, NC 27604	Insurance Services	First lien senior secured revolving loan	8.58%	SOFR (M)	3.25%	05/2029		436.1
TSS Buyer, LLC (111)	620 Hearst Avenue, Berkeley, CA 94710	Consumer Services	First lien senior secured loan	10.98%	SOFR (Q)	5.50%	06/2029		7,960.8

Ultra Clean Holdings, Inc.	26462 Corporate Avenue, Hayward, CA 94545	Semiconductors & Semiconductor Equipment	First lien senior secured loan	8.84%	SOFR (M)	3.50%	02/2028		5,972.0	(4)
United Digestive MSO Parent, LLC and Koln Co-Invest Unblocked, LP (112)	1355 Peachtree Street NE, Suite 1600, Atlanta, GA 30309	Health Care Services	First lien senior secured revolving loan	11.83%	SOFR (Q)	6.50%	03/2029		566.0
			First lien senior secured loan	11.98%	SOFR (Q)	6.50%	03/2029		10,620.3
			Class A interests					0.03%	116.9
United Talent Agency LLC	9336 Civic Center Drive, Beverly Hills, CA 90210	Media & Entertainment	First lien senior secured loan	9.08%	SOFR (M)	3.75%	07/2028		12,031.0
University Support Services LLC	3500 Sunrise Highway, Building 300, Great River, NY 11739	Education	First lien senior secured loan	8.09%	SOFR (M)	2.75%	02/2029		4,980.6	(4)
Univision Communications Inc.	500 Frank W Burr Boulevard, Teaneck, NJ 07666	Media & Entertainment	First lien senior secured loan	8.71%	SOFR (M)	3.25%	03/2026		2,572.8
			First lien senior secured loan	8.93%	SOFR (Q)	3.50%	06/2027		3,562.9
			First lien senior secured loan	8.96%	SOFR (M)	3.50%	01/2029		1,975.8
UP Intermediate II LLC and UPBW Blocker LLC (113)	2606 Baldwin Road, Greenwood, MS 38930	Commercial & Professional Services	First lien senior secured revolving loan				03/2030		-
			First lien senior secured loan	10.58%	SOFR (Q)	5.25%	03/2031		2,463.5
			Common units					1.15%	3,179.0
UserZoom Technologies, Inc.	10 Almaden Boulevard, Suite 250, San Jose, CA 95113	Software & Services	First lien senior secured loan	12.81%	SOFR (Q)	7.50%	04/2029		628.1
USI, Inc.	3611 Paesanos Parkway, Suite 300, San Antonio, TX 78231	Insurance Services	First lien senior secured loan	8.08%	SOFR (Q)	2.75%	09/2030		8,528.5
			First lien senior secured loan	8.08%	SOFR (S)	2.75%	11/2029		19,379.5
Vantage Data Centers Europe S.a r.l. (114)	2 Rue Peternelchen, Howald, 2370, Luxembourg	Equity Real Estate Investment Trusts (REITs)	Private asset-backed investment	10.40%	Euribor (M)	6.75%	05/2029		528.8	(4)
Vertex Service Partners, LLC and Vertex Service Partners Holdings, LLC (115)	101 S Tryon Street, Charlote, NC 28202	Consumer Services	First lien senior secured revolving loan	10.83%	SOFR (M)	5.50%	11/2030		422.0
			First lien senior secured loan	10.82%	SOFR (Q)	5.50%	11/2030		25,658.5
			Class B common units					0.19%	628.1
Viant Medical Holdings, Inc.	405 W Geneva Drive, Tempe, AZ 85282	Health Care Services	First lien senior secured loan	9.21%	SOFR (M)	3.75%	07/2025		45,141.7
			Second lien senior secured loan	13.21%	SOFR (M)	7.75%	07/2026		148.5
Vobev, LLC and Vobev Holdings, LLC (116)	5454 W 150 S, Salt Lake City, UT 84104	Materials	First lien senior secured revolving loan	10.43%	SOFR (S)	5.00%	04/2028		0.7
			First lien senior secured loan	9.18%	SOFR (Q)	3.75%	04/2028		5,250.8
VOYA 2022-3	230 Park Avenue, New York, NY 10169	Investment Funds and Vehicles	Collaterized loan obligation	9.82%	SOFR (Q)	4.50%	10/2036		2,016.4	(4)
VS Buyer, LLC	2520 Northwinds Parkway, Alpharetta, GA 30009	Software & Services	First lien senior secured loan	8.58%	SOFR (M)	3.25%	04/2031		7,589.9
W.S. Connelly & Co., LLC and WSC Ultimate Holdings, LLC (117)	2501 Oak Lake Boulevard, Midlothian, VA 23112	Commercial & Professional Services	First lien senior secured revolving loan	9.33%	SOFR (Q)	4.00%	05/2030		5,862.7
			First lien senior secured loan	10.58%	SOFR (Q)	5.25%	05/2030		18,170.3
			Class A preferred units	10.00% PIK				1.11%	1,193.0
			Class A common units					1.11%	-

Wand Newco 3, Inc.	200 Bellevue Parkway, Suite 210, Wilmington, DE 19809	Automobiles & Components	First lien senior secured loan	9.09%	SOFR (M)	3.75%	01/2031		31,883.7
Waystar Technologies, Inc.	2055 Sugarloaf Circle, Suite 600, Duluth, GA 30097	Health Care Services	First lien senior secured loan	8.10%	SOFR (S)	2.75%	10/2029		10,766.9
WCG Intermediate Corp.	212 Carnegie Center, Suite 301, Princeton, NJ 08540	Pharmaceuticals, Biotechnology & Life Sciences	First lien senior secured loan	8.84%	SOFR (M)	3.50%	01/2027		31,539.2
WCI-BXC Purchaser, LLC and WCI-BXC Investment Holdings, L.P. (118)	39 Labombard Road, Lebanon, NH 03766	Pharmaceuticals, Biotechnology & Life Sciences	First lien senior secured loan	11.59%	SOFR (Q)	6.25%	11/2030		4,436.5
			Limited partnership interests					0.16%	729.1
Webpros Luxembourg S.a.r.l.	14 Rue Robert Stümper, Luxembourg 2557, Luxembourg	Software & Services	First lien senior secured loan	9.34%	SOFR (M)	4.00%	03/2031		9,647.8	(4)
WEC US Holdings Ltd.	20 Stanwix Street, Pittsburgh, PA 15222	Capital Goods	First lien senior secured loan	8.09%	SOFR (M)	2.75%	01/2031		20,822.3
Wellington Bidco Inc. and Wellington TopCo LP (119)	555 California Street, San Francisco, CA 94104	Software & Services	First lien senior secured revolving loan	10.34%	SOFR (Q)	5.00%	06/2030		1,102.9
			First lien senior secured loan	10.34%	SOFR (Q)	5.00%	06/2030		51,206.0
			Class A-2 preferred units	8.00% PIK				0.37%	2,106.0
Whatabrands LLC	300 Concord Plaza Drive, San Antonio, TX 78216	Consumer Services	First lien senior secured loan	8.09%	SOFR (M)	2.75%	08/2028		12,933.9
White Cap Supply Holdings, LLC	6250 Brook Hollow Parkway, Suite 100, Norcross, GA 30071	Capital Goods	First lien senior secured loan	8.58%	SOFR (S)	3.25%	10/2029		4,005.2
William Morris Endeavor Entertainment, LLC (IMG Worldwide Holdings, LLC)	9601 Wilshire Boulevard, Beverly Hills, CA 90210	Media & Entertainment	First lien senior secured loan	8.21%	SOFR (M)	2.75%	05/2025		29,567.1	(4)
Wilsonart LLC	2501 Wilsonart Drive, PO Box 6110, Temple, TX 76503	Capital Goods	First lien senior secured loan	8.68%	SOFR (Q)	3.25%	12/2026		24,901.2
World Insurance Associates, LLC and World Associates Holdings, LLC (120)	100 Wood Avenue S, 4th Floor, Iselin, NJ 08830	Insurance Services	First lien senior secured revolving loan				04/2028		-
			First lien senior secured loan				04/2028		-
Worldwide Produce Acquisition, LLC and REP WWP Coinvest IV, L.P. (121)	2652 Long Beach Avenue, Unit 2, Long Beach, CA 90058	Consumer Staples Distribution & Retail	First lien senior secured revolving loan				01/2029		-
			First lien senior secured loan	11.58%	SOFR (Q)	6.25%	01/2029		7,655.7
			Common units					0.02%	32.3
Xplor T1, LLC	11330 Olive Boulevard, Suite 200, Creve Coeur, MS 63141	Commercial & Professional Services	First lien senior secured loan	9.60%	SOFR (Q)	4.25%	06/2031		11,142.1
Zayo Group Holdings, Inc.	1821 30th Street, Unit A, Boulder, CO 80301	Telecommunication Services	First lien senior secured loan	8.46%	SOFR (M)	3.00%	03/2027		15,852.9
Zelis Cost Management Buyer, Inc.	149 Newbury Street, Boston, MA 02116	Health Care Services	First lien senior secured loan	8.09%	SOFR (M)	2.75%	09/2029		15,380.5
ZocDoc, Inc.	568 Broadway, 9th Floor, New York, NY 10012	Software & Services	First lien senior secured loan	11.83%	SOFR (M)	6.50%	05/2029		32,093.8
Zuffa Guarantor LLC	200 5th Avenue, New York, NY 10010	Media & Entertainment	First lien senior secured loan	8.34%	SOFR (Q)	2.75%	04/2026		10,903.0	(4)

Total Investments									$5,351,428.1

Footnote	Explanation
(1)	Variable rate loans to the Fund’s portfolio companies bear interest at a rate that may be determined by reference to the Secured Overnight Financing Rate (“SOFR”) or an alternate base rate (commonly based on the Federal Funds Rate or the Prime Rate), at the borrower’s option, which reset annually (A), semi-annually (S), quarterly (Q), bi-monthly (B), monthly (M) or daily (D). For each such loan, the Fund has provided the interest rate in effect on the date presented.
(2)	Percentages shown for warrants or convertible preferred stock held represents the percentages of common stock we may own on a fully diluted basis, assuming we exercise our warrants or convert our preferred stock to common stock.
(3)	As defined in the Investment Company Act, we are an "Affiliate" of this portfolio company because we own 5% or more of the portfolio company's outstanding voting securities.
(4)	This portfolio company is not a qualifying asset under Section 55(a) of the Investment Company Act. Under the Investment Company Act, the Fund may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of the Fund's total assets. Pursuant to Section 55(a) of the Investment Company Act 24% of the Fund's total assets are represented by investments at fair value and other assets that are considered "non-qualifying assets" as of June 30, 2024.
(5)	$4,646.6 of total commitment of $4,646.6 remains undrawn as of June 30, 2024
(6)	$13,584.9 of total commitment of $13,584.9 remains undrawn as of June 30, 2024
(7)	$385.9 of total commitment of $385.9 remains undrawn as of June 30, 2024
(8)	$15,000.0 of total commitment of $15,000.0 remains undrawn as of June 30, 2024
(9)	$1,056.3 of total commitment of $1,056.3 remains undrawn as of June 30, 2024
(10)	$10,104.6 of total commitment of $11,435.2 remains undrawn as of June 30, 2024
(11)	$547.9 of total commitment of $547.9 remains undrawn as of June 30, 2024
(12)	$3,393.9 of total commitment of $3,393.9 remains undrawn as of June 30, 2024
(13)	$2,142.4 of total commitment of $2,142.4 remains undrawn as of June 30, 2024
(14)	$1,764.9 of total commitment of $2,675.9 remains undrawn as of June 30, 2024
(15)	$10,026.0 of total commitment of $10,026.0 remains undrawn as of June 30, 2024
(16)	$35,275.0 of total commitment of $35,275.0 remains undrawn as of June 30, 2024
(17)	$16,132.7 of total commitment of $18,115.7 remains undrawn as of June 30, 2024
(18)	$3,440.4 of total commitment of $3,440.4 remains undrawn as of June 30, 2024
(19)	$4,214.0 of total commitment of $4,214.7 remains undrawn as of June 30, 2024
(20)	$21,815.7 of total commitment of $33,329.5 remains undrawn as of June 30, 2024
(21)	$22,688.7 of total commitment of $22,688.7 remains undrawn as of June 30, 2024
(22)	$1,595.7 of total commitment of $1,595.7 remains undrawn as of June 30, 2024
(23)	$1,453.9 of total commitment of $1,453.9 remains undrawn as of June 30, 2024
(24)	$3,706.6 of total commitment of $3,706.6 remains undrawn as of June 30, 2024
(25)	$5,384.6 of total commitment of $5,384.6 remains undrawn as of June 30, 2024
(26)	$4,310.3 of total commitment of $4,310.3 remains undrawn as of June 30, 2024
(27)	$3,948.4 of total commitment of $3,948.4 remains undrawn as of June 30, 2024
(28)	$1.5 of total commitment of $1.5 remains undrawn as of June 30, 2024
(29)	$1,470.6 of total commitment of $1,470.6 remains undrawn as of June 30, 2024
(30)	$2,209.6 of total commitment of $2,262.5 remains undrawn as of June 30, 2024
(31)	$1,757.5 of total commitment of $3,693.2 remains undrawn as of June 30, 2024
(32)	$410.8 of total commitment of $410.8 remains undrawn as of June 30, 2024
(33)	$0.5 of total commitment of $1.0 remains undrawn as of June 30, 2024
(34)	$2,586.2 of total commitment of $2,586.2 remains undrawn as of June 30, 2024
(35)	$3,292.7 of total commitment of $3,292.7 remains undrawn as of June 30, 2024
(36)	$12,843.0 of total commitment of $12,896.5 remains undrawn as of June 30, 2024
(37)	$26,891.7 of total commitment of $26,891.7 remains undrawn as of June 30, 2024
(38)	$12,598.2 of total commitment of $12,598.2 remains undrawn as of June 30, 2024
(39)	$8,750.0 of total commitment of $8,750.0 remains undrawn as of June 30, 2024
(40)	$3,923.0 of total commitment of $4,224.4 remains undrawn as of June 30, 2024
(41)	$2,674.4 of total commitment of $2,674.4 remains undrawn as of June 30, 2024
(42)	$972.5 of total commitment of $972.5 remains undrawn as of June 30, 2024
(43)	$745.7 of total commitment of $745.7 remains undrawn as of June 30, 2024
(44)	$1,264.2 of total commitment of $1,264.2 remains undrawn as of June 30, 2024
(45)	$2,002.4 of total commitment of $2,002.4 remains undrawn as of June 30, 2024
(46)	$32,500.0 of total commitment of $32,500.0 remains undrawn as of June 30, 2024
(47)	$13,259.3 of total commitment of $13,259.3 remains undrawn as of June 30, 2024
(48)	$2,349.6 of total commitment of $2,349.6 remains undrawn as of June 30, 2024
(49)	$5,659.5 of total commitment of $5,659.5 remains undrawn as of June 30, 2024
(50)	$535.5 of total commitment of $1,607.1 remains undrawn as of June 30, 2024
(51)	$9,645.5 of total commitment of $9,645.5 remains undrawn as of June 30, 2024
(52)	$8,634.6 of total commitment of $8,634.6 remains undrawn as of June 30, 2024
(53)	$1,885.8 of total commitment of $1,885.8 remains undrawn as of June 30, 2024
(54)	$3,427.0 of total commitment of $3,427.0 remains undrawn as of June 30, 2024
(55)	$3,513.4 of total commitment of $3,513.4 remains undrawn as of June 30, 2024
(56)	$2,659.5 of total commitment of $2,659.5 remains undrawn as of June 30, 2024
(57)	$999.8 of total commitment of $999.8 remains undrawn as of June 30, 2024
(58)	$39,000.0 of total commitment of $65,000.0 remains undrawn as of June 30, 2024
(59)	$4,737.6 of total commitment of $4,737.6 remains undrawn as of June 30, 2024
(60)	$4,104.5 of total commitment of $4,104.5 remains undrawn as of June 30, 2024
(61)	$1,825.5 of total commitment of $1,826.1 remains undrawn as of June 30, 2024
(62)	$5,359.3 of total commitment of $5,359.3 remains undrawn as of June 30, 2024
(63)	$15,983.6 of total commitment of $15,983.6 remains undrawn as of June 30, 2024
(64)	$1,044.1 of total commitment of $1,102.9 remains undrawn as of June 30, 2024
(65)	$735.5 of total commitment of $735.5 remains undrawn as of June 30, 2024
(66)	$5,590.7 of total commitment of $5,658.9 remains undrawn as of June 30, 2024
(67)	$1,990.0 of total commitment of $1,990.0 remains undrawn as of June 30, 2024
(68)	$32,570.0 of total commitment of $32,570.0 remains undrawn as of June 30, 2024
(69)	$1,147.0 of total commitment of $1,529.3 remains undrawn as of June 30, 2024
(70)	$182.2 of total commitment of $182.2 remains undrawn as of June 30, 2024
(71)	$2,150.5 of total commitment of $2,150.8 remains undrawn as of June 30, 2024
(72)	$5,027.9 of total commitment of $5,027.9 remains undrawn as of June 30, 2024
(73)	$5,386.9 of total commitment of $5,526.3 remains undrawn as of June 30, 2024
(74)	$13,407.5 of total commitment of $13,407.5 remains undrawn as of June 30, 2024
(75)	$16,374.0 of total commitment of $16,631.3 remains undrawn as of June 30, 2024
(76)	$1,697.6 of total commitment of $1,697.6 remains undrawn as of June 30, 2024
(77)	$9,199.3 of total commitment of $9,653.8 remains undrawn as of June 30, 2024
(78)	$7.4 of total commitment of $7.4 remains undrawn as of June 30, 2024
(79)	$4,591.7 of total commitment of $4,956.6 remains undrawn as of June 30, 2024
(80)	$2,866.7 of total commitment of $3,450.0 remains undrawn as of June 30, 2024
(81)	$5,803.6 of total commitment of $5,803.6 remains undrawn as of June 30, 2024
(82)	$2,728.0 of total commitment of $2,728.0 remains undrawn as of June 30, 2024
(83)	$998.6 of total commitment of $998.6 remains undrawn as of June 30, 2024
(84)	$7,071.9 of total commitment of $7,072.4 remains undrawn as of June 30, 2024
(85)	$3,429.9 of total commitment of $3,429.9 remains undrawn as of June 30, 2024
(86)	$4,266.7 of total commitment of $4,266.7 remains undrawn as of June 30, 2024
(87)	$4,172.8 of total commitment of $4,411.4 remains undrawn as of June 30, 2024
(88)	$1,843.3 of total commitment of $1,843.3 remains undrawn as of June 30, 2024
(89)	$7,139.2 of total commitment of $7,139.2 remains undrawn as of June 30, 2024
(90)	$7,905.4 of total commitment of $7,905.4 remains undrawn as of June 30, 2024
(91)	$0.8 of total commitment of $2.0 remains undrawn as of June 30, 2024
(92)	$23,479.1 of total commitment of $24,507.3 remains undrawn as of June 30, 2024
(93)	$357.1 of total commitment of $357.1 remains undrawn as of June 30, 2024
(94)	$61,472.5 of total commitment of $62,558.2 remains undrawn as of June 30, 2024
(95)	$26,456.3 of total commitment of $26,456.3 remains undrawn as of June 30, 2024
(96)	$8,783.8 of total commitment of $8,783.8 remains undrawn as of June 30, 2024
(97)	$2,640.3 of total commitment of $5,940.6 remains undrawn as of June 30, 2024
(98)	$1,051.5 of total commitment of $1,051.5 remains undrawn as of June 30, 2024
(99)	$2,702.7 of total commitment of $2,702.7 remains undrawn as of June 30, 2024
(100)	$6,976.0 of total commitment of $7,345.3 remains undrawn as of June 30, 2024
(101)	$2,435.5 of total commitment of $2,435.5 remains undrawn as of June 30, 2024
(102)	$1,376.1 of total commitment of $2,700.0 remains undrawn as of June 30, 2024
(103)	$38,101.9 of total commitment of $38,101.9 remains undrawn as of June 30, 2024
(104)	$17,637.5 of total commitment of $17,637.5 remains undrawn as of June 30, 2024
(105)	$10,794.2 of total commitment of $10,935.3 remains undrawn as of June 30, 2024
(106)	$433.6 of total commitment of $433.6 remains undrawn as of June 30, 2024
(107)	$1,519.8 of total commitment of $1,519.8 remains undrawn as of June 30, 2024
(108)	$391.9 of total commitment of $391.9 remains undrawn as of June 30, 2024
(109)	$7,405.9 of total commitment of $7,531.4 remains undrawn as of June 30, 2024
(110)	$4,384.4 of total commitment of $4,792.2 remains undrawn as of June 30, 2024
(111)	$1,985.1 of total commitment of $1,985.1 remains undrawn as of June 30, 2024
(112)	$3,679.3 of total commitment of $4,245.3 remains undrawn as of June 30, 2024
(113)	$2,174.8 of total commitment of $2,210.2 remains undrawn as of June 30, 2024
(114)	$3,176.9 of total commitment of $3,176.9 remains undrawn as of June 30, 2024
(115)	$8,455.2 of total commitment of $8,877.2 remains undrawn as of June 30, 2024
(116)	$283.1 of total commitment of $283.9 remains undrawn as of June 30, 2024
(117)	$24,710.4 of total commitment of $30,692.8 remains undrawn as of June 30, 2024
(118)	$194.6 of total commitment of $194.6 remains undrawn as of June 30, 2024
(119)	$17,637.0 of total commitment of $18,826.7 remains undrawn as of June 30, 2024
(120)	$25,000.0 of total commitment of $25,000.0 remains undrawn as of June 30, 2024
(121)	$796.3 of total commitment of $853.1 remains undrawn as of June 30, 2024

MANAGEMENT OF THE FUND

Board of Trustees

Our business and affairs are managed under the direction of our board of trustees (the “Board of Trustees”). The responsibilities of the Board of Trustees include, among other things, the oversight of our investment activities, the oversight of the monthly valuation of our assets by our investment adviser (our Board of Trustees’ valuation designee), oversight of our financing arrangements and corporate governance activities. Our Board of Trustees consists of seven members, four of whom are not “interested persons” of the Fund or of our investment adviser as defined in Section 2(a)(19) of the Investment Company Act and are “independent,” as determined by our Board of Trustees. We refer to these individuals as our independent Trustees. Our Board of Trustees elects our executive officers, who serve at the discretion of the Board of Trustees.

Trustees

Information regarding the Board of Trustees is as follows:

Name, Address and Age(1)	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolio Companies in Fund Complex Overseen by Trustee(1)(2)	Other Directorships Held by Trustee
Independent Trustees
Sandra R. Anceleitz, 58	Trustee	Since 2022 (term expires 2026)	Sandra R. Anceleitz currently dedicates her time to non-profit work. From 1997 to 2010, Sandra R. Anceleitz served as Managing Director of the Global Loan Sales Group for Bank of America/Merrill Lynch.	1
Ann Torre Bates, 66	Trustee	Since 2022 (term expires 2026)	Ann Torre Bates currently dedicates her time to serving on boards of directors of several companies in the financial sector. From 1997 to 2012, Ann Torre Bates was a strategic and financial consultant, principally with respect to corporate finance matters.	2	15 investment companies in the Franklin Templeton Group of Mutual Funds, Ares Capital Corporation

Name, Address and Age(1)	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolio Companies in Fund Complex Overseen by Trustee(1)(2)	Other Directorships Held by Trustee
Steven B. McKeever, 64	Trustee	Since 2022 (term expires 2026)	Since 1997, Steven B. McKeever has been Chief Executive Officer of Hidden Beach Recordings, an independent record label based in Los Angeles, California.	2	Ares Capital Corporation
Eric B. Siegel, 66	Lead Independent Trustee	Since 2022 (term expires 2026)	Since 2005, Eric B. Siegel has served as Senior Advisor to the Chairman of the Milwaukee Brewers Baseball Club and a member of the Club’s Board of Advisors. From 1996 to 2020, Eric B. Siegel was a director of El Paso Electric Company, a New York Stock Exchange (“NYSE”) publicly traded utility company, where he also served as Chairman of the Executive Committee and Nominating and Governance Committee and member of the Audit Committee and Security Committee.	2	Ares Capital Corporation

Name, Address and Age(1)	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolio Companies in Fund Complex Overseen by Trustee(1)(2)	Other Directorships Held by Trustee
Interested Trustees
R. Kipp deVeer, 51(3)	Trustee and Chairman of the Board	Since 2022 (term expires 2026)	Since September 2022, R. Kipp deVeer has served as an interested trustee and Chairman of the Board of Trustees of the Fund. R. Kipp deVeer is an interested director and Chief Executive Officer of Ares Capital Corporation (NASDAQ: ARCC). R. Kipp deVeer is a Director and Partner of Ares and serves on the Ares Executive Management Committee. R. Kipp deVeer is a member of the investment adviser’s ASIF Investment Committee (the “ASIF Investment Committee”), Ares Credit Group’s U.S. Direct Lending, European Direct Lending and Pathfinder Investment Committees and the Ares Insurance Solutions Investment Committee.	2	Ares Management Corporation, Ares Capital Corporation

Name, Address and Age(1)	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolio Companies in Fund Complex Overseen by Trustee(1)(2)	Other Directorships Held by Trustee
Mitchell Goldstein, 57(4)	Trustee and Co-Chief Executive Officer	Since 2022 (term expires 2026)	Since September 2022, Mitchell Goldstein has served as an interested trustee of the Fund and a Co-Chief Executive Officer of the Fund. Mitchell Goldstein is a Co-President of Ares Capital Corporation (NASDAQ: ARCC). Mitchell Goldstein is a Partner and Co-Head of the Ares Credit Group. He serves on the Ares Executive Management Committee. He is also Vice President and interested trustee of CION Ares Diversified Credit Fund. Mitchell Goldstein is a member of the ASIF Investment Committee, the Ares Credit Group’s U.S. Direct Lending, Commercial Finance, Pathfinder and the Ivy Hill Asset Management Investment Committees, the Ares Infrastructure Debt Investment Committee, and the Ares Asia Direct Lending (Australia) Investment Committee.	1	CION Ares Diversified Credit Fund

Name, Address and Age(1)	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolio Companies in Fund Complex Overseen by Trustee(1)(2)	Other Directorships Held by Trustee
Michael L. Smith, 53(5)	Trustee and Co-Chief Executive Officer	Since 2022 (term expires 2026)	Since September 2022, Michael L. Smith has served as an interested Trustee of the Fund and a Co-Chief Executive Officer of the Fund. Michael L. Smith is an interested director of Ares Capital Corporation. Michael L. Smith is a Partner and Co-Head of the Ares Credit Group, Vice President of CION Ares Diversified Credit Fund and he serves on the Ares Executive Management Committee. Michael L. Smith is a member of the ASIF Investment Committee, Ares Credit Group’s U.S. Direct Lending, Opportunistic Credit and Commercial Finance Investment Committees, the Ivy Hill Asset Management Investment Committee, the Ares Secondaries Group's Private Equity Investment Committee, and the Ares Infrastructure Group's Infrastructure Opportunities, Climate Infrastructure Partners and Infrastructure Debt Investment Committees.	2	Ares Capital Corporation

(1)	The business address for R. Kipp deVeer, Mitchell Goldstein and Michael L. Smith is c/o Ares Strategic Income Fund, 245 Park Avenue, 44th Floor, New York, New York 10167. The business address for each of the other trustees, executive officers and certain other officers listed in the table is c/o Ares Strategic Income Fund, 1800 Avenue of the Stars, Suite 1400, Los Angeles, CA 90067.

(2)	Include, in each case, the Fund. The “Fund Complex” consists of the Fund and Ares Capital Corporation.

(3)	R. Kipp deVeer is an interested Trustee because he is an interested director of and the Chief Executive Officer of Ares Capital Corporation, a Partner of Ares Management, an officer of the investment adviser, a member of the Ares Executive Management Committee and serves on the ASIF Investment Committee.

(4)	Mitchell Goldstein is an interested Trustee because he is the Co-Chief Executive Officer of the Fund, Co-President of Ares Capital Corporation, a Partner in and Co-Head of the Ares Credit Group, Vice President and interested trustee of CION Ares Diversified Credit Fund, a member of the Ares Executive Management Committee and serves on the ASIF Investment Committee.

(5)	Michael L. Smith is an interested Trustee because he is the Co-Chief Executive Officer of the Fund, an interested director of Ares Capital Corporation, a Partner in and Co-Head of the Ares Credit Group, Vice President of CION Ares Diversified Credit Fund, a member of the Ares Executive Management Committee and serves on the ASIF Investment Committee.

Executive Officers and Certain Other Officers Who are Not Trustees

Information regarding our executive officers and certain other officers who are not Trustees is as follows:

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years
Scott C. Lem, 46	Chief Financial Officer and Treasurer	Since 2022 (indefinite term)	Since September 2022, Scott C. Lem has served as Chief Financial Officer and Treasurer of the Fund. Scott C. Lem is Chief Financial Officer and Treasurer of Ares Capital Corporation (NASDAQ: ARCC). He also serves as a Partner and Chief Financial Officer of the Public Credit Funds in the Ares Finance and Accounting Department. Scott C. Lem additionally serves as Chief Financial Officer and Treasurer of Ares Dynamic Credit Allocation Fund, Inc. (NYSE: ARDC) and Chief Financial Officer and Treasurer of CION Ares Diversified Credit Fund.
Joshua M. Bloomstein, 50	General Counsel and Secretary	Since 2022 (indefinite term)	Since September 2022, Joshua M. Bloomstein has served as General Counsel and Secretary of the Fund. Additionally, he is General Counsel, Vice President and Secretary of Ares Capital Corporation (NASDAQ: ARCC), Vice President and Assistant Secretary of CION Ares Diversified Credit Fund, Vice President and Assistant Secretary of Ares Commercial Real Estate Corporation and Vice President and Assistant Secretary of Ares Dynamic Credit Allocation Fund, Inc. (NYSE: ARDC). He joined Ares in November 2006 and currently serves as a Partner and General Counsel (Credit) and Deputy General Counsel (Corporate) of Ares Management.

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years
Paul Cho, 41	Chief Accounting Officer	Since February 2024 (indefinite term)	Since February 2024, Paul Cho has served as Chief Accounting Officer of the Fund. Paul Cho is Chief Accounting Officer of Ares Capital Corporation (NASDAQ: ARCC), a Vice President of CION Ares Diversified Credit Fund and a Vice President of Ares Dynamic Credit Allocation Fund (NYSE: ARDC). Paul Cho joined Ares in 2008 and currently serves as a Managing Director and Chief Accounting Officer in the Finance and Accounting Department of Ares Management.
Angela Lee, 38	Vice President and Assistant Treasurer	Since February 2024 (indefinite term)	Since February 2024, Angela Lee has served as Vice President and Assistant Treasurer of the Fund. Angela Lee is Vice President and Assistant Treasurer of Ares Capital Corporation (NASDAQ: ARCC), a Vice President of CION Ares Diversified Credit Fund and a Vice President of Ares Dynamic Credit Allocation Fund (NYSE: ARDC). Angela Lee joined Ares in 2010 and currently serves as a Managing Director in the Ares Finance and Accounting Department.

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years
Lisa Morgan, 48	Chief Compliance Officer	Since 2022 (indefinite term)	Since September 2022, Lisa Morgan has served as Chief Compliance Officer of the Fund. Lisa Morgan is a Partner and Chief Compliance Officer, Registered Products in the Ares Compliance Group. Lisa Morgan also serves as the Chief Compliance Officer of Ares Dynamic Credit Allocation Fund, Inc. (NYSE: ARDC), CION Ares Diversified Credit Fund, Ares Private Markets Fund and Ares Capital Corporation (NASDAQ: ARCC).
Jana Markowicz, 44	Chief Operating Officer	Since 2023 (indefinite term)	Since January 2023, Jana Markowicz has served as Chief Operating Officer of the Fund and a member of the ASIF Investment Committee. Jana Markowicz is Chief Operating Officer of Ares Capital Corporation (NASDAQ: ARCC). Jana Markowicz joined Ares in 2005 as a member of the U.S. Direct Lending investment team. Jana Markowicz currently serves as Partner, Chief Operating Officer and Head of Product Management & Investor Relations for U.S. Direct Lending in the Ares Credit Group.

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years
Jim Miller, 48	President	Since 2023 (indefinite term)	Since January 2023, Jim Miller has served as President of the Fund and a member of the ASIF Investment Committee. Jim Miller is a Partner in the Ares Credit Group and serves as Co-Head for Ares’ U.S. Direct Lending strategy and serves on Ares’ U.S. Direct Lending Investment Committee. Jim Miller also serves on the Ares Sports, Media and Entertainment Investment Committee and acts as a co-lead for that strategy.
Naseem Sagati Aghili, 42	Vice President	Since 2022 (indefinite term)	Since September 2022, Naseem Sagati Aghili has served as Vice President of the Fund. Naseem Sagati Aghili is Partner, General Counsel and Corporate Secretary of Ares and additionally serves on the Ares Executive Management Committee, Enterprise Risk Committee and the Ares Diversity, Equity and Inclusion Council. She also serves as Vice President of Ares Dynamic Credit Allocation Fund, Inc. (NYSE: ARDC), CION Ares Diversified Credit Fund, Ares Private Markets Fund and Ares Capital Corporation (NASDAQ: ARCC). Prior to being named as General Counsel of Ares in 2020, Naseem Sagati Aghili has served in a variety of roles at Ares since 2009, including most recently Co-General Counsel and General Counsel, Private Equity.

The business address for Joshua M. Bloomstein, Jana Markowicz and Jim Miller is c/o Ares Strategic Income Fund, 245 Park Avenue, 44th Floor, New York, New York 10167. The business address for Lisa Morgan is c/o Ares Strategic Income Fund, 4300 Wilson Blvd., Suite 260, Arlington, VA 22203. The business address for each of the other executive officers and certain other officers listed in the table is c/o Ares Strategic Income Fund, 1800 Avenue of the Stars, Suite 1400, Los Angeles, CA 90067.

Biographical Information

The following is information concerning the business experience of our Board of Trustees, executive officers and certain other officers who are not trustees. Our Trustees have been divided into two groups — interested Trustees and independent Trustees. Interested Trustees are “interested persons” as defined in the Investment Company Act.

Independent Trustees

Sandra R. Anceleitz, 58, has served as a trustee of the Fund since September 2022 and has served on the audit committee and nominating and governance committee since 2022. Sandra R. Anceleitz currently dedicates her time to non-profit work. From 1997 to 2010, Sandra R. Anceleitz served as Managing Director of the Global Loan Sales Group for Bank of America/Merrill Lynch. During her time at Bank of America/Merrill Lynch, Sandra R. Anceleitz also served as Director of the High Yield Bond Sales Group from 1996 to 1997 and Director of the Loan Origination Group from 1994 to 1996. Prior to joining Bank of America/Merrill Lynch, Sandra R. Anceleitz served as Vice President of the Loan Original Group for Chemical Bank. Sandra R. Anceleitz holds a dual B.A. in Business / Economics and Mathematics from Lafayette College and an Executive M.B.A. from the Wharton School of the University of Pennsylvania. The Fund believes that Sandra R. Anceleitz’ experience in the financial sector provides the Board of Trustees with valuable knowledge and insight in the financial services sector.

Ann Torre Bates, 66, has served as a trustee of the Fund since September 2022 and has served as the chairperson of the audit committee since 2022. Ann Torre Bates currently dedicates her time serving on the boards of directors of several companies primarily in the financial sector. From 1997 to 2012, Ann Torre Bates was a strategic and financial consultant, principally with respect to corporate finance matters. From 1995 to 1997, Ann Torre Bates served as Executive Vice President, Chief Financial Officer and Treasurer of NHP, Inc., a national real estate services firm. From 1991 to 1995, Ann Torre Bates was Vice President and Treasurer of US Airways, and held various finance positions from 1988 to 1991. Ann Torre Bates is a director of Ares Capital Corporation (NASDAQ: ARCC) and is the chairperson of its audit committee. She currently serves as a director or trustee of 15 investment companies in the Franklin Templeton Group of Mutual Funds. She previously served as a director of Allied Capital Corporation from 2003 to 2010, SLM Corporation from 1997 to 2014, Navient Corporation from 2014 to 2016 and United Natural Foods, Inc. from 2014 to 2023. Ann Torre Bates holds a B.B.A in Accountancy from the University of Notre Dame and an M.B.A. in Finance and Economics from Cornell University. The Fund believes that Ann Torre Bates’ experience serving as a director of other public companies in the financial sector, as well as her past experience as a Chief Financial Officer, provides the Board of Trustees and, specifically, the audit committee of the Board of Trustees with valuable knowledge and insight in the financial services sector as well as experience in financial and accounting matters.

Steven B. McKeever, 64, has served as a trustee of the Fund since September 2022 and has served as the chairperson of the nominating and governance committee since 2022. Steven B. McKeever is the Chief Executive Officer of Hidden Beach Recordings, an independent record label based in Los Angeles, California, which Steven B. McKeever founded in 1997. From 1991 to 1995, Steven B. McKeever was with Motown Records, where he served as Executive Vice President of Talent and Creative Affairs from 1993 to 1995 and Senior Vice President of Artists and Repertoire from 1991 to 1993. In 1992, Steven B. McKeever created MoJAZZ Records, a subsidiary of Motown Records and served as its President. In 1993, he was instrumental in the sale of Motown Records to PolyGram Records. Steven B. McKeever eventually left Motown Records in 1995 to work on his own entrepreneurial projects. Steven B. McKeever began his career at the law firm of Irell & Manella LLP in Los Angeles as an entertainment lawyer. In 2011, Steven B. McKeever served as the Executive Producer of Entertainment for the dedication of the Martin Luther King, Jr. Memorial in Washington, D.C. Steven B. McKeever currently serves as a director of several organizations. Steven B. McKeever is a director of Ares Capital Corporation (NASDAQ: ARCC) and is the chairperson of its nominating and governance committee. He served as a Governor of the Los Angeles Chapter of The National Academy of Recording Arts and Sciences (a/k/a The GRAMMYs) from 2001 to 2003 and 2008 to 2010 and gives generous time to various charitable organizations such as The City of Hope. Steven B. McKeever received his B.S. from the University of Illinois at Urbana Champaign and received his J.D. from Harvard Law School. The Fund believes that Steven B. McKeever’s diversity of experiences, in particular his small business and entrepreneurial experience, provides the Board of Trustees with unique insight and expertise into the management of small and middle-market companies.

Eric B. Siegel, 66, has served as a trustee of the Fund since September 2022 and has served as the lead independent Trustee of the Board of Trustees since 2022. Eric B. Siegel currently serves on the audit committee and the nominating and governance committee. Since 2005, Eric B. Siegel has served as Special Advisor to the Chairman of the Milwaukee Brewers Baseball Club and a member of the Club’s Board of Advisors. Eric B. Siegel is also a past member of the boards of directors of a number of public and private companies, including Kerzner International Ltd. and El Paso Electric Company. Eric B. Siegel is a retired limited partner of Apollo Advisors, L.P. and Lion Advisors, L.P., private investment management firms. Eric B. Siegel is a director of Ares Capital Corporation (NASDAQ: ARCC), is the lead independent director of its board of directors, and is a member of its audit committee and its nominating and governance committee. Eric B. Siegel is a member of the board of directors of the Friends of the Los Angeles Saban Free Clinic and a past member of the Board of Trustees of the Marlborough School. Eric B. Siegel graduated summa cum laude with a B.A. in History from the University of California, Los Angeles, a member of Phi Beta Kappa and received his J.D. from the University of California, Los Angeles School of Law where he was elected to The Order of the Coif. The Fund believes that Eric B. Siegel’s experience practicing as a corporate lawyer provides valuable insight to the Board of Trustees on regulatory and risk management issues and his experience as a partner in investment firms and over 30 years of experience serving as a director for both public and private companies provide industry specific knowledge and expertise to the Board of Trustees.

Interested Trustees

R. Kipp deVeer, 51, has served as an interested trustee and Chairman of the Board of Trustees of the Fund since September 2022. R. Kipp deVeer joined Ares in May 2004 and currently serves as a Director and Partner of Ares Management Corporation and Head of the Ares Credit Group. He is a member of the Ares Executive Management Committee, the seven-member governing body which controls Ares, and the Ares Diversity, Equity and Inclusion Council. R. Kipp deVeer may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. R. Kipp deVeer is a member of the ASIF Investment Committee, the Ares Credit Group’s U.S. and European Direct Lending Investment Committees and other select Ares Credit Group investment committees. R. Kipp deVeer is also Chief Executive Officer and a director of Ares Capital Corporation (NASDAQ: ARCC). R. Kipp deVeer previously served as President of Ares Capital Corporation from May 2013 to July 2014. R. Kipp deVeer previously served as a director of Ares Management Limited, a subsidiary of Ares Management overseeing the European activities of Ares from 2014 to 2017. Prior to joining Ares, R. Kipp deVeer was a partner at RBC Capital Partners, a division of Royal Bank of Canada, which led the firm’s middle market financing and principal investment business. R. Kipp deVeer joined RBC in October 2001 from Indosuez Capital, where he was Vice President in the Merchant Banking Group. Previously, R. Kipp deVeer worked at J.P. Morgan and Co., both in the Special Investment Group of J.P. Morgan Investment Management, Inc. and the Investment Banking Division of J.P. Morgan Securities Inc. R. Kipp deVeer received a B.A. from Yale University and an M.B.A. from Stanford University’s Graduate School of Business. The Fund believes that R. Kipp deVeer’s depth of experience in investment management, leveraged finance and financial services, as well as his intimate knowledge of our business and operations, gives the Board of Trustees valuable industry specific knowledge and expertise on these and other matters. R. Kipp deVeer is an interested trustee because he is an interested trustee of and the Chief Executive Officer of Ares Capital Corporation, a Partner of Ares Management, an officer of the investment adviser, a member of the Ares Executive Management Committee and serves on the ASIF Investment Committee.

Mitchell Goldstein, 57, has served as an interested trustee and Co-Chief Executive Officer of the Fund since September 2022. Mitchell Goldstein also serves as Co-President of Ares Capital Corporation (NASDAQ: ARCC). Mitchell Goldstein is a Partner and Co-Head of the Ares Credit Group. He is also Vice President and interested trustee of CION Ares Diversified Credit Fund. He is a member of the Executive Management Committee of Ares, and may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. Mitchell Goldstein is a member of the ASIF Investment Committee, the Ares Credit Group’s U.S. Direct Lending and Commercial Finance Investment Committees, the Ivy Hill Asset Management Investment Committee and other select Ares Credit Group investment committees. Prior to joining Ares Management in May 2005, Mitchell Goldstein worked at Credit Suisse First Boston (“CSFB”), where he was a Managing Director in the Financial Sponsors Group. At CSFB, Mitchell Goldstein was responsible for providing investment banking services to private equity funds and hedge funds with a focus on mergers and acquisitions and restructurings as well as capital raisings, including high yield, bank debt, mezzanine debt, and IPOs. Mitchell Goldstein joined CSFB in 2000 at the completion of the merger with Donaldson, Lufkin & Jenrette. From 1998 to 2000, Mitchell Goldstein was at Indosuez Capital, where he was a member of the Investment Committee and a Principal, responsible for originating, structuring and executing leveraged transactions across a broad range of products and asset classes. From 1993 to 1998, Mitchell Goldstein worked at Bankers Trust. He also serves on the Board of Managers of Ivy Hill Asset Management GP, LLC. Mitchell Goldstein graduated summa cum laude from the State University of New York at Binghamton with a B.S. in Accounting, received an M.B.A. from Columbia University’s Graduate School of Business. The Fund believes that Mitchell Goldstein’s depth of experience in investment management, leveraged finance and financial services, as well as his intimate knowledge of our business and operations, gives the Board of Trustees valuable industry specific knowledge and expertise on these and other matters. Mitchell Goldstein is an interested trustee because he is the Co-Chief Executive Officer of the Fund, Co-President of Ares Capital Corporation, a Partner in and Co-Head of the Ares Credit Group, Vice President and interested trustee of CION Ares Diversified Credit Fund, a member of the Ares Executive Management Committee and serves on the ASIF Investment Committee.

Michael L. Smith, 53, has served as an interested trustee and Co-Chief Executive Officer of the Fund since September 2022. Michael L. Smith also serves as a director of Ares Capital Corporation (NASDAQ: ARCC). Michael L. Smith previously served as Co-President of Ares Capital Corporation from July 2014 to October 2022. Michael L. Smith is a Partner and Co-Head of the Ares Credit Group and Vice President of CION Ares Diversified Credit Fund. He serves on the Ares Executive Management Committee. From time to time, he may serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. Michael L. Smith is a member of the ASIF Investment Committee, Ares Credit Group’s U.S. Direct Lending and Commercial Finance Investment Committees, the Ares Private Equity Group’s Special Opportunities Investment Committee and other select Ares Credit Group investment committees. Prior to joining Ares in 2004, Michael L. Smith was a Partner at RBC Capital Partners, a division of Royal Bank of Canada, which led the firm’s middle market financing and principal investment business. Previously, Michael L. Smith worked at Indosuez Capital in their Merchant Banking Group, Kenter, Glastris & Company, and at Salomon Brothers Inc, in their Debt Capital Markets Group and Financial Institutions Group. Michael L. Smith serves on the Board of Directors of the University of Notre Dame’s Wilson Sheehan Lab for Economic Opportunity (LEO), which helps service providers apply scientific evaluation methods to better understand and share effective poverty interventions. Michael L. Smith received a B.S. in Business Administration from the University of Notre Dame and a Masters in Management from Northwestern University’s Kellogg Graduate School of Management. The Fund believes that Michael L. Smith’s depth of experience in investment management, leveraged finance and financial services, as well as his intimate knowledge of our business and operations, gives the Board of Trustees valuable industry specific knowledge and expertise on these and other matters. Michael L. Smith is an interested trustee because he is the Co-Chief Executive Officer of the Fund, an interested director of Ares Capital Corporation, a Partner in and Co-Head of the Ares Credit Group, a member of the Ares Executive Management Committee and serves on the ASIF Investment Committee.

Executive Officers and Certain Other Officers Who are not Trustees

Scott C. Lem, 46, has served as Chief Financial Officer and Treasurer of the Fund since September 2022. Scott C. Lem is Chief Financial Officer and Treasurer of Ares Capital Corporation (NASDAQ: ARCC). Scott C. Lem previously served as Chief Accounting Officer and Vice President of Ares Capital Corporation from May 2013 to February 2024 and as Assistant Treasurer of Ares Capital Corporation from May 2009 to May 2013. Scott C. Lem is a Partner and Chief Financial Officer of the Public Credit Funds in the Ares Finance and Accounting Department. Scott C. Lem also currently serves as Chief Financial Officer and Treasurer of Ares Dynamic Credit Allocation Fund, Inc. (NYSE: ARDC) and Chief Financial Officer and Treasurer of CION Ares Diversified Credit Fund. He may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. From July 2003 to December 2008, Scott C. Lem served as Controller of Ares Management. Prior to joining Ares in July 2003, Scott C. Lem was with Ernst & Young LLP and Arthur Andersen LLP, most recently as a Senior Associate conducting audits for clients across several industries including entertainment, hospitality and real estate. Scott C. Lem graduated summa cum laude with a B.S. in Accounting from the University of Southern California’s Leventhal School of Accounting and summa cum laude with a B.S. in Business Administration from the University of Southern California’s Marshall School of Business. Scott C. Lem has also received an M.B.A. in Finance from UCLA’s Anderson School of Management. Scott C. Lem is a Certified Public Accountant (Inactive).

Joshua M. Bloomstein, 50, has served as General Counsel and Secretary of the Fund since September 2022. Joshua M. Bloomstein is the General Counsel, Vice President and Secretary of Ares Capital Corporation (NASDAQ: ARCC). He joined Ares in November 2006 and currently serves as a Partner and General Counsel (Credit) and Deputy General Counsel (Corporate) of Ares Management, where he focuses on credit, corporate governance and legislative and regulatory matters. Joshua M. Bloomstein also currently serves as Vice President and Assistant Secretary of CION Ares Diversified Credit Fund, Vice President and Assistant Secretary of Ares Commercial Real Estate Corporation, and Vice President and Assistant Secretary of Ares Dynamic Credit Allocation Fund, Inc. (NYSE: ARDC). Joshua M. Bloomstein joined Ares from Latham & Watkins LLP, where he was in its private equity and corporate groups, focusing on mergers and acquisitions transactions and securities law and general corporate and partnership matters. Joshua M. Bloomstein graduated magna cum laude with a B.A. in Political Science from the State University of New York at Albany and received a J.D. degree, magna cum laude, from the University of Miami, where he was elected to The Order of the Coif.

Paul Cho, 41, has served as Chief Accounting Officer of the Fund since February 2024. Paul Cho is Chief Accounting Officer of Ares Capital Corporation (NASDAQ: ARCC). Paul Cho is a Managing Director and Chief Accounting Officer in the Finance and Accounting Department of Ares. He also serves as Vice President of CION Ares Diversified Credit Fund and Vice President of Ares Dynamic Credit Allocation Fund (NYSE: ARDC). Prior to joining Ares in 2008, Paul Cho was at Macias Gini & O’Connell LLP, where he focused on audits of state and local government entities. Paul Cho holds a B.A. from the University of California, Berkeley in Economics.

Angela Lee, 38, has served as Vice President and Assistant Treasurer of the Fund since February 2024. Angela Lee is Vice President and Assistant Treasurer of Ares Capital Corporation (NASDAQ: ARCC). Angela Lee is a Managing Director of the Finance and Accounting Department of Ares. She also serves as a Vice President of CION Ares Diversified Credit Fund and a Vice President of Ares Dynamic Credit Allocation Fund (NYSE: ARDC). Prior to joining Ares in 2010, Angela Lee was a Senior Associate at KPMG LLP, where she focused on audits of financial institutions and banks. Angela Lee holds a B.A. from the University of California, Los Angeles in Applied Mathematics with a concentration in Management and Accounting.

Lisa Morgan, 48, has served as Chief Compliance Officer of the Fund since September 2022. Lisa Morgan currently serves as Chief Compliance Officer of Ares Capital Corporation (NASDAQ: ARCC). Lisa Morgan is a Partner and Chief Compliance Officer, Registered Products in the Ares Compliance Group. Lisa Morgan also serves as the Chief Compliance Officer of Ares Dynamic Credit Allocation Fund, Inc. (NYSE: ARDC), CION Ares Diversified Credit Fund and Ares Private Markets Fund. Prior to joining Ares in 2017, Lisa Morgan was a Partner in the Business Practices Group at Eversheds-Sutherland, where she focused on the formation, regulation and operation of public and private funds, including business development companies. Lisa Morgan holds a B.A. from Providence College in Sociology and Spanish, and a J.D. from the University of North Carolina at Chapel Hill.

Jana Markowicz, 44, has served as Chief Operating Officer of the Fund since January 2023 and is a member of the ASIF Investment Committee. Jana Markowicz is a Partner, Chief Operating Officer and Head of Product Management & Investor Relations for U.S. Direct Lending in the Ares Credit Group. She also serves as the Chief Operating Officer of Ares Capital Corporation (NASDAQ: ARCC). Prior to joining Ares in 2005, Jana Markowicz was an Analyst in the Leveraged Finance Group at Citigroup, formerly Salomon Smith Barney, where she focused on financings for companies across a broad range of industries. Jana Markowicz holds a B.S. from the University of Pennsylvania in Engineering, with a concentration in Economic and Financial Systems.

Jim Miller, 48, has served as President of the Fund since January 2023 and is a member of the ASIF Investment Committee. Jim Miller serves as a Partner, Portfolio Manager and Co-Head of U.S. Direct Lending in the Ares Credit Group. Additionally, Jim Miller serves as a member of the Ares Credit Group’s U.S. Direct Lending Investment Committee. He also serves on the Ares Sports, Media and Entertainment Investment Committee and acts as a co-lead for the strategy. From time to time, he may serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. Prior to joining Ares in 2006, Jim Miller was a Vice President at Silver Point Capital, where he focused on building its sponsor finance business, which led the firm’s middle market financing and principal investing. Previously, Jim Miller was a Vice President at GE Capital, where he was responsible for a variety of investing and investment banking services to private equity funds including high yield, bank debt, mezzanine debt and rescue financing. Jim Miller holds a B.A. from Fairfield University in Economics and an M.B.A. from Columbia University’s Graduate School of Business.

Naseem Sagati Aghili, 42, has served as Vice President of the Fund since September 2022. She joined Ares Management in 2009 and is Partner, General Counsel and Corporate Secretary of Ares. She serves on the Ares Executive Management Committee, Enterprise Risk Committee and Diversity, Equity and Inclusion Council. In her role as General Counsel, she oversees Ares’ Legal & Compliance department including the firm’s Enterprise Risk Management, Internal Audit and Performance functions. She also serves as Vice President of Ares Capital Corporation (NASDAQ: ARCC), Ares Dynamic Credit Allocation Fund, Inc. (NYSE: ARDC), CION Ares Diversified Credit Fund and Ares Private Markets Fund. Prior to being named as General Counsel of Ares in 2020, Naseem Sagati Aghili served in a variety of roles at Ares, including most recently Co-General Counsel and General Counsel, Private Equity. Prior to joining Ares in 2009, Naseem Sagati Aghili was with Proskauer Rose LLP, where she focused on mergers and acquisitions, securities offerings and general corporate matters. Naseem Sagati Aghili holds a B.A. from the University of California Berkeley in Political Economy of Industrial Societies and a J.D. from the University of Southern California Gould School of Law.

Communications with Trustees

Shareholders and other interested parties may contact any member (or all members) of the Board of Trustees by mail. To communicate with the Board of Trustees, any individual Trustees or any group or committee of Trustees, correspondence should be addressed to the Board of Trustees or any such individual Trustees or group or committee of Trustees by either name or title. All such correspondence should be sent c/o Ares Strategic Income Fund, 245 Park Avenue, 44th Floor, New York, New York 10167, Attention: Chief Compliance Officer.

Meetings and Committees of the Board of Trustees

During 2023, our Board of Trustees held nine formal meetings. Our Board of Trustees currently has three committees: an audit committee, a nominating and governance committee and a co-investment committee. We do not have a compensation committee because our executive officers do not receive any direct compensation from us. Under our bylaws, the Fund will hold an annual meeting of shareholders for such business to be properly considered at such meeting. During 2023, the co-investment committee held twenty-three formal meetings, the audit committee held five formal meetings and the nominating and governance committee held no formal meetings.

Audit Committee. The audit committee operates pursuant to a charter approved by our Board of Trustees. The charter sets forth the responsibilities of the audit committee. The primary function of the audit committee is to serve as an independent and objective party to assist the Board of Trustees in selecting, engaging and discharging our independent accountants, reviewing the plans, scope and results of the audit engagement with our independent accountants, approving professional services provided by our independent accountants (including compensation therefore), reviewing the independence of our independent accountants and reviewing the adequacy of our internal controls over financial reporting. The audit committee is presently composed of Sandra R. Anceleitz, Eric B. Siegel and Ann Torre Bates, each of whom is considered independent for purposes of the Investment Company Act. Ann Torre Bates serves as the chair of the Audit Committee. Our Board of Trustees has determined that Sandra R. Anceleitz and Ann Torre Bates each qualify as an “audit committee financial expert” as defined in Item 407 of Regulation S-K under the Exchange Act. Each of the members of the audit committee meet the independence requirements of Rule 10A-3 of the Exchange Act and, in addition, is not an “interested person” of the Fund or of our investment adviser as defined in Section 2(a)(19) of the Investment Company Act.

A copy of the charter of the Audit Committee is available in print to any common shareholder who requests it and it is also available on the Fund’s website at https://areswmsresources.com/investment-solutions/asif/. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

Nominating and Governance Committee. The nominating and governance committee operates pursuant to a charter approved by our Board of Trustees. The charter sets forth the responsibilities of the nominating and governance committee, including making nominations for the appointment or election of independent Trustees. The nominating and governance committee consists of Eric B. Siegel, Steven B. McKeever and Sandra R. Anceleitz, each of whom is considered independent for purposes of the Investment Company Act. Steven B. McKeever serves as the chair of the Nominating and Governance Committee.

The Nominating and Governance Committee will consider nominees to the Board of Trustees recommended by a shareholder, if such shareholder complies with the advance notice provisions of our bylaws. Our bylaws provide that a shareholder who wishes to nominate a person for election as a Trustee at a meeting of shareholders must deliver written notice to our Corporate Secretary. This notice must contain, as to each nominee, all of the information relating to such person as would be required to be disclosed in a proxy statement meeting the requirements of Regulation 14A under the Exchange Act, and certain other information set forth in the bylaws. In order to be eligible to be a nominee for election as a Trustee by a shareholder, such potential nominee must deliver to our Corporate Secretary a written questionnaire providing the requested information about the background and qualifications of such person and a written representation and agreement that such person is not and will not become a party to any voting agreements, any agreement or understanding with any person with respect to any compensation or indemnification in connection with service on the Board of Trustees, and would be in compliance with all of our publicly disclosed corporate governance, conflict of interest, confidentiality and share ownership and trading policies and guidelines.

A copy of charter of the Nominating and Governance Committee is available in print to any common shareholder who requests it, and it is also available on the Fund’s website at https://areswmsresources.com/investment-solutions/asif/. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

Co-Investment Committee. The co-investment committee consists of Eric B. Siegel, Ann Torre Bates, Steven B. McKeever and Sandra R. Anceleitz, each of whom is independent for purposes of the Investment Company Act. The co-investment committee is primarily responsible for reviewing and making certain findings in respect of co-investment transactions pursuant to the Co-investment Exemptive Order.

Compensation of Trustees

Our Trustees who do not also serve in an executive officer capacity for us or our investment adviser are entitled to receive annual cash retainer fees, fees for participating in the board and committee meetings and annual fees for serving as a committee chairperson, determined based on our net assets as of the end of each fiscal quarter. These Trustees are Eric B. Siegel, Ann Torre Bates, Steven B. McKeever and Sandra R. Anceleitz. Amounts payable under the arrangement are determined and paid quarterly in arrears as follows:

			Annual Committee Chair Cash Retainer		Committee Meeting Attendance Fee (Audit, Nominating and
Annual Cash Retainer	Board Meeting Fee	Lead Independent Trustee	Audit	Nominating and Governance	Governance, and Co- Investment)
Variable*	$2,500	$25,000	$10,000	$5,000	$1,000

*	$50,000, while the Fund’s net asset value (“NAV”) is less than $1.0 billion, $75,000, while the Fund’s NAV is more than $1.0 billion but less than $2.0 billion or $100,000, while the Fund’s NAV is more than $2.0 billion. For the fiscal year ended December 31, 2023 the annual cash retainer was $65,000.

We also reimburse each of the Trustees for all reasonable and authorized business expenses in accordance with our policies as in effect from time to time, including reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and each committee meeting not held concurrently with a board meeting.

We will not pay compensation to our Trustees who also serve in an executive officer capacity for us or our investment adviser.

Staffing

We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees or affiliates of our investment adviser, Ares Capital Management, and our administrator, Ares Operations, each of which is a subsidiary of Ares Management, pursuant to the terms of our investment advisory and management agreement and our administration agreement, respectively, each as described below. Each of our executive officers is an employee or affiliate of our investment adviser or our administrator. Most of the services necessary for the origination of our investment portfolio are provided by investment professionals employed by Ares Capital Management. Ares Capital Management had approximately 190 U.S.-based investment professionals as of March 31, 2024 who focus on origination, transaction development, investment and the ongoing monitoring of our investments. We reimburse both our investment adviser and our administrator for a certain portion of expenses incurred in connection with such staffing, as described in more detail below. Because we have no employees, we do not have a formal employee relations policy.

Compensation of Officers

None of our officers receive direct compensation from us. Each of the Fund’s executive officers is an employee or affiliate of the Fund’s investment adviser or the Fund’s administrator, as applicable. The Fund reimburses the administrator for its allocable portion of expenses incurred by it in performing its obligations under the administration agreement, including its allocable portion of the cost of certain of the Fund’s officers (including its chief compliance officer, chief financial officer, chief accounting officer, general counsel, secretary, treasurer and assistant treasurer) and their respective staffs, but not investment professionals.

Board Leadership Structure

The Board of Trustees monitors and performs an oversight role with respect to the business and affairs of the Fund, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of service providers to the Fund. Among other things, the Board of Trustees approves the appointment of the investment adviser, administrator and officers, reviews and monitors the services and activities performed by the investment adviser, administrator and officers and approves the engagement, and reviews the performance of, the Fund’s independent registered public accounting firm.

Under our bylaws, the Board of Trustees may designate a chairperson to preside over the meetings of the Board of Trustees and meetings of the shareholders and to perform such other duties as may be assigned to them by the Board of Trustees. The Board of Trustees has appointed R. Kipp deVeer to serve in the role of chairperson of the Board of Trustees. The Fund does not have a fixed policy as to whether the Chair of the Board of Trustees should be an independent Trustee and believes that its flexibility to select its chairperson and reorganize its leadership structure from time to time is in the best interests of the Fund and its shareholders.

The independent Trustees have designated a lead independent Trustee whose duties include, among other things, chairing executive sessions of the independent Trustees, acting as a liaison between the independent Trustees and the chairperson of the Board of Trustees and between the independent Trustees and officers of the Fund and the investment adviser, facilitating communication among the independent Trustees and the Fund’s counsel, reviewing and commenting on Board of Trustees and committee meeting agendas and calling additional meetings of the independent Trustees as appropriate. In September 2022, the Board of Trustees designated and appointed Eric B. Siegel as the lead independent Trustee and Eric B. Siegel has served as lead independent Trustee since that time.

The Fund believes that board leadership structures must be evaluated on a case-by-case basis and that the foregoing board leadership structure is appropriate at this time. In addition, the Fund believes that the foregoing governance structure, when combined with the functioning of the independent Trustee component of the Board of Trustees and the Fund’s overall corporate governance structure, strikes an appropriate balance between strong and consistent leadership and independent oversight of the Fund’s business and affairs. However, the Fund will continually re-examine its corporate governance policies on an ongoing basis to ensure that they continue to meet the Fund’s needs.

Board Role in Risk Oversight

The Board of Trustees performs its risk oversight function and fulfills its risk oversight responsibilities primarily (1) through its three standing committees, which report to the entire Board of Trustees and are comprised solely of independent Trustees, (2) by working with the Fund’s Chief Compliance Officer to monitor risk in accordance with the Fund’s compliance policies and procedures, and (3) by reviewing risk management processes throughout the year and requesting periodic reports from the Fund’s investment adviser regarding risk management, including reports on cybersecurity.

As described above in more detail under “Audit Committee” and “Nominating and Governance Committee,” the audit committee and the nominating and governance committee assist the Board of Trustees in performing its risk oversight function and fulfilling its risk oversight responsibilities, each of which is comprised solely of independent Trustees. The audit committee’s risk oversight responsibilities include overseeing the Fund’s accounting and financial reporting processes, assisting the Board of Trustees in fulfilling the Board of Trustees’ oversight responsibilities relating to the Fund’s systems of internal controls over financial reporting, audits of the Fund’s consolidated financial statements and disclosure controls and procedures, overseeing the investment adviser’s determination of fair value of securities that are not publicly traded or for which current market values are not readily available, and discussing with management the Fund’s major financial risk exposures, including cybersecurity, and the steps management has taken to monitor and control such exposures, including the Fund’s risk assessment and risk management policies. The nominating and governance committee’s risk oversight responsibilities include developing, reviewing and updating certain policies regarding the nomination of directors, identifying, evaluating and nominating directors to fill vacancies on the Board of Trustees or to stand for election by the Fund’s shareholders, reviewing the Fund’s policies relating to corporate governance, and overseeing the evaluation of the Board of Trustees and its committees.

The Board of Trustees also performs its risk oversight function and fulfills its risk oversight responsibilities by working with the Fund’s Chief Compliance Officer to monitor risk in accordance with the Fund’s policies and procedures. The Chief Compliance Officer prepares a written report annually discussing the adequacy and effectiveness of the compliance policies and procedures of the Fund and certain of its service providers. The Chief Compliance Officer’s report, which is reviewed by and discussed with the Board of Trustees, addresses at a minimum (1) the operation of the compliance policies and procedures of the Fund and certain of its service providers since the last report; (2) any material changes to such policies and procedures since the last report; (3) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer’s annual review; and (4) any compliance matter that has occurred since the date of the last report about which the Board of Trustees would reasonably need to know to oversee the Fund’s compliance activities and risks. In addition, the Chief Compliance Officer reports to the Board of Trustees on a quarterly basis with respect to material compliance matters and meets separately in executive session with the independent Trustees periodically, but in no event less than once each year.

The Fund believes that the Board of Trustees’ role in risk oversight is effective and appropriate given the extensive regulation to which it is already subject as a BDC. Specifically, as a BDC the Fund must comply with certain regulatory requirements and restrictions that control the levels of risk in its business and operations. For example, the Fund’s ability to incur indebtedness is limited such that its asset coverage must equal at least 150% (or 200% if certain requirements under the Investment Company Act are not met) immediately after each time it incurs indebtedness, the Fund generally has to invest at least 70% of its total assets in “qualifying assets” and, subject to certain exceptions, the Fund is subject to restrictions on its ability to engage in transactions with Ares and its affiliates. In addition, the Fund has elected to be treated as a RIC under the Code. As a RIC the Fund must, among other things, meet certain source of income and asset diversification requirements.

The Fund believes that the extent of the Board of Trustees’ (and its committees’) role in risk oversight complements the Board of Trustees’ leadership structure because it allows the Fund’s independent Trustees, through the three fully independent Board of Trustees committees, a lead independent Trustee, executive sessions with each of the Fund’s Chief Compliance Officer, the Fund’s independent registered public accounting firm and independent valuation providers, and otherwise, to exercise oversight of risk without any conflict that might discourage critical review.

The Fund believes that board roles in risk oversight must be evaluated on a case-by-case basis and that the Board of Trustees’ existing role in risk oversight is appropriate. However, the Board of Trustees re-examines the manner in which it administers its risk oversight function on an ongoing basis to ensure that it continues to meet the Fund’s needs.

PORTFOLIO MANAGEMENT

The following individuals function as our portfolio managers (the “portfolio managers”) and are jointly and primarily responsible for the day-to-day management of our portfolio.

Name	Position	Length of Service with Ares (years)	Principal Occupation(s) During Past 5 Years
Mitchell Goldstein	Trustee and Co-Chief Executive Officer of the Fund; Co-President of Ares Capital Corporation; Partner in and Co-Head of the Ares Credit Group	19	Since September 2022, Mitchell Goldstein has served as an interested trustee of the Fund and a Co-Chief Executive Officer of the Fund. Mitchell Goldstein is a Co-President of Ares Capital Corporation (NASDAQ: ARCC). Mitchell Goldstein is a Partner and Co-Head of the Ares Credit Group. He serves on the Ares Executive Management Committee. He is also Vice President and interested trustee of CION Ares Diversified Credit Fund. Mitchell Goldstein is a member of the ASIF Investment Committee, the Ares Credit Group’s U.S. Direct Lending, Commercial Finance, Pathfinder and the Ivy Hill Asset Management Investment Committees, the Ares Infrastructure Debt Investment Committee, and the Ares Asia Direct Lending (Australia) Investment Committee.
Michael L. Smith	Trustee and Co-Chief Executive Officer of the Fund; Partner in and Co-Head of Ares the Credit Group	20	Since September 2022, Michael L. Smith has served as an interested Trustee of the Fund and a Co-Chief Executive Officer of the Fund. Michael L. Smith is an interested director of Ares Capital Corporation. Michael L. Smith is a Partner in and Co-Head of the Ares Credit Group, Vice President of CION Ares Diversified Credit Fund and he serves on the Ares Executive Management Committee. Michael L. Smith is a member of the ASIF Investment Committee, Ares Credit Group’s U.S. Direct Lending, Opportunistic Credit and Commercial Finance Investment Committees, the Ivy Hill Asset Management Investment Committee, the Ares Secondaries Group's Private Equity Investment Committee, and the Ares Infrastructure Group's Infrastructure Opportunities, Climate Infrastructure Partners and Infrastructure Debt Investment Committees.

Each of the portfolio managers is responsible for deal origination, execution and portfolio management. In addition to their deal origination, execution and portfolio management responsibilities, Mitchell Goldstein and Michael L. Smith also spend portions of their time on corporate and administrative activities in their capacities as Co-Chief Executive Officers of the Fund and as Partners and Co-Heads of the Ares Credit Group and, in the case of Mitchell Goldstein, as Co-President of Ares Capital Corporation. Each of the portfolio managers receive a compensation package that includes some combination of fixed draw and variable incentive compensation based on our performance. None of the portfolio managers receives any direct compensation from us. See “— Other Accounts Managed by Portfolio Managers” and “Risk Factors — Risks Relating to Our Business and Structure — There are significant potential conflicts of interest that could impact our investment returns” in the 2023 Annual Report, which is incorporated herein by reference.

The following table sets forth the dollar range of our equity securities and the number of shares beneficially owned by each of the portfolio managers described above as of December 31, 2023.

Name	Aggregate Dollar Range of Equity Securities in Ares Strategic Income Fund(1)
Mitchell Goldstein	Over $100,000
Michael L. Smith	None.

(1)	Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000, $500,001 – $1,000,000, or over $1,000,000.

Other Accounts Managed by Portfolio Managers

The portfolio managers primarily responsible for the day-to-day management of the Fund also manage other registered investment companies and business development companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of December 31, 2023: (i) the number of other registered investment companies and business development companies (not including the Fund), other pooled investment vehicles and other accounts managed by each portfolio manager; (ii) the total assets of such companies, vehicles and accounts; and (iii) the number and total assets of such companies, vehicles and accounts that are subject to an advisory fee based on performance.

Type of Account	Number of Accounts	Assets of Accounts (in millions)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in millions)
Mitchell Goldstein
Registered investment companies/Business development companies	1	$27,977	1	$27,977
Other pooled investment vehicles	6	$37,146	6	$37,146
Other accounts	31	$23,821	29	$17,408

Type of Account	Number of Accounts	Assets of Accounts (in millions)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in millions)
Michael L. Smith
Registered investment companies/Business development companies	1	$27,977	1	$27,977
Other pooled investment vehicles	4	$14,236	4	$14,236
Other accounts	—	$—	—	$—

Our Investment Adviser

Investment Committee

The Fund is primarily the responsibility of two portfolio managers, Mitchell Goldstein and Michael L. Smith. The Fund is also supported by six additional members of the ASIF Investment Committee. All of the ASIF Investment Committee members have ownership and financial interests in, and may receive compensation and/or profit distributions from, our investment adviser. None of the ASIF Investment Committee members receive any direct compensation from us. See “Control Persons and Principal Shareholders” for additional information about equity interests held by certain of these individuals.

Below is biographical information relating to the members of the ASIF Investment Committee, other than Mitchell Goldstein, Jana Markowicz, Jim Miller and Michael L. Smith. For biographical information relating to Mitchell Goldstein, Jana Markowicz, Jim Miller and Michael L. Smith, please see “Management — Biographical Information.”

Kevin Alexander, 49, serves as a Partner in the Ares Credit Group, where he focuses on alternative credit investments, and is a member of the ASIF Investment Committee. Additionally, he serves as a member of the Ares Credit Group's Alternative Credit and Pathfinder Investment Committees, the Ares Secondaries Group's Credit Investment Committee and the Ares Insurance Solutions Investment Committee. From time to time, he may serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. Prior to joining Ares in 2019, Kevin Alexander was Deputy CEO and Head of Global Market, Americas at Natixis CIB. Previously, he worked at Deutsche Bank within the Interest Rate Derivatives Group. Kevin Alexander began his career as an Economic Analyst at the New York Federal Reserve Bank. He holds a B.S. from Washington and Lee University in Business Administration and Accounting and an M.A. from Fordham University in Economics.

Samantha Milner, 45, serves as a Partner and U.S. Liquid Credit Portfolio Manager in the Ares Credit Group, where she is primarily responsible for managing Ares’ U.S. bank loan credit strategies, and is a member of the ASIF Investment Committee. Samantha Milner serves as a Vice President and one of four Portfolio Managers for Ares Dynamic Credit Allocation Fund, Inc. (NYSE: ARDC). Additionally, she serves as a member of the Ares Credit Group’s U.S. Liquid Credit Investment Committee. She also serves on the Ares Diversity, Equity and Inclusion Council. Prior to joining Ares in 2004, Samantha Milner was an Associate in the Financial Restructuring Group at Houlihan Lokey Howard & Zukin, where she focused on providing advisory services in connection with restructurings, distressed mergers and acquisitions and private placements. Samantha Milner serves on the Board of Directors of STEAM:CODERS, a not-for-profit organization focused on underrepresented and underserved students through Science, Technology, Engineering, Art, and Math (STEAM), in preparation for academic and career opportunities. Samantha Milner holds a B.B.A., with distinction, from Emory University’s Goizueta Business School in Finance and Accounting.

Aaron Rosen, 43, serves as a Partner, Co-Head of Opportunistic Credit and Co-Portfolio Manager of Special Opportunities in the Ares Credit Group, where he focuses on investing across the various Ares fund platforms in the public and private markets, and is a member of the ASIF Investment Committee. Aaron Rosen serves as a member of the Ares Credit Group’s Opportunistic Credit Investment Committee and the Ares Private Equity Group’s Corporate Opportunities Investment Committee. From time to time, he may serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. He currently serves as Chairman of the board of directors of Savers Value Village, Inc. and serves on the boards of directors for the parent entities of Virgin Voyages Intermediate Limited, Consolidated Precision Products Corp., Hornbeck Offshore Services, Inc., TriMark USA, LLC and WHP Global. Prior to joining Ares in 2018, Aaron Rosen was a Partner and Director of Research at Archview Investment Group, where he focused on credit and equity investments in the U.S. and internationally. Prior to Archview, Aaron Rosen was a Vice President at Citigroup, where he was a founding member of the Citibank Global Special Situations Group focused on U.S. credit and value equity investment strategies. In addition, Aaron Rosen was a member of Citigroup’s Asset-Based Finance group, where he focused on structuring senior secured debt financings for non-investment grade corporate borrowers. Aaron Rosen holds a B.S., summa cum laude, from New York University’s Stern School of Business in Finance and Information Systems where he received the Valedictorian Award.

Michael Schechter, 43, serves as a Partner and Head of Credit Trading in the Ares Credit Group, where he oversees trading of all bank loans, high yield and related credit instruments in the United States and Europe, and is a member of the ASIF Investment Committee. Michael Schechter serves as a member of the Ares Credit Group’s U.S. Liquid Credit Investment Committee. Prior to joining Ares in 2019, Michael Schechter was a Managing Director in leveraged loan trading at Morgan Stanley, where he focused on performing and stressed bank debt. Previously, Michael Schechter was a Managing Director and Co-Head of Loan Trading at Citi, where he focused on performing and stressed bank debt and high yield bond trading. Additionally, Michael Schechter was an Associate in Citi’s Leveraged Finance Group. Michael Schechter holds a B.S, with honors, from Lehigh University in Business and Economics with a concentration in Finance.

MANAGEMENT AND OTHER AGREEMENTS AND FEES

Ares Capital Management serves as our investment adviser and is registered as an investment adviser under the Advisers Act. Subject to the overall supervision of our Board of Trustees and in accordance with the Investment Company Act, our investment adviser manages our day-to-day operations and provides investment advisory services to us.

Management Services

Ares Capital Management provides management services to us pursuant to the investment advisory and management agreement. Under the terms of the investment advisory and management agreement, our investment adviser:

●	determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

●	identifies, evaluates and negotiates the structure of the investments we make;

●	closes and monitors our investments;

●	determines the securities and other assets that we will purchase, retain or sell;

●	performs due diligence on prospective and existing portfolio companies; and

●	provides us with such other investment advisory, research and related services as we may, from time to time reasonably require, which may include, among other things, the determination of the fair value of debt and equity securities that are not publicly traded or whose market prices are not readily available, subject to the overall supervision of our Board of Trustees. Our investment adviser’s services to us under the investment advisory and management agreement are not exclusive, and it is free to furnish similar services to other entities. Similarly, our investment adviser or its affiliates may directly or indirectly manage funds or other investment vehicles with an investment objective similar to ours, including other Ares funds such as Ares Capital Corporation, a publicly traded BDC managed by our investment adviser. Accordingly, we may compete with these Ares funds or other investment vehicles managed by our investment adviser and its affiliates for capital and investment opportunities. Ares Capital Management endeavors to allocate investment opportunities in a fair and equitable manner, and in any event consistent with any fiduciary duties owed to us. Nevertheless, it is possible that we may not be given the opportunity to participate in certain investments made by investment funds or other investment vehicles managed by our investment adviser or its affiliates. See “Risk Factors — Risks Relating to Our Business and Structure — There are significant potential conflicts of interest that could impact our investment returns” in the 2023 Annual Report, which is incorporated herein by reference.

Compensation of Our Investment Adviser

Pursuant to the investment advisory and management agreement and subject to the overall supervision of our Board of Trustees, our investment adviser provides investment advisory and management services to us. For providing these services, our investment adviser receives fees from us consisting of a base management fee and an incentive fee. The cost of both the base management fee and the incentive fee is ultimately borne by the shareholders.

Base Management Fee

The base management fee is payable monthly in arrears at an annual rate of 1.25% of the value of our net assets as of the beginning of the first calendar day of the applicable month. For purposes of the investment advisory and management agreement, net assets means our total assets less liabilities, determined on a consolidated basis in accordance with GAAP.

Incentive Fee

The incentive fee consists of two components that are independent of each other, with the result that one component may be payable even if the other is not. A portion of the incentive fee is based on a percentage of our income and a portion is based on a percentage of our capital gains, each as described below.

Income Based Fee

The portion of the incentive fee based on our income is based on pre-incentive fee net investment income, as defined in the investment advisory and management agreement, for the quarter. “Pre-incentive fee net investment income” means, as the context requires, either the dollar value of, or percentage rate of return on the value of our net assets in accordance with GAAP at the end of the immediately preceding quarter from, interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses accrued for the quarter (including the base management fee, expenses payable under the administration agreement entered into between us and our administrator, and any interest expense or fees on any credit facilities or outstanding debt and dividends paid on any issued and outstanding preferred shares, but excluding the incentive fee and any shareholder servicing and/or distribution fees).

Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as market or original issue discount, debt investments with payment-in-kind (“PIK”) interest, preferred stock with PIK dividends and zero coupon securities), accrued income that we have not yet received in cash. Our investment adviser is not under any obligation to reimburse us for any part of the income based fee it receives that is based on accrued interest income that we never actually receive. Pre-incentive fee net investment income is not adjusted for incentive fee payments or any shareholder servicing and/or distribution fee payments by the Class S shares and the Class D shares. Accordingly, pre-incentive fee net investment income may be calculated on higher amounts of income than we may ultimately realize and that may ultimately be distributed to common shareholders. See “Risk Factors — Risks Relating to Our Business and Structure — There are significant potential conflicts of interest that could impact our investment returns” and “Risk Factors — Risks Relating to Our Business and Structure — We may be obligated to pay our investment adviser certain fees even if we incur a loss” in the 2023 Annual Report, which is incorporated herein by reference.

Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. The impact of expense support payments and recoupments are also excluded from pre-incentive fee net investment income. Because of the structure of the income based fee, it is possible that we may pay such fees in a quarter where we incur a loss. For example, if we receive pre-incentive fee net investment income in excess of the hurdle rate for a quarter, we will pay the applicable income based fee even if we have incurred a loss in that quarter due to realized and/or unrealized losses.

Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding quarter, is compared to a “hurdle rate” of return of 1.25% per quarter (5.0% annualized). If market credit spreads rise, we may be able to invest our funds in debt instruments that provide for a higher return, which may increase our pre-incentive fee net investment income and make it easier for our investment adviser to surpass the fixed hurdle rate and receive an incentive fee based on such net investment income. To the extent we have retained pre-incentive fee net investment income that has been used to calculate the income based fee, it is also included in the amount of our total assets (other than cash and cash equivalents but including assets purchased with borrowed funds) used to calculate the base management fee.

We pay our investment adviser an incentive fee quarterly in arrears with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

●        No incentive fee based on pre-incentive fee net investment income in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate of 1.25% per quarter (5.00% annualized);

●        100% of the dollar amount of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than a rate of return of 1.43% (5.72% annualized). This portion of the pre-incentive fee net investment income (which exceeds the hurdle rate but is less than 1.43%) is referred to as the “catch-up.” The “catch-up” is meant to provide our investment adviser with 12.5% of our pre-incentive fee net investment income as if a hurdle rate did not apply if this net investment income exceeds 1.43% in any calendar quarter; and

●        12.5% of the dollar amount of our pre-incentive fee net investment income, if any, that exceeds a rate of return of 1.43% (5.72% annualized). This reflects that once the hurdle rate is reached and the catch-up is achieved, 12.5% of all pre-incentive fee net investment income thereafter are allocated to our investment adviser.

The following is a graphical representation of the calculation of the income based fee:

Quarterly Income Based Fee Based on Net Investment Income

Pre-incentive fee net investment income
(expressed as a percentage of the value of net assets)

Percentage of pre-incentive fee net investment income
allocated to incentive fee

The fees that are payable under the investment advisory and management agreement for any partial period will be appropriately pro-rated and adjusted for any share issuances or repurchases during the relevant period.

Capital Gains Incentive Fee

The second component of the incentive fee, the capital gains incentive fee, is payable at the end of each calendar year in arrears. The amount payable equals:

●        12.5% of cumulative realized capital gains from inception through the end of such calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, as calculated in accordance with GAAP, less the aggregate amount of any previously paid capital gains incentive fee.

Notwithstanding the foregoing, if we are required by GAAP to record an investment at its fair value as of the time of acquisition instead of at the actual amount paid for such investment by us (including, for example, as a result of the application of the asset acquisition method of accounting), then solely for the purposes of calculating the capital gains incentive fee, the “accreted or amortized cost basis” of an investment shall be an amount (the “Contractual Cost Basis”) equal to (1) (x) the actual amount paid by us for such investment plus (y) any amounts recorded in our consolidated financial statements as required by GAAP that are attributable to the accretion of such investment plus (z) any other adjustments made to the cost basis included in our consolidated financial statements, including PIK interest or additional amounts funded (net of repayments) minus (2) any amounts recorded in our consolidated financial statements as required by GAAP that are attributable to the amortization of such investment, whether such calculated Contractual Cost Basis is higher or lower than the fair value of such investment (as determined in accordance with GAAP) at the time of acquisition.

Each year, the fee paid for the capital gains incentive fee is net of the aggregate amount of any previously paid capital gains incentive fee for all prior periods. In no event will the capital gains incentive fee payable pursuant to the investment advisory and management agreement be in excess of the amount permitted by the Advisers Act, including Section 205 thereof. If the investment advisory and management agreement shall terminate as of a date that is not a calendar year end, the termination shall be treated as though it were a calendar year end for purposes of calculating and paying a capital gains incentive fee.

The fees that are payable under the investment advisory and management agreement for any partial period will be appropriately prorated and adjusted for any share issuances or repurchases during the relevant period. Since our inception on March 15, 2022, we have incurred $56.7 million in fees under the investment advisory and management agreement, of which $4.7 million have been supported by our investment adviser pursuant to the Expense Support and Conditional Reimbursement Agreement. Our investment adviser agreed not to seek recoupment of any base management fee and incentive fee from the commencement of operations through July 31, 2023.

Examples of Fee Quarterly Incentive Fee Calculation

Example 1 — Income Related Portion of Incentive Fee(1):

Assumptions

●        Hurdle rate(2) = 1.25%

●        Management fee(3) = 0.3125%

●        Other expenses (legal, accounting, custodian, transfer agent, etc.)(4) = 0.20%

(1)  The hypothetical amount of pre-incentive fee net investment income shown is based on a percentage of net assets.

(2)  Represents the 1.25% quarterly hurdle rate.

(3)  Represents a quarter of the 1.25% annualized management fee.

(4)  Hypothetical other expenses. Excludes organization and offering expenses.

Example 1 — Income Related Portion of Incentive Fee:

Alternative 1

Additional Assumptions

●        Investment income (including interest, dividends, fees, etc.) = 1.00%

●        Pre-incentive fee net investment income (investment income — (management fee + other expenses)) = 0.4875%

Pre-incentive fee net investment income does not exceed the hurdle rate, therefore there is no income based fee.

Alternative 2

Additional Assumptions

●        Investment income (including interest, dividends, fees, etc.) = 1.80%

●        Pre-incentive fee net investment income (investment income — (management fee + other expenses)) = 1.2875%

Pre-incentive fee net investment income exceeds hurdle rate, therefore there is an income based fee.

Income Based Fee	=	100% × “Catch-Up” + the greater of 0% AND (12.5% × (pre-incentive fee net investment income — 1.43%))
	=	(100% × (1.2875% – 1.25%)) + 0%
	=	100% × 0.0375%
	=	0.0375%

Alternative 3

Additional Assumptions

●        Investment income (including interest, dividends, fees, etc.) = 3.50%

●        Pre-incentive fee net investment income (investment income — (management fee + other expenses)) = 2.9875%

Pre-incentive fee net investment income exceeds hurdle rate, therefore there is an income based fee.

Income Based Fee	=	100% × “Catch-Up” + the greater of 0% AND (12.5% × (pre-incentive fee net investment income — 1.43%))
	=	(100% × (1.43% – 1.25%)) + (12.5% × (2.9875% – 1.43%))
	=	0.18% + (12.5% × 1.5575%)
	=	0.18% + 0.1947%
	=	0.3747%

Example 2 — Capital Gains Incentive Fee:

Alternative 1:

Assumptions

●        Year 1: $20 million investment made in Company A (“Investment A”), and $30 million investment made in Company B (“Investment B”)

●        Year 2: Investment A is sold for $50 million and fair value (“FV”) of Investment B determined to be $32 million

●        Year 3: FV of Investment B determined to be $25 million

●        Year 4: Investment B sold for $31 million

The capital gains incentive fee, if any, would be:

●        Year 1: None (No sales transactions)

●        Year 2: $3.75 million (12.5% multiplied by $30 million realized capital gains on sale of Investment A)

●        Year 3: None; $3.125 million (12.5% multiplied by ($30 million realized cumulative capital gains less $5 million cumulative capital depreciation)) less $3.75 million (previous capital gains incentive fee paid in Year 2)

●        Year 4: 0.125 million; $3.875 million (12.5% multiplied by $31 million cumulative realized capital gains) less $3.75 million (capital gains incentive fee paid in Year 2)

Alternative 2

Assumptions

●        Year 1: $20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”)

●        Year 2: Investment A sold for $50 million, FV of Investment B determined to be $25 million and FV of Investment C determined to be $25 million

●        Year 3: FV of Investment B determined to be $27 million and Investment C sold for $30 million

●        Year 4: FV of Investment B determined to be $35 million

●        Year 5: Investment B sold for $20 million

The capital gains incentive fee, if any, would be:

●        Year 1: None (No sales transactions)

●        Year 2: $3.125 million (12.5% multiplied by $25 million ($30 million realized capital gains on Investment A less $5 million unrealized capital depreciation on Investment B))

●        Year 3: $0.875 million (12.5% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation)) less $3.125 million (capital gains incentive fee paid in Year 2)

●        Year 4: None (No sales transactions)

●        Year 5: None (12.5% multiplied by $25 million (cumulative realized capital gains of $35 million less realized capital losses of $10 million)) less $4.0 million (cumulative capital gains incentive fee paid in Year 2 and Year 3)

Organization of our Investment Adviser

Our investment adviser is a Delaware limited liability company that is registered as an investment adviser under the Advisers Act. The principal executive offices of Ares Capital Management are located at 1800 Avenue of the Stars, Suite 1400, Los Angeles, CA 90067.

Administration Agreement

We are also party to an administration agreement, referred to herein as the “administration agreement”, with our administrator, Ares Operations. Our Board of Trustees, including our independent Trustees, approved our initial administration agreement with our administrator, Ares Operations, at a board meeting held on September 9, 2022 and the amended and restated administration agreement currently in place at a board meeting held on May 22, 2023. In approving the administration agreement, the Board of Trustees considered information with respect to the nature, extent and quality of services to be provided to the Fund by the administrator, the reasonableness of the estimated costs of the services to be provided by the administrator, whether the Fund would be able to obtain similar services at cost from other third-party service providers, and the limited potential for additional benefits to be derived by the administrator and its affiliates as a result of the Fund’s proposed relationship with the administrator. Pursuant to the administration agreement, our administrator furnishes us with office equipment and clerical, bookkeeping and record keeping services at our office facilities. Under the administration agreement, our administrator may also arrange for the services of, and oversee custodians, depositories, transfer agents, escrow agents, distribution disbursing agents, other shareholder servicing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and such other persons in any such other capacity deemed to be necessary or desirable. Our administrator also performs, or oversees the performance of, our required administrative services, which include, among other things, providing assistance in accounting, legal, compliance, operations, technology and investor relations, being responsible for the financial and other records that we are required to maintain and preparing reports to our shareholders and reports and other materials required to be filed with the SEC or any other regulatory authority. In addition, our administrator assists us in determining and publishing our NAV, assists us in providing managerial assistance to our portfolio companies, oversees the preparation and filing of our tax returns and the printing and dissemination of reports to our shareholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Payments under the administration agreement are equal to an amount based upon our allocable portion of our administrator’s overhead and other expenses (including travel expenses) incurred by our administrator in performing its obligations under the administration agreement, including our allocable portion of the compensation, rent and other expenses of certain of our officers and their respective staffs. The administration agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party. Since our inception on March 15, 2022, we have incurred $5.9 million in fees under the administration agreement, of which $4.8 million has been supported by our investment adviser pursuant to the Expense Support and Conditional Reimbursement Agreement.

Certain Terms of the Investment Advisory and Management Agreement and Administration Agreement

Each of the investment advisory and management agreement and the administration agreement has been approved by the Board of Trustees. Unless earlier terminated as described below, each of the investment advisory and management agreement and the administration agreement will remain in effect for a period of two years from the date it first becomes effective and will remain in effect from year-to-year thereafter if approved annually by a majority of the Board of Trustees or by the holders of a majority of our outstanding voting securities and, in each case, a majority of the independent Trustees. We may terminate the investment advisory and management agreement or the administration agreement, without payment of any penalty, upon 60 days’ written notice. The decision to terminate either agreement may be made by a majority of the independent Trustees or the shareholders holding a majority of our outstanding voting securities, which means the lesser of (1) 67% or more of the voting securities present at a meeting if more than 50% of the outstanding voting securities are present or represented by proxy, or (2) more than 50% of the outstanding voting securities. In addition, without payment of any penalty, our investment adviser may terminate the investment advisory and management agreement upon 120 days’ written notice and the administrator may terminate the administration agreement upon 60 days’ written notice. The investment advisory and management agreement will automatically terminate within the meaning of the Investment Company Act and related SEC guidance and interpretations in the event of its assignment.

Our investment adviser and administrator will not be liable to the Fund for any action taken or omitted to be taken by our investment adviser or administrator in connection with the performance of any of their duties or obligations under the investment advisory and management agreement and administration agreement or otherwise as investment adviser or administrator, respectively. Each of the investment advisory and management agreement and the administration agreement provide that, each of our investment adviser and our administrator, as applicable, its members and their respective officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with any of them (collectively, the “Indemnified Parties”) will be entitled to indemnification from and against all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by the Indemnified Parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Fund or its security holders) arising out of or otherwise based upon the performance of any of our investment adviser’s services under the investment advisory and management agreement and our administrator’s services under the administration agreement or otherwise as investment adviser or administrator for us. Notwithstanding the preceding sentence, nothing contained in (a) the investment advisory and management agreement will protect or be deemed to protect the Indemnified Parties against or entitle or be deemed to entitle the Indemnified Parties to indemnification in respect of, any liability to the Fund or its security holders to which the Indemnified Parties would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of any indemnified party’s duties under the investment advisory and management agreement or by reason of the reckless disregard of our investment adviser’s duties under the investment advisory and management agreement, or (b) the administration agreement will protect or be deemed to protect the Indemnified Parties against or entitle or be deemed to entitle the Indemnified Parties to indemnification in respect of, any liability to the Fund or its security holders to which the Indemnified Parties would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of our administrator’s duties, or by reason of the reckless disregard of our administrator’s duties and obligations under the administration agreement (in each of cases (a) and (b), to the extent applicable, as the same will be determined in accordance with the Investment Company Act and any interpretations or guidance by the SEC or its staff thereunder). In addition, notwithstanding anything in the investment advisory and management agreement and the administration agreement to the contrary, nothing in such agreements will protect or be deemed to protect our investment adviser or its controlling persons or the administrator, as the case may be, against, or entitle or be deemed to entitle the investment adviser or its controlling persons or the administrator, as the case may be to, indemnification in respect of, any liability to the Fund or its security holders to which the investment adviser or its controlling persons or administrator, as the case may be, would otherwise be subject by reason of negligence or misconduct in the performance of the investment adviser’s and/or its controlling persons’ or administrator’s, as the case may be, duties.

Payment of Our Expenses Under the Investment Advisory and Management and Administration Agreements

The services of all investment professionals and staff of our investment adviser, when and to the extent engaged in providing investment advisory and management services to us and the compensation and routine overhead expenses of such personnel allocable to such services, are provided and paid for by our investment adviser. Under the investment advisory and management agreement, we bear all other costs and expenses of our operations and transactions, including, but not limited to, those relating to:

(a) our “organization and offering expenses” associated with the offering of our common shares of beneficial interest, including Class I shares, Class S shares and Class D shares (“Common Shares”), as provided for in Conduct Rule 2310(a)(12) of the Financial Industrial Regulatory Authority, but excluding any shareholder servicing and/or distribution fees;

(b) calculating our net asset value (including the cost and expenses of any independent valuation firms or pricing services);

(c) expenses incurred by our investment adviser payable to third parties, including agents, consultants or other advisors, in monitoring our financial and legal affairs and in monitoring our investments (including the cost of consultants hired to develop information technology systems designed to monitor our investments) and performing due diligence on its prospective portfolio companies;

(d) interest payable on debt, if any, incurred to finance our investments;

(e) offerings of our Common Shares and other securities;

(f)  the costs of effecting any repurchases of our Common Shares and other securities, if any;

(g) investment advisory fees, including the management fee and incentive fee, payable under the investment advisory and management agreement to our investment adviser;

(h) administration fees, if any, payable under the administration agreement;

(i)  fees payable, if any, under any intermediary manager or selected intermediary agreements;

(j)  shareholder servicing and/or distribution fees payable under our Distribution and Shareholder Servicing Plan adopted pursuant to Rule 12b-1 under the Investment Company Act;

(k) fees payable to third parties, including agents, consultants or other advisors, relating to, or associated with, evaluating and making investments (including payments to third party vendors for financial information services);

(l)  transfer agent, escrow agent and custodial fees and expenses;

(m) federal and state registration fees;

(n) all costs of registration and listing our Common Shares or any other securities on any securities exchange;

(o)  federal, state and local taxes;

(p) independent Trustees’ fees and expenses;

(q) costs of preparing and filing reports or other documents required by governmental bodies (including the SEC) and an official or agency administering the securities laws of a state;

(r)  costs of any reports, proxy statements or other notices to shareholders, including printing and other related costs;

(s) commissions and other compensation payable to brokers or dealers;

(t)  to the extent we are covered by any joint insurance policies, our allocable portion of the fidelity bond, trustees and officers/errors and omissions liability insurance, and any other insurance premiums;

(u) outside legal expenses;

(v) accounting expenses (including fees and disbursements and expenses related to the audit of the Fund and the preparation of the Fund’s tax information);

(w) direct costs and expenses of administration, including printing, mailing, long distance telephone, cellular phone and data service, copying, and staff; and

(x) all other expenses incurred by us or our administrator in connection with administering our business as described in more detail under “— Administration Agreement”.

From time to time, our investment adviser, our administrator or their affiliates may pay third-party providers of goods or services. We will reimburse our investment adviser, our administrator or such affiliates thereof for any such amounts paid on our behalf. From time to time, our investment adviser or our administrator may defer or waive fees and/or rights to be reimbursed for expenses. All of the foregoing expenses will ultimately be borne by our common shareholders.

Board Approval of the Investment Advisory and Management Agreement

Our Board of Trustees, including our independent Trustees, approved our initial investment advisory and management agreement at a meeting held on September 9, 2022, the first amended and restated investment advisory and management agreement at a meeting held on March 3, 2023, and the second amended and restated investment advisory and management agreement currently in place at a meeting held on May 22, 2023. In voting to approve the investment advisory and management agreement, our independent Trustees consulted in executive session with their independent legal counsel regarding the approval of such agreement. In reaching a decision to approve the investment advisory and management agreement, the Board of Trustees reviewed a significant amount of information and considered, among other things:

●	the nature, extent and quality of the advisory and other services provided to the Fund by our investment adviser;

●	the advisory fee paid by us to our investment adviser under the investment advisory and management agreement as compared to the advisory fees paid by other funds and accounts managed by our investment adviser with similar investment strategies as well as the fees and expenses of comparable BDCs;

●	the long- and short-term investment performance of an exchange-listed BDC advised by our investment adviser and the long- and short-term investment performance of our investment adviser;

●	the allocation methodology of costs of the services provided by our investment adviser (including the base management fee, the incentive fee based on income and the incentive fee based on gains (including the applicable hurdle rates and conditions for the deferral of fee payments) and expense ratios) under the investment advisory and management agreement;

●	the potential for, and sharing of, economies of scale in investment management given the directly originated nature of our investment portfolio and resources dedicated by our investment adviser thereto;

●	our investment adviser’s pro forma profitability with respect to managing its clients based on financial information provided by our investment adviser;

●	additional benefits to be derived by our investment adviser and its affiliates as a result of our relationship with our investment adviser; and

●	various other matters, including the alignment of interests of our shareholders.

In voting to approve the investment advisory and management agreement, our Board of Trustees, including all of the Trustees who are not “interested persons,” of us, made the following conclusions:

●	Nature, Extent and Quality of Services. Our Board of Trustees considered the nature, extent and quality of the investment selection process to be employed by our investment adviser, including the flow of transaction opportunities resulting from our investment adviser’s investment professionals’ significant capital markets, trading and research expertise, the employment of our investment adviser’s investment philosophy, diligence procedures, credit recommendation process, investment structuring, and ongoing relationships with and monitoring of portfolio companies, in light of our investment objective. Our Board of Trustees also considered our investment adviser’s personnel and their prior experience in connection with the types of investments to be made by us, including such personnel’s network of relationships with intermediaries focused on U.S. middle-market companies and other companies in which we may make investments. Our Board of Trustees also considered the benefit and increasing costs of our investment adviser continuing to be able to recruit and retain top talent. In addition, our Board of Trustees considered the other terms and conditions of the investment advisory and management agreement, including that the substantive terms of the investment advisory and management agreement (other than the fees payable thereunder, which our Board of Trustees reviewed separately) are generally the same as those of comparable BDCs described in the available market data and that it would be difficult to obtain similar services of similar quality on a comparable basis from other third party service providers or through an internally managed structure. In addition, our Board of Trustees considered the fact that we have the ability to terminate the investment advisory and management agreement without penalty upon 60 days’ written notice to our investment adviser. Our Board of Trustees further determined that our investment adviser is served by a dedicated origination, transaction development and investment team of investment professionals, and that these investment professionals have historically focused on investments in U.S. middle-market companies and other companies in which we may make investments, which experience and relationships coincide with our investment objective and generally equal or exceed those of the management teams or investment advisers of other comparable BDCs described in the available market data.

●	Investment Performance. Since we were not operational at the time of the Board of Trustees’ approval, we did not have any investment performance. So, our Board of Trustees reviewed the long-term and short-term investment performance of an exchange-listed BDC advised by our investment adviser and the long-term and short-term investment performance of our investment adviser, as well as comparative data based on publicly available information with respect to the long-term and short-term investment performance of other externally managed BDCs and their investment advisers.

●	Costs of the Services Provided to the Fund. Our Board of Trustees considered (i) comparative data based on publicly available information with respect to services to be rendered and the advisory fees (including the base management fee and incentive fee or similar fees (including applicable hurdle rates, other payment conditions and/or fee waivers)) of other BDCs with similar investment objectives, our operating expenses and expense ratios compared to other BDCs of similar size and with similar investment objectives and (ii) the administrative services that our administrator will provide to us at cost.

●	Economies of Scale. Our Board of Trustees considered information about the potential for our shareholders to experience economies of scale as we grow in size.

In view of the wide variety of material factors that our Board of Trustees considered in connection with its evaluation of the investment advisory and management agreement, it is not practical to quantify, rank or otherwise assign relative weights to the specific factors it considered in reaching its decision. Our Board of Trustees did not undertake to make any specific determination as to whether any particular factor, or any aspect of any particular factor, was favorable or unfavorable to the ultimate determination of our Board of Trustees. Rather, our Board of Trustees based its approval on the totality of information presented to, and the investigation conducted by, it. In considering the factors discussed above, individual trustees may have given different weights to different factors.

Based on the information reviewed and the factors discussed above, our Trustees (including those Trustees who are not “interested persons” of us) concluded that the terms of the investment advisory and management agreement, including the fee rates thereunder, are fair and reasonable in relation to the services to be provided and approved the investment advisory and management agreement as being in the best interests of us and our shareholders.

Conflicts of interest may arise if our investment adviser seeks to change the terms of our investment advisory and management agreement, including, for example, the amount of the base management fee, the incentive fee or other compensation terms. Material amendments to our investment advisory and management agreement must be approved by the affirmative vote of the holders of a majority of our outstanding voting securities and by a majority of our independent Trustees, and we may from time to time decide it is appropriate to seek the requisite approval to change the terms of the agreement.

See “Certain Terms of the Investment Advisory and Management Agreement and Administration Agreement – Board Approval of the Investment Advisory and Management Agreement” in the 2023 Annual Report for additional information on the approval of the investment advisory and management agreement.

Prohibited Activities

Our activities are subject to compliance with the Investment Company Act. In addition, our Declaration of Trust prohibits the following activities, subject to certain exceptions, among us, our investment adviser and its affiliates:

●	We may not purchase or lease assets in which our investment adviser or its affiliates has an interest unless (i) the transaction occurred at the formation of the Fund, we disclose the terms of the transaction to our common shareholders, the terms are reasonable to us and the price does not exceed the lesser of cost or fair market value, as determined by an independent expert or (ii) such purchase or lease of assets is consistent with the Investment Company Act or an exemptive order under the Investment Company Act issued to us by the SEC;

●	We may not invest in general partnerships or joint ventures with affiliates and non-affiliates unless certain conditions are met;

●	Our investment adviser and its affiliates may not acquire assets from us unless (i) approved by shareholders holding greater than 50% of our outstanding voting securities or (ii) such acquisition is consistent with the Investment Company Act or an exemptive order under the Investment Company Act issued to us by the SEC;

●	We may not lease assets to our investment adviser, any trustee or any affiliates thereof unless the transaction occurred at the formation of the Fund, we disclose the terms of the transaction to our common shareholders and such terms are fair and reasonable to us;

●	We may not loan money to our investment adviser or its affiliates;

●	We may not acquire assets in exchange for our Common Shares without approval of a majority of our Board of Trustees, including a majority of the independent Trustees with consideration to an independent appraisal of such assets;

●	We may not pay a commission or fee, either directly or indirectly to our investment adviser or its affiliates, except as otherwise permitted by our Declaration of Trust, in connection with the reinvestment of cash flows from operations and available reserves or of the proceeds of the resale, exchange or refinancing of our assets;

●	Our investment adviser may not charge duplicate fees to us; and

●	Our investment adviser may not provide financing to us with a term in excess of 12 months.

In addition, in the investment advisory and management agreement, our investment adviser agrees that its activities will at all times be in compliance in all material respects with all applicable federal and state securities laws governing its operations and investments.

License Agreement

Ares Management LLC, the sole member of Ares Capital Management, has granted us a non-exclusive, royalty-free license to use the name “Ares” pursuant to a license agreement. Under this agreement, we have a right to use the Ares name for so long as Ares Capital Management remains our investment adviser. Other than with respect to this limited license, we have no legal right to the “Ares” name.

Compliance with the Omnibus Guidelines Published by NASAA

Rebates, Kickbacks and Reciprocal Arrangements

Our Declaration of Trust prohibits our investment adviser from: (i) receiving or accepting any rebate, give-ups or similar arrangement that is prohibited under applicable federal or state securities laws or the Omnibus Guidelines, (ii) participating in any reciprocal business arrangement that would circumvent provisions of applicable federal or state securities laws or the Omnibus Guidelines governing conflicts of interest or investment restrictions or (iii) entering into any agreement, arrangement or understanding that would circumvent the restrictions against dealing with affiliates or promoters under applicable federal or state securities laws or the Omnibus Guidelines. In addition, our investment adviser may not directly or indirectly pay or award any fees or commissions or other compensation to any person or entity engaged to sell our Common Shares or give investment advice to a potential shareholder; provided, however, that our investment adviser may pay a registered broker-dealer or other properly licensed agent of normal sales commissions or other compensation (including cash compensation and non-cash compensation (as such terms are defined under FINRA Rule 2310)) for selling or distributing our Common Shares, including out of the investment adviser’s own assets, including those amounts paid to the investment adviser under the investment advisory and management agreement.

Commingling

The investment adviser may not permit our funds to be commingled with the funds of any other entity.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

We have entered into the investment advisory and management agreement and the Expense Support and Conditional Reimbursement Agreement with our investment adviser, a subsidiary of Ares Management, an entity in which certain trustees and officers of the Fund and members of the ASIF Investment Committee may have indirect ownership and pecuniary interests. Pursuant to the investment advisory and management agreement, we pay our investment adviser a base management fee and an incentive fee. See “Investment Advisory and Management Agreement and Administration Agreement - Compensation of Our Investment Adviser” above for a description of how the fees payable to our investment adviser are determined. Pursuant to our administration agreement, we reimburse our administrator, at cost, for our allocable portion of overhead and other expenses (including travel expenses) incurred by our administrator in performing its obligations under the administration agreement. See “Investment Advisory and Management Agreement and Administration Agreement - Administration Agreement” above for a description of how the expenses reimbursable to our administrator are determined. The Expense Support and Conditional Reimbursement Agreement is intended to ensure that no portion of our distributions to shareholders will represent a return of capital for tax purposes. See Note 3 to our consolidated financial statements in our 2023 Annual Report and Q2 2024 Quarterly Report, which is incorporated herein by reference, for additional information regarding the Expense Support and Conditional Reimbursement Agreement.

Conflicts may arise in allocating and structuring investments, time, services, expenses or resources among the investment activities of Ares funds, Ares, other Ares-affiliated entities and the employees of Ares. Certain of our executive officers and trustees, and members of the ASIF Investment Committee, serve or may serve as officers, directors or principals of other entities and affiliates of our investment adviser and investment funds managed by our investment adviser or its affiliates, including Ares Capital Corporation. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in our or our common shareholders’ best interests or may require them to devote time to services for other entities, which could interfere with the time available to provide services to us. Members of the ASIF Investment Committee may have significant responsibilities for other Ares funds. Similarly, although the professional staff of our investment adviser will devote as much time to the management of us as appropriate to enable our investment adviser to perform its duties in accordance with the investment advisory and management agreement, the investment professionals of our investment adviser may have conflicts in allocating their time and services among us, on the one hand, and investment vehicles managed by our investment adviser or one or more of its affiliates, on the other hand. These activities could be viewed as creating a conflict of interest insofar as the time and effort of the professional staff of our investment adviser and its officers and employees are not devoted exclusively to our business but are instead allocated between our business and the management of these other investment vehicles.

Our investment adviser has adopted an investment allocation policy designed to ensure that all investment opportunities are, to the extent practicable, allocated among its clients on a basis that over a period of time is fair and equitable to each client relative to other clients. Certain Ares funds may have investment objectives that compete or overlap with, and may from time to time invest in asset classes similar to those targeted by us, and our executive officers, certain of our trustees and members of the ASIF Investment Committee also serve as officers or principals of other investment managers affiliated with Ares Management that currently, and may in the future, manage such Ares funds that have investment objectives similar to our investment objective. Consequently, we, on the one hand, and these other entities, on the other hand, may from time to time pursue the same or similar capital and investment opportunities. Ares and our investment adviser endeavor to allocate investment opportunities in a fair and equitable manner, and in any event consistent with any fiduciary duties owed to us. Nevertheless, it is possible that we may not be given the opportunity to participate in certain investments made by other Ares funds. In addition, there may be conflicts in the allocation of investments among us and other Ares funds, including investments made pursuant to the Co-Investment Exemptive Order. Further, such other Ares funds may hold positions in portfolio companies in which we have also invested. Such investments may raise potential conflicts of interest between us and such other Ares funds, particularly if we and such other Ares funds invest in different classes or types of securities or investments of the same underlying portfolio company. In that regard, actions may be taken by another Ares fund that are adverse to our interests, including, but not limited to, during a restructuring, bankruptcy or other insolvency proceeding or similar matter occurring at the underlying portfolio company. See “Risk Factors - Risks Relating to Our Business and Structure - There are significant potential conflicts of interest that could impact our investment returns” in Part I, Item IA of our 2023 Annual Report, which is incorporated by reference herein.

Co-Investment Opportunities

As a BDC, we are subject to certain regulatory restrictions in negotiating certain investments with entities with which we may be restricted from doing so under the Investment Company Act, such as our investment adviser and its affiliates.

We, our investment adviser and certain of our affiliates have received the Co-Investment Exemptive Order from the SEC that permits us and other BDCs and registered closed-end management investment companies managed by Ares to co-invest in portfolio companies with each other and with affiliated investment funds. Co-investments made under the Co-Investment Exemptive Order are subject to compliance with certain conditions and other requirements, which could limit our ability to participate in a co-investment transaction. We may also otherwise co-invest with funds managed by Ares or any of its downstream affiliates, subject to compliance with existing regulatory guidance, applicable regulations and our investment adviser’s allocation policy. Our Board of Trustees has established a co-investment committee, which is primarily responsible for reviewing and making certain findings in respect of co-investment transactions pursuant to the Co-Investment Exemptive Order.

Intermediary Manager Agreement

We have entered into an Intermediary Manager Agreement with Ares Wealth Management Solutions, LLC, the intermediary manager, pursuant to which the intermediary manager agreed to, among other things, manage our relationships with third-party brokers engaged by the intermediary manager to participate in the distribution of Common Shares in our continuous offering, which we refer to as “participating brokers,” and financial advisors. The intermediary manager also coordinates our marketing and distribution efforts with participating brokers and their registered representatives with respect to communications related to the terms of the offering, our investment strategies, material aspects of our operations and subscription procedures. Subject to FINRA limitations on underwriting compensation, we and, ultimately, certain classes of our common shareholders, pay shareholder servicing and/or distribution fees to the intermediary manager. See “Description of our Common Shares” for more information. Pursuant to the Intermediary Manager Agreement, we will indemnify the intermediary manager, its officers, directors and any person who controls the intermediary manager, in certain circumstances.

The intermediary manager is an affiliate of our investment adviser and will not make an independent review of us or our continuous offering. This relationship may create conflicts in connection with the intermediary manager’s due diligence obligations under the federal securities laws. Although the intermediary manager will examine the information in the prospectus for our continuous offering of Common Shares for accuracy and completeness, due to its affiliation with our investment adviser, no independent review of us will be made in connection with the distribution of our Common Shares in our continuous offering.

License Agreement

We have entered into a License Agreement with Ares Management LLC, the sole member of Ares Capital Management, pursuant to which we have been granted a non-exclusive, royalty-free license to use the name “Ares.” Under this agreement, we have a right to use the Ares name for so long as Ares Capital Management remains our investment adviser. Other than with respect to this limited license, we have no legal right to the “Ares” name.

Material Non-Public Information

Members of the ASIF Investment Committee and other employees of our investment adviser and its affiliates may serve as directors of, or in a similar capacity with, companies in which we invest or in which we are pursuing an investment opportunity. Through these and other relationships with a company, these individuals may obtain material non-public information that might restrict our ability to buy or sell the securities of such company under the policies of the company or applicable law, including, for example, the antifraud provisions of the federal securities laws.

Code of Conduct

As a BDC, we are subject to certain regulatory requirements that restrict our ability to engage in certain related-party transactions. We have adopted procedures for the review, approval and monitoring of transactions that involve us and certain of our related persons. For example, we have a code of conduct that generally prohibits our executive officers or trustees from engaging in any transaction where there is a conflict between such individual’s personal interest and the interests of the Fund. Waivers to the code of conduct can generally only be obtained from the Chief Compliance Officer, the chairperson of the Board of Trustees or the chairperson of the audit committee and are publicly disclosed as required by applicable law and regulations. In addition, the audit committee is required to review and approve all related-party transactions (as defined in Item 404 of Regulation S-K).

Code of Ethics

We, Ares Capital Management and Ares Wealth Management Solutions, LLC have each adopted a code of ethics pursuant to Rule 17j-1 under the Investment Company Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. Our code of ethics is filed as an exhibit to our registration statement of which this prospectus is a part. For information on how to obtain a copy of the code of ethics, see “Available Information” below.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

The following table sets forth, as of      ,   , information with respect to the beneficial ownership of our Common Shares by:

●	each person known to us to be expected to beneficially own more than 5% of the outstanding Common Shares;

●	each of our Trustees and executive officers; and

●	all of our Trustees and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Except as otherwise noted below, each person named in the following table has sole voting and investment power with respect to the Fund’s Common Shares that they beneficially own. Each of the record holders of 5% or more of our Common Shares may be deemed not to beneficially own (or may be deemed to have disclaimed beneficial ownership of) some or all of their Common Shares to the extent they do not have voting and/or dispositive power over such Common Shares. There are no Common Shares subject to options that are currently exercisable or exercisable within 60 days of the offering. Percentage of beneficial ownership is based on      of our Common Shares outstanding as of      ,   .

The address for Joshua M. Bloomstein, R. Kipp deVeer, Mitchell Goldstein, Jana Markowicz, Jim Miller and Michael L. Smith is c/o Ares Strategic Income Fund, 245 Park Avenue, 44th Floor, New York, New York 10167. The address for Lisa Morgan is c/o Ares Strategic Income Fund, 4300 Wilson Blvd., Suite 260, Arlington, VA 22203. The address for each of the other trustees, executive officers and certain other officers listed in the table is c/o Ares Strategic Income Fund, 1800 Avenue of the Stars, Suite 1400, Los Angeles, California 90067.

Shares Beneficially Owned
Name and Address	Number	Percentage(1)
Independent Trustees
Sandra R. Anceleitz
Ann Torre Bates
Steven B. McKeever
Eric B. Siegel
Interested Trustees
R. Kipp deVeer
Mitchell Goldstein
Michael L. Smith
Executive Officers Who Are Not Trustees
Scott C. Lem
Jim Miller
All Trustees, Executive Officers and Certain Other Officers as a Group (16 persons)(2)
5% Holders
Partners Capital Investment Group, LLP(3)

*	Represents less than 1%.

(1)	Based on common shares outstanding as of , .

(2)	Includes shares owned by officers of the Fund that are not “Named Executive Officers,” as defined in Item 402 of Regulation S-K, as promulgated under the Securities Act of 1933 (“Regulation S-K”).

(3)	Based on a Schedule 13G/A filed with the SEC on February 6, 2024, Partners Capital Investment Group, LLP (“PCIG”) has the sole power to vote and dispose of 22,273,082.91 common shares. The principal business address of PCIG is 600 Atlantic Avenue 30th Floor, Boston, MA 02210.

The following table sets forth the dollar range of equity securities of the Fund beneficially owned by the Trustees as of      ,   . The Fund is not part of a “family of investment companies,” as the term is defined in the Investment Company Act.

Name and Address	Dollar Range of Equity Securities in Ares Strategic Income Fund(1)(2)
Independent Trustees
Sandra R. Anceleitz	None
Ann Torre Bates	Over $100,000
Steven B. McKeever	None
Eric B. Siegel	None
Interested Trustees
R. Kipp deVeer	None
Mitchell Goldstein	Over $100,000
Michael L. Smith	None

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

(2)	The dollar range of equity securities beneficially owned are: none, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000 or over $100,000.

DESCRIPTION OF OUR COMMON SHARES

The following description is based on relevant portions of Delaware law and on our Declaration of Trust and bylaws. This summary is not necessarily complete, and we refer you to Delaware law, our Declaration of Trust and our bylaws for a more detailed description of the provisions summarized below.

General

The terms of the Declaration of Trust authorize an unlimited number of Common Shares of any class, par value $0.01 per share, of which 128,788,947 shares were outstanding as of June 30, 2024, and an unlimited number of preferred shares, par value $0.01 per share. The Declaration of Trust provides that the Board of Trustees may classify or reclassify any unissued Common Shares into one or more classes or series of Common Shares or preferred shares by setting or changing the preferences, conversion or other rights, voting powers, restrictions, or limitations as to dividends, qualifications, or terms or conditions of redemption of the shares. There is currently no market for our Common Shares, and we can offer no assurances that a market for our Common Shares will develop in the future. We do not intend for our Common Shares to be listed on any national securities exchange. There are no outstanding options or warrants to purchase our Common Shares. No shares have been authorized for issuance under any equity compensation plans. Under the terms of our Declaration of Trust, shareholders shall be entitled to the same limited liability extended to shareholders of private Delaware for profit corporations formed under the Delaware General Corporation Law, 8 Del. C. § 100, et. seq. Our Declaration of Trust provides that no shareholder shall be liable for any debt, claim, demand, judgment or obligation of any kind of, against or with respect to us by reason of being a shareholder, nor shall any common shareholder be subject to any personal liability whatsoever, in tort, contract or otherwise, to any person in connection with the Fund’s assets or the affairs of the Fund by reason of being a shareholder.

None of our Common Shares are subject to further calls or to assessments, sinking fund provisions, obligations of the Fund or potential liabilities associated with ownership of the security (not including investment risks). In addition, except as may be provided by the Board of Trustees in setting the terms of any class or series of Common Shares and except in connection with a roll-up transaction (as defined below), no shareholder shall be entitled to exercise appraisal rights in connection with any transaction.

Outstanding Securities

		Amount Held	Amount
		by Fund	Outstanding
	Amount	for its	as of
Title of Class	Authorized	Account	June 30, 2024
Class S	Unlimited	-	21,926,967
Class D	Unlimited	-	3,088,469
Class I	Unlimited	-	103,773,511

Common Shares

Under the terms of our Declaration of Trust, all of our Common Shares have equal rights as to voting and at the time of issuance, are duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our Common Shares if, as and when authorized by our Board of Trustees and declared by us out of funds legally available therefore. Except as may be provided by our Board of Trustees in setting the terms of classified or reclassified shares, our Common Shares have no preemptive, exchange, conversion, appraisal or redemption rights and will be freely transferable, except where their transfer is restricted by federal or state securities laws or by contract and except that, in order to avoid the possibility that our assets could be treated as “plan assets,” we may require any person proposing to acquire Common Shares to furnish such information as may be necessary to determine whether such person is a benefit plan investor or a controlling person, restrict or prohibit transfers of shares of such shares or redeem any outstanding shares for such price and on such other terms and conditions as may be determined by or at the direction of the Board of Trustees. In the event of our liquidation, dissolution or winding up, each share of our Common Shares would be entitled to share pro rata in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred shares, if any preferred shares are outstanding at such time. Subject to the rights of holders of any other class or series of shares, each share of our Common Shares is entitled to one vote on all matters submitted to a vote of shareholders, including the election of Trustees. Except as may be provided by the Board of Trustees in setting the terms of classified or reclassified shares, and subject to the express terms of any class or series of preferred shares, the holders of our Common Shares possess exclusive voting power. There is no cumulative voting in the election of Trustees. Each Trustee will be elected by a majority of the votes cast with respect to such Trustee’s election. Pursuant to our Declaration of Trust, our Board of Trustees may amend the bylaws to alter the vote required to elect trustees.

Class S Shares

No upfront selling commissions are paid for sales of any Class S shares, however, if Class S shares are purchased from certain selling agents, they may directly charge transaction or other fees in such amount as they may determine, provided that selling agents limit such charges to a 2.0% cap on NAV for Class S shares.

We pay the intermediary manager selling commissions over time as shareholder servicing and/or distribution fees with respect to our outstanding Class S shares equal to 0.85% per annum of the aggregate NAV of our outstanding Class S shares, including any Class S shares issued pursuant to our distribution reinvestment plan. The shareholder servicing and/or distribution fees are paid monthly in arrears. The intermediary manager reallows (pays) all or a portion of the shareholder servicing and/or distribution fees to participating brokers and servicing brokers for ongoing shareholder services performed by such brokers, and will waive shareholder servicing and/or distribution fees to the extent a broker is not eligible to receive it for failure to provide such services.

Class S shares are available through brokerage and transactional-based accounts.

Class D Shares

No upfront selling commissions are paid for sales of any Class D shares, however, if Class D shares are purchased from certain selling agents, they may directly charge transaction or other fees in such amount as they may determine, provided that selling agents limit such charges to a 2.0% cap on NAV for Class D shares.

We pay the intermediary manager selling commissions over time as shareholder servicing and/or distribution fees with respect to our outstanding Class D shares equal to 0.25% per annum of the aggregate NAV of our outstanding Class D shares, including any Class D shares issued pursuant to our distribution reinvestment plan. The shareholder servicing and/or distribution fees are paid monthly in arrears. The intermediary manager reallows (pays) all or a portion of the shareholder servicing and/or distribution fees to participating brokers and servicing brokers for ongoing shareholder services performed by such brokers, and will waive shareholder servicing and/or distribution fees to the extent a broker is not eligible to receive it for failure to provide such services.

Class D shares are generally available for purchase only (1) through fee-based programs, also known as wrap accounts, that provide access to Class D shares, (2) through participating broker-dealers that have alternative fee arrangements with their clients to provide access to Class D shares, (3) through transaction/brokerage platforms at participating broker-dealers, (4) through investment advisers registered under the Investment Advisers Act of 1940 or applicable state law that are also registered with or as a broker-dealer, (5) through bank trust departments or any other organization or person authorized to act in a fiduciary capacity for its clients or customers or (6) other categories of investors that we name in an applicable filing related to offering such shares with the SEC.

Class I Shares

No upfront selling commissions or shareholder servicing and/or distribution fees are paid for sales of any Class I shares, however, if Class I shares are purchased from certain selling agents, they may directly charge transaction or other fees in such amount as they may determine, provided that selling agents limit such charges to a 2.0% cap on NAV for Class I shares.

Class I shares are generally available for purchase only (1) through fee-based programs, also known as wrap accounts, that provide access to Class I shares, (2) by institutional accounts as defined by FINRA Rule 4512(c), (3) through bank-sponsored collective trusts and bank-sponsored common trusts, (4) by retirement plans (including a trustee or custodian under any deferred compensation or pension or profit sharing plan or payroll deduction IRA established for the benefit of the employees of any company), foundations or endowments, (5) through certain financial intermediaries that are not otherwise registered with or as a broker-dealer and that direct clients to trade with a broker-dealer that offers Class I shares, (6) through investment advisers registered under the Investment Advisers Act of 1940 or applicable state law that are also registered with or as a broker-dealer, whose broker-dealer does not receive any compensation from the Fund or from the intermediary manager, (7) by the Fund’s officers and Trustees and their immediate family members, as well as officers and employees of Ares and their immediate family members, (8) through transaction or brokerage platforms at participating broker-dealers and their affiliates, including by such broker-dealers’ officers, directors, employees and registered representatives, as well as the immediate family members of such persons, as defined by FINRA Rule 5130, (9) through bank trust departments or any other organization or person authorized to act as a fiduciary for its clients or customers, and (10) by any other categories of purchasers that we name in an applicable filing related to offering such shares with the SEC. In certain cases, where a holder of Class S or Class D shares exits a relationship with a participating broker for our public offering and does not enter into a new relationship with a participating broker for such offering, such holder’s shares may be exchanged into an equivalent NAV amount of Class I shares.

Exchange of Common Shares Between Classes

A shareholder may be permitted to exchange Common Shares between classes of shares of the Fund, provided that, among other things: (1) the shareholder’s aggregate investment would have met the minimum initial investment requirements in the applicable class at the time of purchase and continues to meet those requirements; (2) the Common Shares are otherwise available for offer and sale; and (3) the investment meets all other requirements for investing in the applicable class. When an individual shareholder cannot meet the minimum initial investment requirements of the applicable class, exchanges of Common Shares from one class to the applicable class may be permitted if such shareholder’s investment is made by an intermediary that has discretion over the account and has invested other clients’ assets in the Fund, which when aggregated together with such investor’s investment, meet the minimum initial investment requirements for the applicable class. Investors will not be charged any fees by the Fund for such exchanges. Ongoing fees and expenses incurred by a given class will differ from those of other share classes, and an investor receiving new Common Shares in an exchange may be subject to lower total expenses charged by the Fund following such exchange. Exchange transactions will be effected only into an identically registered account. While exchange transactions will generally not be treated as a redemption for federal income tax purposes, investors are urged to consult their tax advisors as to the U.S. federal, state, local and non-U.S. tax consequences of an exchange. The Fund also reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange.

Assuming the exchange meets the eligibility requirements of the class into which such shareholder seeks to exchange and the Fund has received proper instruction from the financial intermediary to effect such exchange and consents to such exchange, (i) a financial intermediary may, in its discretion, determine to exchange a shareholder’s Common Shares at such shareholder’s request and (ii) in certain cases, where a holder of Class S shares or Class D shares is no longer eligible to hold such class of shares based on the shareholder’s arrangements with its financial intermediary, (a) such holder’s Class S shares may be exchanged into an equivalent net asset value amount of Class D shares or Class I shares and (b) such holder’s Class D shares may be exchanged into an equivalent net asset value amount of Class I shares.

Other Terms of Common Shares

We will cease paying the shareholder servicing and/or distribution fees on the Class S shares and Class D shares on the earlier to occur of the following (i) a listing of Class I shares, (ii) our merger or consolidation with or into another entity, or the sale or other disposition of all or substantially all of our assets or (iii) the date following the completion of the primary portion of our continuous public offering on which, in the aggregate, underwriting compensation from all sources in connection with such offering, including selling commissions, the shareholder servicing and/or distribution fees and other underwriting compensation, is equal to 10% of the gross proceeds from our primary offering. In addition, consistent with the exemptive relief allowing us to offer multiple classes of shares, at the end of the month in which the intermediary manager in conjunction with the transfer agent determines that total transaction or other fees, including upfront placement fees or brokerage commissions, and shareholder servicing and/or distribution fees paid with respect to shares held in a common shareholder’s account would exceed, in the aggregate, 10% of the gross proceeds from the sale of such shares (or a lower limit as determined by the intermediary manager or the applicable selling agent), we will cease paying the shareholder servicing and/or distribution fees on either (i) each such share that would exceed such limit or (ii) all Class S shares and Class D shares in such common shareholder’s account. We may modify this requirement if permitted by applicable exemptive relief. At the end of such month, the applicable Class S shares or Class D shares in such common shareholder’s account will convert into a number of Class I shares (including any fractional shares), with an equivalent aggregate NAV as such Class S or Class D shares. In addition, immediately before any liquidation, dissolution or winding up, each Class S share and Class D share will automatically convert into a number of Class I shares (including any fractional shares) with an equivalent NAV as such share.

Preferred Shares

We do not currently have any preferred shares outstanding. Under the terms of the Declaration of Trust, our Board of Trustees may authorize us to issue preferred shares in one or more classes or series without shareholder approval, to the extent permitted by the Investment Company Act. The Board of Trustees has the power to fix the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of each class or series of preferred shares. If we issue preferred shares, we will make any required disclosure to shareholders. We will not offer preferred shares to our investment adviser or our affiliates except on the same terms as offered to all other shareholders.

Preferred shares could be issued with terms that would adversely affect the shareholders, provided that we may not issue any preferred shares that would limit or subordinate the voting rights of holders of our Common Shares. Preferred shares could also be used as an anti-takeover device through the issuance of shares of a class or series of preferred shares with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control. Every issuance of preferred shares will be required to comply with the requirements of the Investment Company Act. The Investment Company Act requires, among other things, that: (1) immediately after issuance and before any dividend or other distribution is made with respect to common shares and before any purchase of common shares is made, such preferred shares together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of preferred shares, if any are issued, must be entitled as a class voting separately to elect two Trustees at all times and to elect a majority of the Trustees if distributions on such preferred shares are in arrears by two full years or more. Certain matters under the Investment Company Act require the affirmative vote of the holders of at least a majority of the outstanding preferred shares (as determined in accordance with the Investment Company Act) voting together as a separate class. For example, the vote of such holders of preferred shares would be required to approve a proposal involving a plan of reorganization adversely affecting such securities.

The issuance of any preferred shares must be approved by a majority of our independent Trustees not otherwise interested in the transaction, who will have access, at our expense, to our legal counsel or to independent legal counsel.

Limitation on Liability of Trustees and Officers; Indemnification and Advance of Expenses

Delaware law permits a Delaware statutory trust to include in its declaration of trust a provision to indemnify and hold harmless any trustee or beneficial owner or other person from and against any and all claims and demands whatsoever. Our Declaration of Trust provides that our Trustees will not be liable to us or our common shareholders for monetary damages for breach of fiduciary duty as a trustee to the fullest extent permitted by Delaware law. Our Declaration of Trust provides for the indemnification of any person to the full extent permitted, and in the manner provided, by Delaware law. In accordance with the Investment Company Act, we will not indemnify certain persons for any liability to which such persons would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Pursuant to our Declaration of Trust and subject to certain exceptions described therein, we will indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (i) any individual who is a present or former Trustee or officer, employee, controlling person or agent of the Fund or the investment adviser or its controlling person and who is made or threatened to be made a party to the proceeding by reason of their service in that capacity or (ii) any individual who, while a Trustee or officer of the Fund, or our investment adviser or its controlling person, and at the request of the Fund, serves or has served as a trustee, officer, partner or trustee of any corporation, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to the proceeding by reason of their service in that capacity (each such person, an “Indemnitee”), in each case to the fullest extent permitted by Delaware law. Notwithstanding the foregoing, we will not provide indemnification for any loss, liability or expense arising from or out of an alleged violation of federal or state securities laws by an Indemnitee unless (i) there has been a successful adjudication on the merits of each count involving alleged securities law violations, (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction, or (iii) a court of competent jurisdiction approves a settlement of the claims against the Indemnitee, as the case may be, and finds that indemnification of the settlement and the related costs should be made and the court considering the request for indemnification has been advised of the position of the SEC and of the published position of any state securities regulatory authority in which securities were offered or sold as to indemnification for violations of securities laws.

We will not indemnify an Indemnitee against any liability or loss suffered by such Indemnitee unless (i) the Indemnitee determines in good faith that the course of conduct that caused the loss or liability was in the best interest of the Fund, (ii) the Indemnitee was acting on behalf of or performing services for the Fund, (iii) such liability or loss was not the result of (A) negligence or misconduct, in the case that the party seeking indemnification is a Trustee (other than an independent Trustee), officer, employee, controlling person or agent of the Fund or investment adviser or its controlling person, or (B) gross negligence or willful misconduct, in the case that the party seeking indemnification is an independent Trustee, and (iv) such indemnification or agreement to hold harmless is recoverable only out of assets of the Fund and not from the shareholders.

In addition, the Declaration of Trust permits the Fund to advance reasonable expenses to an Indemnitee or an affiliate of our investment adviser who is not otherwise an Indemnitee, and we will do so in advance of final disposition of a proceeding (a) if the proceeding relates to acts or omissions with respect to the performance of duties or services on behalf of the Fund, (b) the legal proceeding was initiated by a third party who is not a shareholder or, if by a shareholder of the Fund acting in their capacity as such, a court of competent jurisdiction approves such advancement and (c) upon the Fund’s receipt of (i) a written affirmation by such person of their good faith belief that they have met the standard of conduct necessary for indemnification by the Fund and (ii) a written undertaking by them or on their behalf to repay the amount paid or reimbursed by the Fund, together with the applicable legal rate of interest thereon,, if it is ultimately determined by final, non-appealable decision of a court of competent jurisdiction, that the Indemnitee is not entitled to indemnification.

In addition to the indemnification provided for in our Declaration of Trust, we have entered into indemnification agreements with each of our current Trustees and certain of our officers and with members of the ASIF Investment Committee and we intend to enter into indemnification agreements with each of our future Trustees, members of our ASIF Investment Committee and certain of our officers. The indemnification agreements attempt to provide these Trustees, officers and other persons the maximum indemnification permitted under Delaware law and the Investment Company Act. The agreements provide, among other things, for the advancement of expenses and indemnification for liabilities that such person may incur by reason of their status as a present or former Trustee or officer or member of the ASIF Investment Committee in any action or proceeding arising out of the performance of such person’s services as a present or former Trustee or officer or member of the ASIF Investment Committee.

Delaware Law and Certain Declaration of Trust Provisions

Organization and Duration

We were formed in Delaware on March 15, 2022, and will remain in existence until dissolved in accordance with our Declaration of Trust or pursuant to Delaware law.

Purpose

Under the Declaration of Trust, we are permitted to engage in any business activity that lawfully may be conducted by a statutory trust organized under Delaware law and, in connection therewith, to exercise all of the rights and powers conferred upon us pursuant to the agreements relating to such business activity.

Our Declaration of Trust contains provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. Our Board of Trustees may, without shareholder action, authorize the issuance of shares in one or more classes or series, including preferred shares; our Board of Trustees may, without shareholder action, amend our Declaration of Trust to increase the number of our Common Shares, of any class or series, that we will have authority to issue; and our Declaration of Trust provides that, while we do not intend to list our Common Shares on any securities exchange, if any class of our Common Shares is listed on a national securities exchange, our Board of Trustees will be divided into three classes of Trustees serving staggered terms of three years each. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Trustees. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Sales and Leases to the Fund

Our Declaration of Trust provides that, unless otherwise permitted by the Investment Company Act or applicable guidance or exemptive relief of the SEC, we may not purchase or lease assets in which our investment adviser or any of its affiliates have an interest unless, as provided by the Omnibus Guidelines, all of the following conditions are met: (a) the transaction occurred at the formation of the Fund and is fully disclosed to the shareholders in a prospectus or in a periodic report; and (b) the assets are sold or leased upon terms that are reasonable to us and at a price not to exceed the lesser of cost or fair market value as determined by an independent expert. However, our investment adviser may purchase assets in its own name (and assume loans in connection) and temporarily hold title, for the purposes of facilitating the acquisition of the assets, the borrowing of money, obtaining financing for us, or the completion of construction of the assets, so long as all of the following conditions are met: (i) the assets are purchased by us at a price no greater than the cost of the assets to our investment adviser; (ii) all income generated by, and the expenses associated with, the assets so acquired will be treated as belonging to us; and (iii) there are no other benefits arising out of such transaction to our investment adviser.

Sales and Leases to our Investment Adviser, Trustees or Affiliates

Our Declaration of Trust provides that, unless otherwise permitted by the Investment Company Act or applicable guidance or exemptive relief of the SEC, we may not sell assets to our investment adviser or any of its affiliates unless such sale is approved by the holders of a majority of our outstanding Common Shares. Our Declaration of Trust also provides that, unless otherwise permitted by the Investment Company Act or applicable guidance or exemptive relief of the SEC, we may not lease assets to our investment adviser, any trustee or any affiliate thereof unless, as provided by the Omnibus Guidelines all of the following conditions are met: (a) the transaction occurred at the formation of the Fund and is fully disclosed to the shareholders either in a prospectus or a periodic report filed with the SEC or otherwise; and (b) the terms of the transaction are fair and reasonable to us.

Loans

Our Declaration of Trust provides that we may not loan money to our investment adviser or any of its affiliates.

Commissions on Financing, Refinancing or Reinvestment

Our Declaration of Trust provides that, unless otherwise permitted by the Investment Company Act or applicable guidance or exemptive relief of the SEC, we generally may not pay, directly or indirectly, a commission or fee to our investment adviser or any of its affiliates in connection with the reinvestment of cash available for distribution, available reserves, or the proceeds of the resale, exchange or refinancing of assets.

Lending Practices

Our Declaration of Trust provides that, with respect to financing made available to us by our investment adviser, our investment adviser may not receive interest in excess of the lesser of our investment adviser’s cost of funds or the amounts that would be charged by unrelated lending institutions on comparable loans for the same purpose. Our investment adviser may not impose a prepayment charge or penalty in connection with such financing and our investment adviser may not receive points or other financing charges. In addition, our investment adviser is prohibited from providing financing to us with a term in excess of 12 months.

Number of Trustees; Vacancies; Removal

Our Declaration of Trust provides that the number of Trustees will be set by our Board of Trustees in accordance with our bylaws. Our bylaws provide that a majority of our entire Board of Trustees may at any time increase or decrease the number of Trustees. Our Declaration of Trust provides that the number of Trustees generally may not be less than three. Except as otherwise required by applicable requirements of the Investment Company Act and as may be provided by our Board of Trustees in setting the terms of any class or series of preferred shares, pursuant to an election under our Declaration of Trust, any and all vacancies on our Board of Trustees may be filled only by the affirmative vote of a majority of the remaining Trustees in office, even if the remaining Trustees do not constitute a quorum, and any Trustee elected to fill a vacancy will serve for the remainder of the full term of the Trustee for whom the vacancy occurred and until a successor is elected by our shareholders and qualified, or until his or her earlier resignation, removal from office, death or incapacity, subject to any applicable requirements of the Investment Company Act. Independent Trustees will nominate replacements for any vacancies among the independent Trustees’ positions.

Our Declaration of Trust provides that a Trustee may be removed (i) for cause by a majority of the remaining Trustees (or in the case of the removal of a Trustee that is not an interested person, a majority of the remaining Trustees that are not interested persons); or (ii) with or without cause upon a vote by the holders of more than 50% of the outstanding shares entitled to vote.

We have a total of seven members of our Board of Trustees, four of whom are independent Trustees. Our Declaration of Trust provides that a majority of our Board of Trustees must be independent Trustees except for a period of up to 60 days after the death, removal or resignation of an independent Trustee pending the election of their successor. Each Trustee will serve an initial term that will expire at the annual meeting of shareholders held in 2026, and following such initial term, at the annual meeting of shareholders each third year thereafter. Each Trustee’s term will extend until his or her successor is duly elected by our shareholders or qualified. Each Trustee may be reelected to an unlimited number of succeeding terms successor is duly elected by our shareholders or qualified. While we do not intend to list our Common Shares on any securities exchange, if any class of our Common Shares is listed on a national securities exchange, our Board of Trustees will be divided into three classes of Trustees serving staggered terms of three years each.

Action by Shareholders

Our bylaws provide that unless otherwise provided in the Declaration of Trust, each outstanding share owned of record on the applicable record date, regardless of class, shall be entitled to one vote on each matter submitted to a vote at a meeting of shareholders. Under our bylaws, the Fund is required to hold an annual meeting of shareholders each year. Special meetings may be called by a majority of the independent Trustees and our chief executive officer (or one of our co-chief executive officers, as the case may be), and will be limited to the purposes for any such special meeting set forth in the notice thereof. In addition, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the shareholders requesting the meeting, a special meeting of shareholders will be called by the secretary of the Fund to act on any matter that may properly be considered at a meeting of shareholders upon the written request of shareholders entitled to cast not less than 10% of all the votes entitled to be cast on such matter at such meeting. At any meeting of shareholders, the presence in person or by proxy of shareholders of the Fund holding 50% of the outstanding shares of the Fund will constitute a quorum, except with respect to any matter that, under applicable statutes or regulatory requirements, requires approval by a separate vote of one or more classes of shares, in which case the presence in person or by proxy of holders representing 50% of the outstanding shares of such class will constitute a quorum.

With respect to special meetings of shareholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Trustees at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Trustees or (3) provided that the Board of Trustees has determined that Trustees will be elected at the meeting, by a shareholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the Declaration of Trust.

Our Declaration of Trust also provides that, subject to the mandatory provisions of any applicable laws or regulations or other provisions of the Declaration of Trust, the following actions may be taken by the shareholders, without concurrence by our Board of Trustees or our investment adviser, upon a vote by the holders of more than 50% of the outstanding shares entitled to vote to:

●	modify the Declaration of Trust;

●	remove our investment adviser or appoint a new investment adviser;

●	remove any Trustee with or without cause;

●	dissolve the Fund; or

●	sell all or substantially all of our assets other than in the ordinary course of business.

The purpose of requiring shareholders to give us advance notice of nominations and other business is to afford our Board of Trustees a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board of Trustees, to inform shareholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of shareholders. Although our Declaration of Trust does not give our Board of Trustees any power to disapprove shareholder nominations for the election of Trustees or proposals recommending certain action, they may have the effect of precluding a contest for the election of Trustees or the consideration of shareholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of trustees or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our common shareholders.

Our investment adviser and Board of Trustees, as applicable, may not, without the approval of a vote by the holders of more than 50% of the outstanding shares entitled to vote on such matters:

●	modify our Declaration of Trust except for amendments which do not materially alter or change the powers, preferences, or special rights of the Fund’s shares so as to affect them adversely;

●	voluntarily withdraw as our investment adviser unless such withdrawal would not affect our tax status and would not materially alter or change powers, preferences or special rights of the Fund’s shares so as to affect them adversely;

●	appoint a new investment adviser (other than a sub-adviser pursuant to the terms of our investment advisory and management agreement and applicable law);

●	sell all or substantially all of our assets other than in the ordinary course of business; or

●	cause the merger or similar reorganization of the Fund.

Additionally, the investment adviser may not amend the investment advisory and management agreement except for amendments which do not materially alter or change the powers, preferences, or special rights the Fund’s Common Shares so as to affect them adversely.

Amendment of the Declaration of Trust and Bylaws

Except for amendments to our Declaration of Trust which materially alter or change the powers, preferences, or special rights of the Fund’s Common Shares so as to affect them adversely, our Declaration of Trust provides that our Board of Trustees may amend our Declaration of Trust without any vote of our common shareholders. Our Declaration of Trust provides that our Board of Trustees has the exclusive power to adopt, alter or repeal any provision of our bylaws and to make new bylaws.

Actions by the Board Related to Merger, Conversion, Reorganization or Dissolution

The Fund may, following the receipt of any applicable approval of holders of our outstanding shares pursuant to our Declaration of Trust, cause our investment adviser to, approve a merger, conversion, consolidation or other reorganization of the Fund, provided that the resulting entity is a business development company under the Investment Company Act. The Fund will not permit our investment adviser or our Board of Trustees to cause the merger or other reorganization of the Fund without the affirmative vote by the holders of more than 50% of the outstanding shares of the Fund entitled to vote on the matter. The Fund may be dissolved at any time, without the approval of the holders of our outstanding Common Shares, unless such shareholder approval is required in connection with the sale of all or substantially all of our assets. In such case, the Fund may be dissolved upon the affirmative vote by the holders of more than 50% of the outstanding shares of the Fund entitled to vote on the matter.

Unless otherwise expressly provided in our Declaration of Trust, in the event of any liquidation, dissolution or winding up of the Fund, whether voluntary or involuntary, the holders of all classes of Common Shares shall be entitled, after payment or provision for payment of the debts and other liabilities of the Fund (as such liability may affect one or more of the classes of Common Shares), to share ratably in the remaining net assets of the Fund.

Derivative Actions

No person, other than a Trustee, who is not a shareholder shall be entitled to bring any derivative action, suit or other proceeding on behalf of the Fund.

In addition to the requirements set forth in Section 3816 of the Delaware Statutory Trust Statute, a shareholder may bring a derivative action on behalf of the Fund only if the following conditions are met: (i) the shareholder or shareholders must make a pre-suit demand upon the Board of Trustees to bring the subject action unless an effort to cause the Board of Trustees to bring such an action is not likely to succeed; and a demand on the Board of Trustees shall only be deemed not likely to succeed and therefore excused if a majority of the Board of Trustees, or a majority of any committee established to consider the merits of such action, is composed of Board of Trustees who are not “independent Trustees” (as that term is defined in the Delaware Statutory Trust Statute); and (ii) unless a demand is not required under clause (i) above, the Board of Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim; and the Board of Trustees shall be entitled to retain counsel or other advisors in considering the merits of the request and, except for claims arising under federal or state securities laws, may require an undertaking by the shareholders making such request to reimburse the Fund for the expense of any such advisors in the event that the Board of Trustees determine not to bring such action. Clause (i), above, does not apply to claims arising under federal or state securities laws. For purposes of this paragraph, the Board of Trustees may designate a committee of one or more Trustees to consider a shareholder demand.

Direct Actions

In addition to the requirements set forth in Section 3816 of the Delaware Statutory Trust Statute, a shareholder may only bring a direct action against the Fund or its Trustees if the following conditions are met: (i) the shareholder or shareholders must make a pre-suit demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such an action is not likely to succeed; and a demand on the Trustees shall only be deemed not likely to succeed and therefore excused if a majority of the Trustees, or a majority of any committee established to consider the merits of such action, is composed of Trustees who are not “independent Trustees” (as that term is defined in the Delaware Statutory Trust Statute); and (ii) unless a demand is not required under clause (i) of this paragraph, the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim; and the Trustees shall be entitled to retain counsel or other advisors in considering the merits of the request. Clause (i) of this paragraph shall not apply to claims arising under federal or state securities laws.

Exclusive Delaware Jurisdiction

Each Trustee, each officer, each shareholder and each other person legally or beneficially owning a share or an interest in a share of the Fund (whether through a broker, dealer, bank, trust company or clearing corporation or an agent of any of the foregoing or otherwise), to the fullest extent permitted by law, including Section 3804(e) of the Delaware Statutory Trust Statute, (i) irrevocably agrees that any claims, suits, actions or proceedings asserting a claim governed by the internal affairs (or similar) doctrine or arising out of or relating in any way to the Fund, the Delaware Statutory Trust Statute, the Declaration of Trust, or the bylaws or asserting a claim governed by the internal affairs (or similar) doctrine (including, without limitation, any claims, suits, actions or proceedings to interpret, apply or enforce (A) the provisions of the Declaration of Trust or bylaws, (B) the duties (including fiduciary duties), obligations or liabilities of the Fund to the shareholders or the Board of Trustees, or of officers or the Board of Trustees to the Fund, to the shareholders or each other, (C) the rights or powers of, or restrictions on, the Fund, the officers, the Board of Trustees or the shareholders, (D) any provision of the Delaware Statutory Trust Statute or other laws of the State of Delaware pertaining to trusts made applicable to the Fund pursuant to Section 3809 of the Delaware Statutory Trust Statute, (E) any other instrument, document, agreement or certificate contemplated by any provision of the Delaware Statutory Trust Statute, the Declaration of Trust or the bylaws relating in any way to the Fund or (F) the federal securities laws of the United States, including, without limitation, the Investment Company Act, or the securities or antifraud laws of any international, national, state, provincial, territorial, local or other governmental or regulatory authority, including, in each case, the applicable rules and regulations promulgated thereunder (regardless, in each case, of whether such claims, suits, actions or proceedings (x) sound in contract, tort, fraud or otherwise, (y) are based on common law, statutory, equitable, legal or other grounds or (z) are derivative or direct claims)), shall be exclusively brought in the Court of Chancery of the State of Delaware or, if such court does not have subject matter jurisdiction thereof, any other court in the State of Delaware with subject matter jurisdiction, (ii) irrevocably submits to the exclusive jurisdiction of such courts in connection with any such claim, suit, action or proceeding, (iii) irrevocably agrees not to, and waives any right to, assert in any such claim, suit, action or proceeding that (A) it is not personally subject to the jurisdiction of such courts or any other court to which proceedings in such courts may be appealed, (B) such claim, suit, action or proceeding is brought in an inconvenient forum or (C) the venue of such claim, suit, action or proceeding is improper, (iv) consents to process being served in any such claim, suit, action or proceeding by mailing, certified mail, return receipt requested, a copy thereof to such party at the address in effect for notices hereunder, and agrees that such service shall constitute good and sufficient service of process and notice thereof; provided, nothing in clause (iv) hereof shall affect or limit any right to serve process in any other manner permitted by law and (v) irrevocably waives any and all right to trial by jury in any such claim, suit, action or proceeding. The limitations set forth in this paragraph do not apply to claims arising under federal or state securities laws or the rules and regulations thereunder.

Determinations by Our Board of Trustees

Our Declaration of Trust contains a provision that codifies the authority of our Board of Trustees to manage our business and affairs. This provision enumerates certain matters and states that the determination as to any such enumerated matters made by or pursuant to the direction of our Board of Trustees (consistent with our Declaration of Trust) is final, conclusive, and binding upon us and our shareholders. This provision does not alter the duties our Board of Trustees owes to us or our shareholders pursuant to our Declaration of Trust and under Delaware law. Further, it would not restrict the ability of a shareholder to challenge an action by our Board of Trustees which was taken in a manner that is inconsistent with our Declaration of Trust or the Board of Trustees’ duties under Delaware law or which did not comply with the requirements of the provision.

Construction and Governing Law

Our Declaration of Trust provides that the Declaration of Trust and the bylaws, and the rights and obligations of the Trustees and common shareholders, shall be governed by and construed and enforced in accordance with the Delaware Statutory Trust Act and the laws of the State of Delaware. Under the terms of our Declaration of Trust, to the fullest extent permitted by law, our common shareholders and the Board of Trustees of the Fund will be deemed to have waived any non-mandatory rights of beneficial owners or trustees under the Delaware Statutory Trust Act or general trust law, and the Fund, our common shareholders, and the Trustees (including the Delaware Trustee) shall not be subject to any applicable provisions of law pertaining to trusts that, in a manner inconsistent with the express terms of our Declaration of Trust or bylaws, relate to or regulate (i) the filing with any court or governmental body or agency of trustee accounts or schedules of trustee fees and charges, (ii) affirmative requirements to post bonds for trustees, officers, agents or employees of a trust,(iii) the necessity for obtaining court or other governmental approval concerning the acquisition, holding or disposition of real or personal property, (iv) fees or other sums payable to trustees, officers, agents or employees of a trust, (v) the allocation of receipts and expenditures to income or principal, (vi) restrictions or limitations on the permissible nature, amount or concentration of trust investments or requirements relating to the titling, storage or other manner of holding or investing trust assets, or (vii) the establishment of fiduciary or other standards or responsibilities or limitations on the acts or powers of trustees, which are inconsistent with the limitations or liabilities or authorities and powers of Trustees as set forth or referenced in our Declaration of Trust.

Restrictions on Roll-Up Transactions

In connection with a proposed “roll-up transaction,” which, in general terms, is any transaction involving the acquisition, merger, conversion or consolidation, directly or indirectly, of us and the issuance of securities of an entity that would be created or would survive after the successful completion of the roll-up transaction, we will obtain an appraisal of all of our properties from an independent expert. In order to qualify as an independent expert for this purpose, the person or entity must have no material current or prior business or personal relationship with us and must be engaged to a substantial extent in the business of rendering opinions regarding the value of assets of the type held by us, who is qualified to perform such work. In connection with a roll-up transaction, our assets will be appraised on a consistent basis, and the appraisal will be based on the evaluation of all relevant information and will indicate the value of our assets as of a date immediately prior to the announcement of the proposed roll-up transaction. The appraisal will assume an orderly liquidation of our assets over a 12-month period. The terms of the engagement of such independent expert will clearly state that the engagement is for our benefit and the benefit of our common shareholders. We will include a summary of the appraisal, indicating all material assumptions underlying the appraisal, in a report to the shareholders in connection with the proposed roll-up transaction. If the appraisal or a fairness opinion with respect to the appraisal will be included in a prospectus used to offer the securities of the roll-up entity, the appraisal and such fairness opinion will be filed with the SEC and the states as an exhibit to the registration statement for the offering.

In connection with a proposed roll-up transaction, the person sponsoring the roll-up transaction must offer to the shareholders who vote against the proposal a choice of:

●	accepting the securities of the entity that would be created or would survive after the successful completion of the roll-up transaction offered in the proposed roll-up transaction; or one of the following:

●	remaining as shareholders and preserving their interests in us on the same terms and conditions as existed previously; or

●	receiving cash in an amount equal to their pro rata share of the appraised value of our net assets.

We are prohibited from participating in any proposed roll-up transaction:

●	which would result in shareholders having voting rights in the entity that would be created or would survive after the successful completion of the roll-up transaction that are less than those provided in our Declaration of Trust, including rights with respect to the election and removal of directors, annual and special meetings, amendments to our Declaration of Trust and our dissolution;

●	which includes provisions that would operate as a material impediment to, or frustration of, the accumulation of Common Shares by any purchaser of the securities of the entity that would be created or would survive after the successful completion of the roll-up transaction, except to the minimum extent necessary to preserve the tax status of such entity, or which would limit the ability of an investor to exercise the voting rights of its securities of the entity that would be created or would survive after the successful completion of the roll-up transaction on the basis of the number of shares held by that investor;

●	in which shareholders’ rights to access to records of the entity that would be created or would survive after the successful completion of the roll-up transaction will be less than those provided in our Declaration of Trust; or

●	in which we would bear any of the costs of the roll-up transaction if the shareholders reject the roll-up transaction;

Access to Records

Any common shareholder is and will be permitted access to all of our records to which they are entitled under applicable law at all reasonable times and may inspect and copy any of them for a reasonable copying charge. Inspection of our records by the office or agency administering the securities laws of a jurisdiction will be provided upon reasonable notice and during normal business hours. An alphabetical list of the names, addresses and telephone numbers of our common shareholders, along with the number of Common Shares held by each of them, is maintained as part of our books and records and will be available for inspection by any common shareholder or the shareholder’s designated agent at our office. The shareholder list is updated at least quarterly to reflect changes in the information contained therein. A copy of the list will be mailed to any common shareholder who requests the list within ten days of our receipt of the request. A shareholder may request a copy of the shareholder list for any proper and legitimate purpose, including, without limitation, in connection with matters relating to voting rights and the exercise of shareholder rights under federal proxy laws. A shareholder requesting a list will be required to pay reasonable costs of postage and duplication.

A shareholder may also request access to any other corporate records. If a proper request for the shareholder list or any other corporate records is not honored, then the requesting shareholder will be entitled to recover certain costs incurred in compelling the production of the list or other requested corporate records as well as actual damages suffered by reason of the refusal or failure to produce the list. However, a shareholder will not have the right to, and we may require a requesting shareholder to represent that it will not, secure the shareholder list or other information for the purpose of selling or using the list for a commercial purpose not related to the requesting shareholder’s interest in our affairs. We may also require that such shareholder sign a confidentiality agreement in connection with the request.

Reports to Shareholders

Within 60 days after each fiscal quarter, we will distribute or make available by any reasonable means our quarterly report on Form 10-Q to all shareholders of record. In addition, we will distribute or make available by any reasonable means our annual report on Form 10-K to all shareholders within 120 days after the end of each calendar year, which must contain, among other things, a breakdown of the expenses reimbursed by us to our investment adviser. These reports will also be available on our website at https://areswmsresources.com/investment-solutions/asif/ and on the SEC’s website at www.sec.gov. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

Subject to availability, a shareholder may authorize us to provide prospectuses, prospectus supplements, annual reports and other information, or documents, electronically by so indicating on their subscription agreement, or by sending us instructions in writing in a form acceptable to us to receive such documents electronically. Unless a shareholder elects in writing to receive documents electronically, all documents will be provided in paper form by mail. A shareholder must have internet access to use electronic delivery. While we impose no additional charge for this service, there may be potential costs associated with electronic delivery, such as on-line charges. Documents will be available on our website. A shareholder may access and print all documents provided through this service. As documents become available, we will notify shareholders of this by sending an e-mail message that will include instructions on how to retrieve the document. If our e-mail notification is returned to us as “undeliverable,” we will contact such shareholders to obtain an updated e-mail address. If we are unable to obtain a valid e-mail address for such shareholders, we will resume sending a paper copy by regular U.S. mail to their address of record. A shareholder may revoke their consent for electronic delivery at any time and we will resume sending such shareholders a paper copy of all required documents. However, in order for us to be properly notified, a revocation must be given to us a reasonable time before electronic delivery has commenced. We will provide a shareholder with paper copies at any time upon request. Such request will not constitute revocation of a shareholder’s consent to receive required documents electronically.

Conflict with the Investment Company Act

Our Declaration of Trust provides that, if and to the extent that any provision of Delaware law, or any provision of our Declaration of Trust conflicts with any provision of the Investment Company Act, the applicable provision of the Investment Company Act will control.

PLAN OF DISTRIBUTION

Each broker-dealer that receives Exchange Notes for its own account pursuant to the exchange offer in exchange for Restricted Notes where such Restricted Notes were acquired as a result of market-making activities or other trading activities must acknowledge that it will deliver a prospectus in connection with any resale or other transfer of such Exchange Notes. This prospectus, as it may be amended or supplemented from time to time, may be used by such a broker-dealer in connection with resales or other transfers of such Exchange Notes. To the extent any such broker-dealer participates in the exchange offer, we have agreed that, for a period of up to 180 days after the completion of the exchange offer, upon request of such broker-dealer, we will make this prospectus, as amended or supplemented, available to such broker-dealer for use in connection with any such resales or other transfers of Exchange Notes, and will deliver as many additional copies of this prospectus and each amendment or supplement to this prospectus and any documents incorporated by reference in this prospectus as such broker-dealer may reasonably request.

We will not receive any proceeds from any resales or other transfers of Exchange Notes by such broker- dealers. Exchange Notes received by such broker-dealers for their own accounts pursuant to the exchange offer may be resold from time to time in one or more transactions in the over-the-counter market, in negotiated transactions, through the writing of options on the Exchange Notes or a combination of these methods of resale, at market prices prevailing at the time of resale, at prices related to such prevailing market prices or at negotiated prices. Any such resale may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from any such broker-dealer or the purchasers of any such Exchange Notes. Any such broker-dealer that resells Exchange Notes that were received by it for its own account pursuant to the exchange offer and any broker or dealer that participates in a distribution of such Exchange Notes may be deemed to be an “underwriter” of the Exchange Notes within the meaning of the Securities Act, and any profit on any such resale of Exchange Notes and any commissions or concessions received by any such persons may be deemed to be underwriting compensation under the Securities Act. The accompanying Letter of Transmittal states that, by acknowledging that it will deliver and by delivering a prospectus, such broker-dealer will not be deemed to admit that it is an “underwriter” of the Exchange Notes within the meaning of the Securities Act.

DISTRIBUTION REINVESTMENT PLAN

We have adopted a distribution reinvestment plan, pursuant to which we will not reinvest cash distributions declared by the Board of Trustees on behalf of our common shareholders unless such shareholders elect for their shares to be automatically reinvested. As a result, if the Board of Trustees authorizes, and we declare, a cash distribution, then our common shareholders who have opted into our distribution reinvestment plan will have their cash distributions automatically reinvested in additional shares as described below, rather than receiving the cash distribution. Distributions on fractional shares will be credited to each participating shareholder’s account to three decimal places.

No action is required on the part of a registered shareholder to have his, her or its cash distribution. In order to opt into having his, her or its cash distribution automatically reinvested in our Common Shares, shareholders can complete and execute an enrollment form or any distribution authorization form as may be available from the Fund or SS&C Technologies, Inc. (the “Plan administrator”). Participation in the distribution reinvestment plan will begin with the next distribution payable after acceptance of a participant’s subscription, enrollment or authorization. Shares will be issued under the distribution reinvestment plan as of the first calendar day of the month following the record date of the distribution.

If a shareholder seeks to terminate its participation in the distribution reinvestment plan, notice of termination must be received in writing by the Plan administrator no later than the record date fixed by the Board of Trustees for distribution to shareholders to be effective for such distribution. Any transfer of shares by a participant to a non-participant will terminate participation in the distribution reinvestment plan with respect to the transferred shares. If a participant elects to tender its Common Shares in full and such full tender is accepted by the Fund, such shareholder’s participation in the Plan will be automatically terminated as of the expiration of the applicable tender offer and any distributions due to such shareholder on or after such date will be paid in cash on the scheduled distribution payment date.

If a shareholder elects to opt into the distribution reinvestment plan, any distributions we declare will be automatically reinvested in our Common Shares. There will be no selling commissions or intermediary manager fees charged to a shareholder if they participate in the distribution reinvestment plan. We will pay the Plan administrator fees under the distribution reinvestment plan. However, all shareholders, including those who opt out of the distribution reinvestment plan, will indirectly bear such Plan administrator fees. If a shareholder’s Common Shares are held by a broker or other financial intermediary, such shareholder may change their election by notifying their broker or other financial intermediary of such election.

The reinvestment of distributions does not relieve a participant in the Distribution Reinvestment Plan of any income tax liability that may be payable on the distributions. Prospective investors are urged to consult their tax advisors with respect to the tax consequences of the Distribution Reinvestment Plan.

Additionally, distributions reinvested in Common Shares increase the Fund’s gross assets on which the base management fee and inventive fee are payable to the investment adviser.

Any issuances of our Common Shares pursuant to our distribution reinvestment plan are dependent on the continued registration of our securities or the availability of an exemption from registration in the recipient’s home state.

The purchase price for shares issued under our distribution reinvestment plan will be equal to the most recent available NAV per share for such shares at the time the distribution is payable. Common Shares issued pursuant to our distribution reinvestment plan will have the same voting rights as our Common Shares offered pursuant to our continuous public offering.

See our Distribution Reinvestment Plan, which is filed as an exhibit to our registration statement for this offering, for more information. All correspondence concerning the DRIP should be directed to Ares Strategic Income Fund c/o SS&C GIDS, Inc. at 430 W 7th Street, Suite 219079, Kansas City, Missouri 64105 (direct overnight mail) or c/o DST at P.O. Box 219079, Kansas City, Missouri 64121-0979. Certain transactions can be performed by calling the toll free number 888-310-9352.

REGULATION

The information in “Business — Regulation as a Business Development Company” in Part I, Item 1 of our 2023 Annual Report is incorporated herein by reference.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR

Our securities are held under a custody agreement by U.S. Bank Trust Company, National Association. The address of the custodian is One Federal Street, 3rd Floor, Boston, MA 02110. SS&C GIDS, Inc. acts as the transfer agent, dividend paying agent and registrar for our Common Shares. The principal business address of the transfer agent is 430 W 7th Street, Suite 219079, Kansas City, Missouri 64105.

CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The exchange of Restricted Notes for Exchange Notes in the exchange offer is not expected to constitute a taxable exchange for U.S. federal income tax purposes. Provided the exchange does not constitute a taxable exchange for U.S. federal income tax purposes:

●	you will not recognize taxable gain or loss as a result of such exchange;

●	the holding period of the exchange notes you will receive will include the holding period of the notes exchanged; and

●	the adjusted tax basis of the exchange notes you will receive will be the same as the adjusted tax basis of the notes you exchange determined immediately before the registered exchange.

In any event, persons considering the exchange of Restricted Notes for Exchange Notes are urged to consult their tax advisors concerning the U.S. federal income tax consequences in light of their particular situations as well as any consequences arising under the laws of any other taxing jurisdiction.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we generally acquire and dispose of our investments in privately negotiated transactions, we infrequently use brokers in the normal course of our business. Subject to policies established by our Board of Trustees, if any, our investment adviser will be primarily responsible for the execution of any publicly traded securities portfolio transactions and the allocation of brokerage commissions. Our investment adviser does not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While our investment adviser generally will seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our investment adviser may select a broker based partly upon brokerage or research services provided to it and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if our investment adviser determines in good faith that such commission is reasonable in relation to the services provided.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP, located at 550 South Hope Street, Suite 1500, Los Angeles, California 90071, is the independent registered public accounting firm of the Fund.

The audited consolidated financial statements and the senior securities table of the Fund included in this prospectus have been so included in reliance on the reports of KPMG LLP, an independent registered public accounting firm whose reports thereon are included elsewhere in this prospectus, given on the authority of said firm as experts in auditing and accounting.

LEGAL MATTERS

Certain legal matters regarding the Exchange Notes have been passed upon for the Fund by Richards, Layton & Finger, P.A., Wilmington, Delaware and Eversheds Sutherland (US) LLP, Washington, D.C. Kirkland & Ellis LLP, Los Angeles, CA and New York, NY, acts as counsel to the Fund.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-14, together with all amendments and related exhibits, under the Securities Act, with respect to the securities offered by this prospectus. The registration statement contains additional information about us and the securities being offered by this prospectus.

We file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. This information is available free of charge by calling us collect at 866-324-7348, by sending an e-mail to us at wmsoperations@aresmgmt.com or on our website at https://areswmsresources.com/investment-solutions/asif/. Information contained on our website is not incorporated into this prospectus and you should not consider such information to be part of this prospectus. You also may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549.

The SEC maintains an internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC, which are available on the SEC’s website at http://www.sec.gov. In addition, each of our and our investment adviser’s code of ethics is also available on the EDGAR Database http://www.sec.gov, and copies of these codes of ethics may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

This prospectus is part of a registration statement that we have filed with the SEC. We are allowed to “incorporate by reference” the information that we file with the SEC, which means that we can disclose important information to you by referring you to such information incorporated by reference. The information incorporated by reference is considered to comprise a part of this prospectus from the date we file any such document.

We incorporate by reference into this prospectus our filings listed below; provided, however, that information “furnished” under Item 2.02 or Item 7.01 of Form 8-K or other information “furnished” to the SEC which is not deemed filed is not incorporated by reference in this prospectus and any accompanying prospectus supplement.

The prospectus incorporates by reference the documents set forth below that have been previously filed with the SEC:

●	our 2023 Annual Report;

●	our Quarterly Reports on Form 10-Q for the quarter ended March 31, 2024 and June 30, 2024, filed with the SEC on May 10, 2024 and August 13, 2024, respectively; and

●	our Current Reports on Form 8-K (other than information furnished rather than filed) filed with the SEC on January 23, 2024, February 13, 2024, February 21, 2024, March 4, 2024, March 6, 2024, March 21, 2024, April 19, 2024, April 23, 2024, May 21, 2024, May 29, 2024, June 5, 2024, June 21, 2024, June 26, 2024, July 22, 2024, August 7, 2024 and August 21, 2024.

See “Available Information” above for information on how to obtain a copy of these filings.

Ares Strategic Income Fund

Offer to Exchange

$700,000,000 aggregate principal amount of 6.350% Notes due 2029

For

$700,000,000 aggregate principal amount of 6.350% Notes due 2029

Registered under the Securities Act of 1933, as amended

PRELIMINARY PROSPECTUS

You should rely only on the information contained in this prospectus. This prospectus is not an offer to sell nor is it seeking an offer to buy these securities in any jurisdiction where the offer or sale is not permitted. The information contained in this prospectus is accurate only as of the date of this prospectus, regardless of the time of delivery of this prospectus or any sale of these securities. You should not assume that the delivery of this prospectus or that any sale made pursuant to this prospectus implies that the information contained in this prospectus will remain fully accurate and correct as of any time subsequent to the date of this prospectus.

, 2024

PART C

Other Information

Item 15. Indemnification

Delaware law permits a Delaware statutory trust to include in its declaration of trust a provision to indemnify and hold harmless any trustee or beneficial owner or other person from and against any and all claims and demands whatsoever. Our Declaration of Trust provides that our Trustees will not be liable to us or our common shareholders for monetary damages for breach of fiduciary duty as a trustee to the fullest extent permitted by Delaware law. Our Declaration of Trust provides for the indemnification of any person to the full extent permitted, and in the manner provided, by Delaware law. In accordance with the Investment Company Act, we will not indemnify certain persons for any liability to which such persons would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Pursuant to our Declaration of Trust and subject to certain exceptions described therein, we will indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (i) any individual who is a present or former Trustee or officer, employee, controlling person or agent of the Fund or the investment adviser or its controlling person and who is made or threatened to be made a party to the proceeding by reason of their service in that capacity or (ii) any individual who, while a Trustee or officer of the Fund, or our investment adviser or its controlling person, and at the request of the Fund, serves or has served as a trustee, officer, partner or trustee of any corporation, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to the proceeding by reason of their service in that capacity (each such person, an “Indemnitee”), in each case to the fullest extent permitted by Delaware law. Notwithstanding the foregoing, we will not provide indemnification for any loss, liability or expense arising from or out of an alleged violation of federal or state securities laws by an Indemnitee unless (i) there has been a successful adjudication on the merits of each count involving alleged securities law violations, (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction, or (iii) a court of competent jurisdiction approves a settlement of the claims against the Indemnitee, as the case may be, and finds that indemnification of the settlement and the related costs should be made and the court considering the request for indemnification has been advised of the position of the SEC and of the published position of any state securities regulatory authority in which securities were offered or sold as to indemnification for violations of securities laws.

We will not indemnify an Indemnitee against any liability or loss suffered by such Indemnitee unless (i) the Indemnitee determines in good faith that the course of conduct that caused the loss or liability was in the best interest of the Fund, (ii) the Indemnitee was acting on behalf of or performing services for the Fund, (iii) such liability or loss was not the result of (A) negligence or misconduct, in the case that the party seeking indemnification is a Trustee (other than an independent Trustee), officer, employee, controlling person or agent of the Fund or investment adviser or its controlling person, or (B) gross negligence or willful misconduct, in the case that the party seeking indemnification is an independent Trustee, and (iv) such indemnification or agreement to hold harmless is recoverable only out of assets of the Fund and not from the shareholders.

In addition, the Declaration of Trust permits the Fund to advance reasonable expenses to an Indemnitee or an affiliate of our investment adviser who is not otherwise an Indemnitee, and we will do so in advance of final disposition of a proceeding (a) if the proceeding relates to acts or omissions with respect to the performance of duties or services on behalf of the Fund, (b) the legal proceeding was initiated by a third party who is not a shareholder or, if by a shareholder of the Fund acting in their capacity as such, a court of competent jurisdiction approves such advancement and (c) upon the Fund’s receipt of (i) a written affirmation by such person of their good faith belief that they have met the standard of conduct necessary for indemnification by the Fund and (ii) a written undertaking by them or on their behalf to repay the amount paid or reimbursed by the Fund, together with the applicable legal rate of interest thereon, if it is ultimately determined that the standard of conduct was not met.

Part C - 1

In addition to the indemnification provided for in our Declaration of Trust, we have entered into indemnification agreements with each of our current Trustees and certain of our officers and with members of the ASIF Investment Committee and we intend to enter into indemnification agreements with each of our future Trustees, members of our ASIF Investment Committee and certain of our officers. The indemnification agreements attempt to provide these Trustees, officers and other persons the maximum indemnification permitted under Delaware law and the Investment Company Act. The agreements provide, among other things, for the advancement of expenses and indemnification for liabilities that such person may incur by reason of their status as a present or former Trustee or officer or member of the ASIF Investment Committee in any action or proceeding arising out of the performance of such person’s services as a present or former Trustee or officer or member of the ASIF Investment Committee.

Further, the investment advisory and management agreement and administration agreement provide that our investment adviser and administrator will not be liable to the Fund for any action taken or omitted to be taken by our investment adviser or administrator in connection with the performance of any of their duties or obligations under the investment advisory and management agreement and administration agreement or otherwise as investment adviser or administrator, respectively. Each of the investment advisory and management agreement and the administration agreement provide that, each of our investment adviser and our administrator, as applicable, its members and their respective officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with any of them (collectively, the “Indemnified Parties”) will be entitled to indemnification from and against all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by the Indemnified Parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Fund or its security holders) arising out of or otherwise based upon the performance of any of our investment adviser’s services under the investment advisory and management agreement and our administrator’s services under the administration agreement or otherwise as investment adviser or administrator for us. Notwithstanding the preceding sentence, nothing contained in (a) the investment advisory and management agreement will protect or be deemed to protect the Indemnified Parties against or entitle or be deemed to entitle the Indemnified Parties to indemnification in respect of, any liability to the Fund or its security holders to which the Indemnified Parties would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of any indemnified party’s duties under the investment advisory and management agreement or by reason of the reckless disregard of our investment adviser’s duties under the investment advisory and management agreement, or (b) the administration agreement will protect or be deemed to protect the Indemnified Parties against or entitle or be deemed to entitle the Indemnified Parties to indemnification in respect of, any liability to the Fund or its security holders to which the Indemnified Parties would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of our administrator’s duties, or by reason of the reckless disregard of our administrator’s duties and obligations under the administration agreement (in each of cases (a) and (b), to the extent applicable, as the same will be determined in accordance with the Investment Company Act and any interpretations or guidance by the SEC or its staff thereunder). In addition, notwithstanding anything in the investment advisory and management agreement and the administration agreement to the contrary, nothing in such agreements will protect or be deemed to protect our investment adviser or its controlling persons or the administrator, as the case may be, against, or entitle or be deemed to entitle the investment adviser or its controlling persons or the administrator, as the case may be to, indemnification in respect of, any liability to the Fund or its security holders to which the investment adviser or its controlling persons or administrator, as the case may be, would otherwise be subject by reason of negligence or misconduct in the performance of the investment adviser’s and/or its controlling persons’ or administrator’s, as the case may be, duties.

Part C - 2

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the provisions described above, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person in the successful defense of an action suit or proceeding) is asserted by a Trustee, officer or controlling person in connection with the securities being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is again public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

The Fund has obtained liability insurance for the benefit of its Trustees and officers (other than with respect to claims resulting from the willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office) on a claims-made basis.

Part C - 3

Item 16.	Exhibits

(1)          Fourth Amended and Restated Declaration of Trust of the Registrant(3)

(2)          Second Amended and Restated Bylaws of the Registrant(4)

(5)(a)     Indenture, dated as of June 5, 2024, by and between Ares Strategic Income Fund and U.S. Bank Trust Company, National Association, as trustee(19)

(5)(b)     First Supplemental Indenture, dated as of June 5, 2024, relating to the 6.350% Notes due 2029, between Ares Strategic Income Fund and U.S. Bank Trust Company, National Association, as trustee(19)

(5)(c)     Form of 6.350% Notes due 2029(19)

(5)(d)     Registration Rights Agreement, dated as of June 5, 2024, relating to the 6.350% Notes due 2029, by and among Ares Strategic Income Fund and BofA Securities, Inc., J.P. Morgan Securities LLC, RBC Capital Markets, LLC, SMBC Nikko Securities America, Inc. and Wells Fargo Securities, LLC(19)

(6)(a)     Second Amended and Restated Investment Advisory and Management Agreement(5)

(7)(a)     Intermediary Manager Agreement(2)

(7)(b)     Form of Selected Intermediary Manager Agreement (Included as Exhibit A to the Intermediary Manager Agreement)(2)

(7)(c)     Distribution and Shareholder Servicing Plan of the Registrant(15)

(9)(a)     Custody Agreement(1)

(9)(b)     Document Custody Agreement(1)

(11)        Opinion of Richards, Layton & Finger, P.A.+

(11)(b)   Opinion of Kirkland and Ellis+

(12)        Opinion and Consent of Kirkland and Ellis LLP supporting tax matters and consequences to Noteholders discussed in the prospectus.+

(13)(a)   Second Amended and Restated Administration Agreement(6)

(13)(b)   Third Amended and Restated Multiple Class Plan(20)

(13)(c)   Distribution Reinvestment Plan(1)

(13)(d)   Transfer Agency Services Agreement(1)

Part C - 4

(13)(e)   Expense Support and Conditional Reimbursement Agreement by and among the Registrant and Adviser(1)

(13)(f)    Form of Indemnification Agreement by and between the Registrant and each of its Trustees and certain of its officers(1)

(13)(g)   Form of Indemnification Agreement by and between the Registrant and members of the Investment Committee of the Adviser(1)

(13)(h)   Amended and Restated Senior Secured Credit Agreement, dated as of April 15, 2024, by and among Ares Strategic Income Fund, the lenders party thereto, and JPMorgan Chase Bank, N.A., as administrative agent(17)

(13)(i)    Loan and Servicing Agreement, dated as of July 26, 2023, among ASIF Funding I, LLC, as borrower, Ares Strategic Income Fund, as equityholder and servicer, the lenders from time to time parties thereto, Société Général, as agent, the collateral agent and collateral administrator party, and the document custodian party(7)

(13)(j)    Amendment No. 1 to the Loan and Servicing Agreement, dated as of December 19, 2023, among ASIF Funding I, LLC, as borrower, Ares Strategic Income Fund, as equityholder and servicer, the lenders from time to time parties thereto, Société Générale, as agent and swingline lender, the collateral agent and collateral administrator party, and the document custodian party(10)

(13)(k)   Amendment No. 2 to the Loan and Servicing Agreement, dated as of February 9, 2024, among ASIF Funding I, LLC, as borrower, Ares Strategic Income Fund, as equityholder and servicer, the lenders from time to time parties thereto, Société Générale, as agent and swingline lender, the collateral agent and collateral administrator party, and the document custodian party(11)

(13)(l)    Amendment No. 3 to the Loan and Servicing Agreement, dated as of February 27, 2024, among ASIF Funding I, LLC, as borrower, Ares Strategic Income Fund, as equityholder and servicer, the lenders from time to time party thereto, Société Générale, as agent and swingline lender, U.S. Bank Trust Company, National Association, as collateral agent and collateral administrator, and U.S. Bank National Association, as document custodian(12)

(13)(m)  Credit Agreement, dated as of March 1, 2024, among ASIF Funding II, LLC, as borrower, Ares Strategic Income Fund, as parent and servicer, the lenders from time to time party thereto, The Bank of Nova Scotia, as administrative agent, U.S. Bank Trust Company, National Association, as collateral agent and collateral administrator, and U.S. Bank National Association, as custodian and document custodian(13)

(13)(n)   Amendment No. 1 to Credit Agreement, dated as of August 2, 2024, among ASIF Funding II, LLC, as borrower, Ares Strategic Income Fund, as parent and servicer, the lenders from time to time party thereto, The Bank of Nova Scotia, as administrative agent, U.S. Bank Trust Company, National Association, as collateral agent and collateral administrator, and U.S. Bank National Association, as custodian and document custodian(21)

(13)(o)   Contribution Agreement, dated as of July 26, 2023, among Ares Strategic Income Fund, as transferor, and ASIF Funding I, LLC, as transferee(8)

(13)(p)   Contribution Agreement, dated as of March 1, 2024, among Ares Strategic Income Fund, as transferor, and ASIF Funding II, LLC, as transferee(14)

Part C - 5

(13)(q)   Commitment Increase Agreement, dated as of July 31, 2023, among Ares Strategic Income Fund, the lenders party thereto, and JPMorgan Chase Bank, N.A., as administrative agent(9)

(13)(r)    Trademark License Agreement(16)

(14)(a)   Consent of Independent Registered Public Accounting Firm*

(14)(b)   Report of Independent Registered Accounting Firm on Supplemental Information(22)

(16)        Power of Attorney*

(17)(a)   Statement of Eligibility on Form T-1 of U.S. Bank Trust Company, National Association*

(17)(b)   Form of Letter of Transmittal*

(18)        Filing Fees Table*

*Filed herewith

+To be filed by amendment.

(1)        Incorporated by reference to Exhibits (e), (j)(1), (j)(2), (k)(2), (k)(3), (k)(4), (k)(5) and (t), as applicable, to the Registrant’s Pre-Effective Registration Statement on Form N-2 (File No. 333-264145), filed on December 2, 2022.

(2)        Incorporated by reference to Exhibit 10.2 in the Registrant’s Quarterly Report on Form 10-Q, filed on May 15, 2023.

(3)        Incorporated by reference to Exhibit 3.1 to the Registrant’s Current Report on Form 8-K, filed on May 25, 2023.

(4)        Incorporated by reference to Exhibit 3.2 to the Registrant’s Current Report on Form 8-K, filed on May 25, 2023.

(5)        Incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K, filed on May 25, 2023.

(6)        Incorporated by reference to Exhibit 10.2 to the Registrant’s Current Report on Form 8-K, filed on May 25, 2023.

(7)        Incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K, filed on August 1, 2023.

(8)        Incorporated by reference to Exhibit 10.2 to the Registrant’s Current Report on Form 8-K, filed on August 1, 2023.

(9)        Incorporated by reference to Exhibit 10.3 to the Registrant’s Current Report on Form 8-K, filed on August 1, 2023.

Part C - 6

(10)      Incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K, filed on December 22, 2023.

(11)      Incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K, filed on February 13, 2024.

(12)      Incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K, filed on March 4, 2024.

(13)      Incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K, filed on March 6, 2024.

(14)      Incorporated by reference to Exhibit 10.2 to the Registrant’s Current Report on Form 8-K, filed on March 6, 2024.

(15)      Incorporated by reference to Exhibit 10.6 in the Registrant’s Annual Report on Form 10-K, filed on March 14, 2024.

(16)      Incorporated by reference to Exhibit 10.24 in the Registrant’s Annual Report on Form 10-K, filed on March 14, 2024.

(17)      Incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K, filed on April 19, 2024.

(18)      Incorporated by reference to Exhibits (n)(1) and (n)(2) to the Registrant’s Post-Effective Amendment No. 10 to the Registration Statement, filed on April 26, 2024.

(19)      Incorporated by reference to Exhibits 4.1, 4.2, 4.3 and 4.4, as applicable, to the Registrant’s Current Report on Form 8-K, filed on June 5, 2024.

(20)      Incorporated by reference to Exhibit 10.3 to the Registrant’s Quarterly Report on Form 10-Q, filed on August 13, 2024.

(21)      Incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K, filed on August 7, 2024.

(22)      Incorporated by reference to “Report of Independent Registered Public Accounting Firm” in the Registrant’s Annual Report on Form 10-K, filed on March 14, 2024.

Part C - 7

Item 17.	Undertakings.

(1)	The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)	The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment will be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time will be deemed to be the initial bona fide offering of them.

Part C - 8

SIGNATURES

Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on the 21st day of August, 2024.

ARES STRATEGIC INCOME FUND

By:	/s/ Michael L. Smith
	Name:	Michael L. Smith
	Title:	Co-Chief Executive Officer and Trustee

By:	/s/ Mitchell Goldstein
	Name:	Mitchell Goldstein
	Title:	Co-Chief Executive Officer and Trustee

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities indicated on August 21, 2024.

Signature	Title	Date

/s/ R. Kipp deVeer	Chairman of the Board of Trustees and Trustee	August 21, 2024
R. Kipp deVeer

/s/ Michael L. Smith	Co-Chief Executive Officer and Trustee (Principal Executive Officer)	August 21, 2024
Michael L. Smith

/s/ Mitchell Goldstein	Co-Chief Executive Officer and Trustee (Principal Executive Officer)	August 21, 2024
Mitchell Goldstein

/s/ Scott C. Lem	Chief Financial Officer and Treasurer (Principal Financial Officer)	August 21, 2024
Scott C. Lem

/s/ Paul Cho	Chief Accounting Officer (Principal Accounting Officer)	August 21, 2024
Paul Cho

*	Trustee	August 21, 2024
Sandra R. Anceleitz

*	Trustee	August 21, 2024
Ann Torre Bates

*	Trustee	August 21, 2024
Eric B. Siegel

*	Trustee	August 21, 2024
Steven B. McKeever

*By:	/s/ Scott C. Lem
Scott C. Lem
As Agent or Attorney-in-Fact

August 21, 2024

The original powers of attorney authorizing R. Kipp deVeer, Joshua M. Bloomstein, Scott C. Lem, Michael L. Smith, Mitchell Goldstein, Lisa Morgan and Naseem Sagati Aghili to execute the Registration Statement, and any amendments thereto, for the trustees of the Registrant on whose behalf this Amendment is filed have been executed and filed as an Exhibit hereto.